UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Closed-End Funds

Annual Report

June 30, 2016

PCM Fund, Inc.

PIMCO Global StocksPLUS® & Income Fund

PIMCO Income Opportunity Fund

PIMCO Strategic Income Fund, Inc.

PIMCO Dynamic Credit and Mortgage Income Fund

(formerly PIMCO Dynamic Credit Income Fund)

PIMCO Dynamic Income Fund

(1)	Consolidated Schedule of Investments

Letter from the Chairman of the Board & President

Dear Shareholder,

The global financial markets generated mixed results during the reporting period. Investor sentiment fluctuated as investors reacted to incoming economic data, shifting monetary policy, volatile commodity prices and numerous geopolitical issues.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have appointed Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st. The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly traded alternative asset managers and leader in liquid, high-alpha investment strategies.

For the 12-month reporting period ended June 30, 2016

Despite a number of headwinds, the U.S. economy was resilient and continued to expand during the reporting period. That being said, the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.0% annual pace during the third quarter of 2015. Economic activity then decelerated, as GDP grew at a revised 0.9% and 0.8% annual pace during the fourth quarter of 2015 and first quarter of 2016, respectively. Finally, the Commerce Department’s initial reading — released after the reporting period had ended — showed that second quarter 2016 GDP grew at an annual pace of 1.2%.

At its meeting in December 2015, the Federal Reserve (“Fed”) took its initial step toward normalizing monetary policy. In particular, the Fed raised interest rates from a range between 0% and 0.25% to a range between 0.25% and 0.50%. However, since that time the Fed has remained on hold. In its official statement following the Fed’s June 2016 meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Economic activity outside the U.S. was mixed during the reporting period. In the eurozone, underlying economies gradually improved from low levels due to better domestic demand, while low inflation remained a concern. Against this backdrop, the European Central Bank (“ECB”) introduced additional easing measures, including the purchase of corporate bonds in an attempt to stimulate growth and spur inflation. The Bank of Japan also continued to pursue highly accommodative monetary policy. While the Bank of England kept rates on hold, British voters’ decision in June 2016 to leave the European Union (“Brexit”) led to speculation that the country’s central bank would lower rates in the near future. Elsewhere, economic activity in China moderated, which impacted growth in many emerging market economies.

Commodity prices were highly volatile during the reporting period. Crude oil declined from $59 to $37 during the first half of the period and then rallied to $48 at the end of June 2016. Finally, foreign exchange markets fluctuated given economic data, central bank policy and, most recently, Brexit, which sent the pound sharply lower.

2	PIMCO CLOSED-END FUNDS

Outlook

PIMCO’s baseline view is for a version of today’s status quo to continue and evolve gradually for the next three to five years. More specifically, PIMCO foresees U.S. GDP growth at or slightly above trend of 1.5% to 2% per year, inflation fluctuating around the 2% Fed’s target, the Fed gradually lifting the federal funds rate to the “New Neutral” range of 2% to 3% nominal and fiscal policy providing modest positive support to aggregate demand.

Overseas, PIMCO’s baseline view for the eurozone is for lackluster, trend-like growth between 1% and 1.5% per year, with inflation remaining somewhat below 2%. In terms of monetary policy, PIMCO sees the ECB continuing to do the heavy lifting and eventually even pursuing an extension of the quantitative easing (“QE”) program. PIMCO’s baseline view sees modest positive support for European growth from fiscal policy, over the next three to five years. Finally, for China, PIMCO’s baseline view is that of a managed slowdown, with growth between 5% and 6% and inflation around 2%.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the 12 months ended June 30, 2016.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO, or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board	President

ANNUAL REPORT	JUNE 30, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed- income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement. As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program and, at its meeting on December 16, 2015, raised interest rates for the first time since 2006 from a target range of 0% to 0.25% to a target range of 0.25% to 0.50%. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value “NAV”. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and a Fund.

PIMCO Global StocksPLUS® & Income Fund’s (“PGP”) monthly distributions are expected to include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of the PGP’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

PGP and other Funds may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund’s income- and gain-generating strategies may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced

4	PIMCO CLOSED-END FUNDS

a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of PGP’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its net asset value with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

PGP’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent. In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards. PGP currently has significant capital loss carryforwards, some of which will expire at particular dates, and to the extent that the Fund’s capital losses exceed capital gains, the Fund cannot use its capital loss carryforwards to offset capital gains.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and

ANNUAL REPORT	JUNE 30, 2016	5

Important Information About the Funds (Cont.)

costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union (“EMU”) member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

6	PIMCO CLOSED-END FUNDS

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties) or issuers that a Fund invests in can also subject a Fund to many of the same risks associated with direct cyber security breaches. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Like with operational risk in general, the Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third party service providers. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non- diversification risk, management risk, municipal bond risk, inflation- indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred

ANNUAL REPORT	JUNE 30, 2016	7

Important Information About the Funds (Cont.)

securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS & Income Fund	05/31/05	Diversified
PIMCO Income Opportunity Fund	11/30/07	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Credit and Mortgage Income Fund	01/31/13	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional

Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO
(844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO
(844-337-4626) and on the Funds’ website at www.pimco.com. Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

8	PIMCO CLOSED-END FUNDS

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown†

Non-Agency Mortgage-Backed Securities	38.7%
Asset-Backed Securities	34.1%
Corporate Bonds & Notes	16.0%
Short-Term Instruments	6.4%
Bank Loan Obligations	2.8%
Other	2.0%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of June 30, 2016)(¹)

Market Price	$9.72
NAV	$9.71
Premium/(Discount) to NAV	0.10%
Market Price Distribution Yield(2)	9.88%
NAV Distribution Yield(2)	9.89%
Total Effective Leverage(3)	46%

Average Annual Total Return(1) for the period ended June 30, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	6.91%	6.82%	7.68%	8.20%
NAV	0.14%	9.20%	9.80%	8.78%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PCM’s primary investment objective is to seek to achieve high current income. Capital gains from the disposition of investments are a secondary objective of the Fund.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s exposure to U.S. interest rates was the primary contributor to performance, as interest rates rallied significantly.

»

The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) contributed to performance. The sector performed well, with the Barclays Non-Agency Investment Grade CMBS Index outperforming like-duration Treasuries.

»	The Fund’s allocation to non-agency mortgage-backed securities contributed to returns. The sector continued to benefit from an improving U.S. housing market and limited outstanding supply.

»

The Fund’s allocation to intermediate-term investment grade corporate bonds was a modest contributor to performance. The sector performed well, with the Barclays Intermediate U.S. Corporate Index outperforming like-duration Treasuries.

»

The Fund’s allocation to high yield corporate bonds was the primary detractor from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals, while subordinate bonds from financial issuers experienced weakness following the outcome of the U.K.’s referendum to leave the European Union.

ANNUAL REPORT	JUNE 30, 2016	9

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown†

Non-Agency Mortgage-Backed Securities	39.3%
Corporate Bonds & Notes	31.9%
Short-Term Instruments	13.4%
Asset-Backed Securities	10.5%
U.S. Government Agencies	1.9%
Other	3.0%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of June 30, 2016)(1)

Market Price	$19.53
NAV	$9.76
Premium/(Discount) to NAV	100.10%
Market Price Distribution Yield(2)	11.27%
NAV Distribution Yield(2)	22.54%
Total Effective Leverage(3)	45%

Average Annual Total Return(1) for the period ended June 30, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	31.38%	7.98%	13.19%	12.62%
NAV	(7.04)%	9.97%	10.14%	10.78%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Global StocksPLUS® & Income Fund’s primary investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	A yield curve steepening strategy, implemented through U.S. dollar interest rate swaps, was the primary detractor from performance, as the swap curve flattened.

»

Exposure to the MSCI EAFE Index through equity index derivatives detracted from absolute returns. International equities (as represented by the MSCI EAFE Index) declined 10.83% over the 12 months ended June 30, 2016.

»

The Fund’s allocation to high yield corporate bonds detracted from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals, while subordinate bonds from financial issuers experienced weakness following the outcome of the U.K.’s referendum to leave the European Union.

»	Exposure to residential non-agency mortgage-backed securities added modestly to performance, as these securities benefited from an improving housing market and limited outstanding supply.

»

The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) contributed to performance. The sector performed well, with the Barclays Investment Grade Non-Agency CMBS Index outperforming like-duration Treasuries.

»	The Fund’s use of paired swap transactions during the reporting period supported the Fund’s monthly distributions, but generally resulted in a decline in the Fund’s net asset value.

10	PIMCO CLOSED-END FUNDS

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Allocation Breakdown†

Corporate Bonds & Notes	33.4%
Asset-Backed Securities	26.6%
Non-Agency Mortgage-Backed Securities	26.0%
Short-Term Instruments	5.6%
Convertible Preferred Securities	3.4%
Other	5.0%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of June 30, 2016)(1)

Market Price	$23.00
NAV	$22.59
Premium/(Discount) to NAV	1.81%
Market Price Distribution Yield(2)	9.91%
NAV Distribution Yield(2)	10.09%
Total Effective Leverage(3)	43%

Average Annual Total Return(1) for the period ended June 30, 2016
	1 Year	5 Year	Commencement of Operations (11/30/07)
Market Price	7.87%	8.30%	11.06%
NAV	(1.83)%	9.36%	11.40%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Income Opportunity Fund’s investment objective is to seek current income as a primary focus and also capital appreciation.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»

The Fund’s allocation to high yield corporate bonds was the primary detractor from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals, while subordinate bonds from financial issuers experienced weakness following the outcome of the U.K.’s referendum to leave the European Union.

»	Within the high yield corporate bond market, exposure to financials, industrials, capital goods, telecommunications and utility credits detracted from results.

»	Exposure to local and hard currency-denominated Brazilian debt was a major detractor from returns. Brazil was negatively impacted by its slowing economy, high inflation and a political crisis.

»

The Fund’s exposure to U.S. interest rates benefited performance, as interest rates rallied. This positive impact, however, was partially offset by strategies designed to benefit from rising long-term interest rates, as the yield curve flattened.

»

The Fund’s exposure to U.S. dollar-denominated Russian quasi-sovereign bonds contributed to returns. Spreads on these issues continued to retrace much of the widening that occurred in recent years, as geopolitical tensions in the region eased and investor sentiment improved.

ANNUAL REPORT	JUNE 30, 2016	11

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown†

U.S. Government Agencies	59.5%
Non-Agency Mortgage-Backed Securities	14.1%
Corporate Bonds & Notes	8.4%
U.S. Treasury Obligations	8.1%
Asset-Backed Securities	6.4%
Short-Term Instruments	1.7%
Other	1.8%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of June 30, 2016)(1)

Market Price	$9.61
NAV	$7.89
Premium/(Discount) to NAV	21.80%
Market Price Distribution Yield(2)	9.99%
NAV Distribution Yield(2)	12.17%
Total Effective Leverage(3)	25%

Average Annual Total Return(1) for the period ended June 30, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	24.14%	8.41%	11.23%	9.34%
NAV	4.06%	8.55%	10.85%	8.63%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»

The primary investment objective of PIMCO Strategic Income Fund, Inc. is to seek to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s allocation to agency mortgage-backed securities was the primary contributor to performance, as the sector benefited from continued Federal Reserve reinvestment activity.

»

The Fund’s exposure to U.S. dollar-denominated Russian quasi-sovereign bonds contributed to returns. Spreads on these issues continued to retrace much of the widening that occurred in recent years, as geopolitical tensions in the region eased and investor sentiment improved.

»	The Fund’s allocation to select high yield energy corporate bonds added to performance despite weakness in broader high yield corporate bond and commodity markets.

»

The Fund’s allocation to intermediate-term investment grade corporate bonds was a modest contributor to performance. The sector performed well, with the Barclays Intermediate U.S. Corporate Index outperforming like-duration Treasuries.

»	The Fund’s exposure to European residential mortgage-backed securities detracted from performance following the outcome of the U.K.’s referendum to leave the European Union.

12	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Credit and Mortgage Income Fund

Symbol on NYSE - PCI

Allocation Breakdown†

Asset-Backed Securities	42.6%
Corporate Bonds & Notes	24.9%
Non-Agency Mortgage-Backed Securities	23.8%
Short-Term Instruments	5.5%
Bank Loan Obligations	2.0%
Other	1.2%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of June 30, 2016)(1)

Market Price	$19.13
NAV	$20.43
Premium/(Discount) to NAV	(6.36)%
Market Price Distribution Yield(2)	10.29%
NAV Distribution Yield(2)	9.64%
Total Effective Leverage(3)	47%

Average Annual Total Return(1) for the period ended June 30, 2016
	1 Year	Commencement of Operations (01/31/13)
Market Price	6.69%	2.52%
NAV	(1.36)%	5.15%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Dynamic Credit and Mortgage Income Fund’s (formerly PIMCO Dynamic Credit Income Fund) primary investment objective is to seek current income and capital appreciation is a secondary objective.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»

The Fund’s allocation to high yield corporate bonds was the primary detractor from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals, while subordinate bonds from financial issuers experienced weakness following the outcome of the U.K.’s referendum to leave the European Union.

»	Exposure to local and hard currency-denominated Brazilian debt was a significant detractor from returns. Brazil was negatively impacted by its slowing economy, high inflation and a political crisis.

»

The Fund’s exposure to U.S. interest rates strongly benefited performance, as interest rates rallied. This positive impact, however, was partially offset by strategies designed to benefit from rising long-term interest rates, as the yield curve flattened.

»

The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) contributed to performance. The sector performed well, with the Barclays Investment Grade Non-Agency CMBS Index outperforming like-duration Treasuries.

»

The Fund’s allocation to intermediate-term investment grade corporate bonds contributed to performance. The sector performed well, with the Barclays Intermediate U.S. Corporate Index outperforming like-duration Treasuries.

ANNUAL REPORT	JUNE 30, 2016	13

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown†

Non-Agency Mortgage-Backed Securities	54.5%
Asset-Backed Securities	24.7%
Corporate Bonds & Notes	11.7%
Short-Term Instruments	5.6%
U.S. Government Agencies	1.3%
Other	2.2%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of June 30, 2016)(1)

Market Price	$27.57
NAV	$26.56
Premium/(Discount) to NAV	3.80%
Market Price Distribution Yield(2)	9.60%
NAV Distribution Yield(2)	9.96%
Total Effective Leverage(3)	47%

Average Annual Total Return(1) for the period ended June 30, 2016
	1 Year	Commencement of Operations (05/30/12)
Market Price	13.75%	16.54%
NAV	1.79%	16.91%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s exposure to U.S. interest rates was the primary contributor to performance as interest rates rallied significantly.

»	The Fund’s allocation to non-agency mortgage-backed securities contributed to returns. The sector continued to benefit from an improving U.S. housing market and limited outstanding supply.

»

The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) contributed to performance. The sector performed well, with the Barclays Investment Grade Non-Agency CMBS Index outperforming like-duration Treasuries.

»

The Fund’s allocation to intermediate-term investment grade corporate bonds was a modest contributor to performance. The sector performed well, with the Barclays Intermediate U.S. Corporate Index outperforming like-duration Treasuries.

»

The Fund’s exposure to U.S. dollar-denominated Russian quasi-sovereign bonds contributed to returns. Spreads on these issues continued to retrace much of the widening that occurred in recent years, as geopolitical tensions in the region eased and investor sentiment improved.

»

The Fund’s allocation to high yield corporate bonds was the primary detractor from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals, while subordinate bonds from financial issuers experienced weakness following the outcome of the U.K.’s referendum to leave the European Union.

14	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2016	15

Financial Highlights

		Investment Operations			Less Distributions(b)

	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total

PCM Fund, Inc.
06/30/2016	$10.68	$1.22	$(1.23)	$(0.01)	$(0.96)	$0.00	$0.00	$(0.96)
01/01/2015 - 06/30/2015(e)	10.72	0.44	0.00 ^	0.44	(0.48)	0.00	0.00	(0.48	)(i)
12/31/2014	11.17	0.94	(0.34)	0.60	(1.05)	0.00	0.00	(1.05)
12/31/2013	11.35	1.12	(0.20)	0.92	(1.10)	0.00	0.00	(1.10)
12/31/2012	9.48	1.06	1.93	2.99	(1.12)	0.00	0.00	(1.12)
12/31/2011	9.88	1.13	(0.47)	0.66	(1.06)	0.00	0.00	(1.06)

PIMCO Global StocksPLUS® & Income Fund
06/30/2016	$12.88	$1.15	$(2.07)	$(0.92)	$(2.02)	$0.00	$(0.18)	$(2.20)
04/01/2015 - 06/30/2015(f)	12.82	0.34	0.27	0.61	(0.55)	0.00	0.00	(0.55	)(i)
03/31/2015	14.72	1.15	(0.85)	0.30	(2.20)	0.00	0.00	(2.20)
03/31/2014	14.32	1.39	1.21	2.60	(2.20)	0.00	0.00	(2.20)
03/31/2013	12.57	1.38	2.57	3.95	(2.20)	0.00	0.00	(2.20)
03/31/2012	14.88	1.61	(1.72)	(0.11)	(2.20)	0.00	0.00	(2.20)

PIMCO Income Opportunity Fund
06/30/2016	$25.94	$2.33	$(2.89)	$(0.56)	$(2.28)	$(0.51)	$0.00	$(2.79)
11/01/2014 - 06/30/2015(g)	28.38	1.54	(0.86)	0.68	(2.34)	(0.77)	(0.01)	(3.12	)(i)
10/31/2014	28.67	2.71	(0.12)	2.59	(2.88)	0.00	0.00	(2.88)
10/31/2013	27.86	2.87	0.77	3.64	(2.83)	0.00	0.00	(2.83)
10/31/2012	24.62	2.61	3.69	6.30	(3.06)	0.00	0.00	(3.06)
10/31/2011	26.97	3.24	(2.20)	1.04	(3.39)	0.00	0.00	(3.39)

PIMCO Strategic Income Fund, Inc.
06/30/2016	$8.58	$0.76	$(0.45)	$0.31	$(1.00)	$0.00	$0.00	$(1.00)
02/01/2015 - 06/30/2015(h)	8.57	0.30	0.11	0.41	(0.40)	0.00	0.00	(0.40	)(i)
01/31/2015	9.24	0.90	(0.55)	0.35	(1.02)	0.00	0.00	(1.02)
01/31/2014	9.66	0.99	(0.30)	0.69	(1.11)	0.00	0.00	(1.11)
01/31/2013	8.91	1.05	0.95	2.00	(1.25)	0.00	0.00	(1.25)
01/31/2012	9.97	1.36	(1.03)	0.33	(1.39)	0.00	0.00	(1.39)

PIMCO Dynamic Credit and Mortgage Income Fund (Consolidated)
06/30/2016	$23.00	$2.01	$(2.40)	$(0.39)	$(2.18)	$0.00	$0.00	$(2.18)
01/01/2015 - 06/30/2015(e)	22.83	0.76	0.35	1.11	(0.94)	0.00	0.00	(0.94	)(i)
12/31/2014	24.04	1.79	(0.53)	1.26	(2.47)	0.00	0.00	(2.47)
01/31/2013 - 12/31/2013	23.88	1.33	0.76	2.09	(1.68)	(0.24)	0.00	(1.92)

PIMCO Dynamic Income Fund (Consolidated)
06/30/2016	$31.38	$3.87	$(3.45)	$0.42	$(4.25)	$(0.99)	$0.00	$(5.24)
04/01/2015 - 06/30/2015(f)	30.74	0.80	0.47	1.27	(0.63)	0.00	0.00	(0.63	)(i)
03/31/2015	32.11	3.25	(0.49)	2.76	(4.13)	0.00	0.00	(4.13)
03/31/2014	30.69	3.70	1.24	4.94	(3.29)	(0.23)	0.00	(3.52)
05/30/2012 - 03/31/2013	23.88	2.79	6.50	9.29	(2.18)	(0.27)	0.00	(2.45)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.
(c)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)	Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5 in the Notes to Financial Statements for more information.
(e)	Fiscal year end changed from December 31st to June 30th.
(f)	Fiscal year end changed from March 31st to June 30th.
g)	Fiscal year end changed from October 31st to June 30th.
(h)	Fiscal year end changed from January 31st to June 30th.
(i)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

		Common Share			Ratios/Supplemental Data
						Ratios to Average Net Assets
Offering Cost Charged to Paid in Capital in Excess of Par		Net Assets Value End of Year or Period	Market Price End of Year or Period	Total Investment Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Interest Expense(d)		Net Investment Income		Portfolio Turnover Rate

$	N/A	$9.71	$9.72	6.91%	$112,099	2.69%		1.58%		12.25%		12%
	N/A	10.68	10.05	(1.28)	123,235	2.26	*	1.54	*	8.32	*	20
	N/A	10.72	10.65	0.34	123,633	1.89		1.40		8.38		11
	N/A	11.17	11.65	6.49	128,672	2.05		1.52		9.75		6
	N/A	11.35	12.02	23.34	130,461	2.59		1.76		10.05		13
	N/A	9.48	10.77	10.43	108,810	2.44		1.75		11.30		26

$	N/A	$9.76	$19.53	31.38%	$103,627	2.75%		1.82%		10.56%		26%
	N/A	12.88	16.92	(21.82)	135,468	2.34	*	1.72	*	10.35	*	3
	N/A	12.82	22.27	4.05	134,594	2.30		1.78		8.29		92
	N/A	14.72	23.67	19.44	153,393	1.94		1.67		9.62		197
	N/A	14.32	21.95	21.57	148,170	2.64		2.10		10.75		33
	N/A	12.57	20.18	(8.00)	128,952	2.71		2.12		12.70		90

$	N/A	$22.59	$23.00	7.87%	$338,292	2.63%		1.73%		9.99%		16%
	N/A	25.94	24.20	0.22	388,353	2.43	*	1.79	*	8.93	*	14
	N/A	28.38	27.26	4.39	424,632	2.01		1.65		9.44		175
	N/A	28.67	28.90	6.81	426,561	1.93		1.66		10.03		65
	N/A	27.86	29.85	26.98	411,976	2.29		1.86		10.38		57
	N/A	24.62	26.45	11.68	359,909	2.44		1.93		12.40		194

$	N/A	$7.89	$9.61	24.14%	$332,051	1.27%		0.96%		9.43%		39%
	N/A	8.58	8.69	(5.81)	357,692	1.16	*	0.96	*	8.58	*	17
	N/A	8.57	9.65	5.92	355,942	1.18		0.98		10.01		90
	N/A	9.24	10.12	(4.58)	379,762	1.39		1.00		10.48		208
	N/A	9.66	11.84	12.21	392,317	1.55		1.00		11.14		293
	N/A	8.91	11.80	28.34	357,712	1.48		1.01		14.27		147

$	N/A	$20.43	$19.13	6.69%	$2,804,003	3.20%		2.03%		9.63%		26%
	N/A	23.00	20.18	2.23	3,155,689	2.63	*	1.97	*	6.71	*	31
	(0.00)^	22.83	20.65	2.68	3,132,146	2.36		1.91		7.29		35
	(0.01)	24.04	22.48	(2.79)	3,298,673	1.52	*	1.42	*	6.06	*	76

$	N/A	$26.56	$27.57	13.75%	$1,222,499	3.60%		2.12%		13.67%		13%
	N/A	31.38	29.21	2.87	1,426,891	2.83	*	2.01	*	10.23	*	5
	N/A	30.74	29.00	9.04	1,397,987	3.12		2.12		9.98		10
	N/A	32.11	30.32	9.62	1,458,961	3.15		2.17		11.90		18
	(0.03)	30.69	31.10	35.21	1,393,099	2.91	*	2.04	*	12.04	*	16

ANNUAL REPORT	JUNE 30, 2016	17

Statements of Assets and Liabilities

June 30, 2016

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:
Investments, at value
Investments in securities*	$193,010	$164,613	$557,766	$848,893
Financial Derivative Instruments
Exchange-traded or centrally cleared	17	1,231	220	796
Over the counter	0	392	2,827	2,494
Cash	422	2	90	79
Deposits with counterparty	1,596	19,201	2,479	2,154
Foreign currency, at value	0	53	344	485
Receivable for investments sold	5,553	2,345	5,176	11
Receivable for mortgage dollar rolls	0	0	0	268,511
Interest and/or dividends receivable	1,051	1,225	3,490	2,926
Other assets	2	2	3	3
Total Assets	201,651	189,064	572,395	1,126,352

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$86,869	$78,833	$220,193	$103,332
Payable for sale-buyback transactions	0	0	0	39,895
Payable for mortgage dollar rolls	0	0	0	268,511
Financial Derivative Instruments
Exchange-traded or centrally cleared	6	1,211	9	22
Over the counter	1,580	1,656	5,728	2,054
Payable for investments purchased	0	1,600	2,274	14
Payable for TBA investments purchased	0	0	0	370,541
Deposits from counterparty	0	20	2,561	6,001
Distributions payable to common shareholders	924	1,946	2,846	3,369
Accrued management fees	143	165	479	258
Other liabilities	30	6	13	304
Total Liabilities	89,552	85,437	234,103	794,301

Net Assets	$112,099	$103,627	$338,292	$332,051

Net Asset Consist of:
Shares:
Par value ($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)	$12	$0	$0	$0
Paid in capital in excess of par	125,582	231,876	343,299	367,626
Undistributed (overdistributed) net investment income	4,244	(2,326)	(4,500)	(1,926)
Accumulated undistributed net realized (loss)	(15,925)	(136,224)	(7,035)	(51,825)
Net unrealized appreciation (depreciation)	(1,814)	10,301	6,528	18,176

Net Assets Applicable to Common Shareholders	$112,099	$103,627	$338,292	$332,051

Common Shares Issued and Outstanding	11,542	10,614	14,977	42,116

Net Asset Value Per Common Share	$9.71	$9.76	$22.59	$7.89

Cost of investments in securities	$194,952	$157,664	$551,852	$822,455
Cost of foreign currency held	$0	$53	$350	$469
Cost or premiums of financial derivative instruments, net	$(1,628)	$(1,488)	$(5,360)	$(701)

* Includes repurchase agreements of:	$5,100	$2,005	$24,770	$12,099

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities

June 30, 2016

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Assets:
Investments, at value
Investments in securities*	$5,055,464	$2,257,021
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,504	2,039
Over the counter	20,666	12,378
Cash	737	153
Deposits with counterparty	103,212	29,710
Receivable for investments sold	66,882	5,464
Interest and/or dividends receivable	26,606	9,888
Other assets	12	5
Total Assets	5,278,083	2,316,658

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,380,836	$1,028,000
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,944	691
Over the counter	14,687	21,637
Payable for investments purchased	29,193	19,299
Deposits from counterparty	19,376	12,099
Distributions payable to common shareholders	22,513	10,148
Overdraft due to custodian	593	112
Accrued management fees	4,831	2,124
Other liabilities	107	49
Total Liabilities	2,474,080	1,094,159

Net Assets Applicable to Common Shareholders	$2,804,003	$1,222,499

Composition of Net Assets Applicable to Common Shareholders:
Par value ($0.00001 per share)	$1	$0
Paid in capital in excess of par	3,274,226	1,101,390
Undistributed (overdistributed) net investment income	40,338	35,233
Accumulated undistributed net realized (loss)	(233,853)	(23,016)
Net unrealized appreciation (depreciation)	(276,709)	108,892

Net Assets Applicable to Common Shareholders	$2,804,003	$1,222,499

Common Shares Issued and Outstanding	137,221	46,025

Net Asset Value Per Common Share	$20.43	$26.56

Cost of investments in securities	$5,384,161	$2,156,321
Cost or premiums of financial derivative instruments, net	$(6,270)	$(31,172)

* Includes repurchase agreements of:	$242,219	$104,632

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2016	19

Statements of Operations

Year Ended June 30, 2016
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:
Interest, net of foreign taxes*	$17,127	$15,237	$42,980	$36,295
Dividends	5	25	1,180	14
Total Income	17,132	15,262	44,160	36,309

Expenses:
Management fees	1,803	2,069	5,991	3,238
Trustee fees and related expenses	17	18	51	49
Interest expense	1,271	1,067	3,158	1,035
Miscellaneous expense	0	1	18	10
Total Expenses	3,091	3,155	9,218	4,332

Net Investment Income	14,041	12,107	34,942	31,977

Net Realized Gain (Loss):
Investments in securities	1,799	1,107	1,587	1,374
Exchange-traded or centrally cleared financial derivative instruments	(307)	241	(3,674)	(19,203)
Over the counter financial derivative instruments	3,355	(5,653)	7,197	3,046
Foreign currency	0	20	603	(16)

Net Realized Gain (Loss)	4,847	(4,285)	5,713	(14,799)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(15,877)	(12,306)	(40,454)	3,003
Exchange-traded or centrally cleared financial derivative instruments	108	(6,122)	(2,667)	(8,868)
Over the counter financial derivative instruments	(3,220)	(275)	(7,756)	1,321
Foreign currency assets and liabilities	0	691	1,731	55

Net Change in Unrealized (Depreciation)	(18,989)	(18,012)	(49,146)	(4,489)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(101)	$(10,190)	$(8,491)	$12,689

* Foreign tax withholdings	$0	$0	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended June 30, 2016
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Investment Income:
Interest, net of foreign taxes*	$368,116	$222,967
Dividends	7	622
Total Income	368,123	223,589

Expenses:
Management fees	57,918	27,247
Trustee fees and related expenses	427	199
Interest expense	33,458	19,102
Miscellaneous expense	93	61
Total Expenses	91,896	46,609

Net Investment Income	276,227	176,980

Net Realized Gain (Loss):
Investments in securities	(84,858)	(23,907)
Exchange-traded or centrally cleared financial derivative instruments	(25,410)	3,245
Over the counter financial derivative instruments	25,586	20,502
Foreign currency	(3,641)	(37)

Net Realized (Loss)	(88,323)	(197)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(276,391)	(135,465)
Exchange-traded or centrally cleared financial derivative instruments	8,980	(25,040)
Over the counter financial derivative instruments	(3,083)	(594)
Foreign currency assets and liabilities	30,476	3,872

Net Change in Unrealized (Depreciation)	(240,018)	(157,227)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(52,114)	$19,556

* Foreign tax withholdings	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2016	21

Statements of Changes in Net Assets

	PCM Fund, Inc.				PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands)	Year Ended June 30, 2016	For the Period January 1, 2015 - June 30, 2015(a)		Year Ended December 31, 2014	Year Ended June 30, 2016	For the Period April 1, 2015 - June 30, 2015(b)		Year Ended March 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,041	$5,058		$10,813	$12,107	$3,559		$12,039
Net realized gain (loss)	4,847	5,586		64	(4,285)	8,310		(19,967)
Net change in unrealized appreciation (depreciation)	(18,989)	(5,577)		(4,000)	(18,012)	(5,604)		10,460

Net Increase (Decrease) in Net Assets Resulting from Operations	(101)	5,067		6,877	(10,190)	6,265		2,532

Distributions to Common Shareholders:
From net investment income	(11,077)	(5,537)		(12,094)	(21,340)	(5,782)		(23,021)
From net realized capital gains	0	0		0	0	0		0
Tax basis return of capital	0	0		0	(1,918)	0		0

Total Distributions to Common Shareholders(e)	(11,077)	(5,537	)(f)	(12,094)	(23,258)	(5,782	)(f)	(23,021)

Common Share Transactions**:
Issued as reinvestment of distributions	42	72		178	1,607	391		1,690

Total Increase (Decrease) in Net Assets	(11,136)	(398)		(5,039)	(31,841)	874		(18,799)

Net Assets Applicable to Common Shareholders:
Beginning of year or period	123,235	123,633		128,672	135,468	134,594		153,393
End of year or period*	$112,099	$123,235		$123,633	$103,627	$135,468		$134,594

* Including undistributed (overdistributed) net investment income of:	$4,244	$(681)		$(540)	$(2,326)	$(1,169)		$(3,939)

** Common Share Transactions:
Shares issued as reinvestment of distributions	4	7		16	96	18		78

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from December 31st to June 30th.
(b)	Fiscal year end changed from March 31st to June 30th.
(c)	Fiscal year end changed from October 31st to June 30th.
(d)	Fiscal year end changed from January 31st to June 30th.
(e)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.
(f)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund				PIMCO Strategic Income Fund, Inc.

Year Ended June 30, 2016	For the Period November 1, 2014 - June 30, 2015(c)		Year Ended October 31, 2014	Year Ended June 30, 2016	For the Period February 1, 2015 - June 30, 2015(d)		Year Ended January 31, 2015

$34,942	$23,106		$40,467	$31,977	$12,571		$37,303
5,713	(3,967)		18,425	(14,799)	11,358		15,398
(49,146)	(9,047)		(20,170)	(4,489)	(7,166)		(38,494)

(8,491)	10,092		38,722	12,689	16,763		14,207

(34,129)	(34,865)		(42,972)	(41,907)	(16,651)		(42,226)
(7,634)	(11,498)		0	0	0		0
0	(224)		0	0	0		0

(41,763)	(46,587	)(f)	(42,972)	(41,907)	(16,651	)(f)	(42,226)

193	216		2,321	3,577	1,638		4,199

(50,061)	(36,279)		(1,929)	(25,641)	1,750		(23,820)

388,353	424,632		426,561	357,692	355,942		379,762
$338,292	$388,353		$424,632	$332,051	$357,692		$355,942

$(4,500)	$(5,419)		$6,094	$(1,926)	$3,365		$2,692

9	8		82	416	182		432

ANNUAL REPORT	JUNE 30, 2016	23

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit and Mortgage Income Fund				PIMCO Dynamic Income Fund

(Amounts in thousands†)	Year Ended June 30, 2016	For the Period January 1, 2015 - June 30, 2015(a)		Year Ended December 31, 2014	Year Ended June 30, 2016	For the Period April 1, 2015 - June 30, 2015(b)		Year Ended March 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$276,227	$104,043		$245,912	$176,980	$36,172		$147,564
Net realized gain (loss)	(88,323)	29,622		12,922	(197)	37,320		76,891
Net change in unrealized appreciation (depreciation)	(240,018)	18,523		(85,852)	(157,227)	(15,937)		(99,042)

Net Increase (Decrease) in Net Assets Resulting from Operations	(52,114)	152,188		172,982	19,556	57,555		125,413

Distributions to Common Shareholders:
From net investment income	(299,572)	(128,645)		(339,486)	(193,676)	(28,651)		(187,696)
From net realized capital gains	0	0		0	(45,024)	0		0

Total Distributions to Common Shareholders(c)	(299,572)	(128,645	)(d)	(339,486)	(238,700)	(28,651	)(d)	(187,696)

Common Share Transactions**:
Offering costs charged to paid in capital in excess of par	0	0		(23)	0	0		0
Issued as reinvestment of distributions	0	0		0	14,752	0		1,309
Net increase (decrease) resulting from common share transactions	0	0		(23)	14,752	0		1,309

Total Increase (Decrease) in Net Assets	(351,686)	23,543		(166,527)	(204,392)	28,904		(60,974)

Net Assets Applicable to Common Shareholders:
Beginning of year or period	3,155,689	3,132,146		3,298,673	1,426,891	1,397,987		1,458,961
End of year or period*	$2,804,003	$3,155,689		$3,132,146	$1,222,499	$1,426,891		$1,397,987

* Including undistributed (overdistributed) net investment income of:	$40,338	$(9,006)		$(24,101)	$35,233	$35,117		$22,795

** Common Share Transactions:
Shares issued as reinvestment of distributions	0	0		0	546	0		41

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from December 31st to June 30th.
(b)	Fiscal year end changed from March 31st to June 30th.
(c)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.
(d)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended June 30, 2016
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(101)	$(10,190)	$(8,491)	$12,689

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(36,851)	(42,314)	(87,780)	(328,129)
Proceeds from sales of long-term securities	45,783	50,220	140,747	391,185
(Purchases) Proceeds from sales of short-term portfolio investments, net	(6,451)	5,806	1,577	4,408
(Increase) decrease in deposits with counterparty	(974)	(3,659)	(663)	6,808
(Increase) decrease in receivable for investments sold	(2,964)	(210)	4,284	3,061
Decrease in interest and/or dividends receivable	160	16	1,121	771
(Payments on) exchange-traded or centrally cleared financial derivative instruments	(200)	(5,297)	(6,438)	(28,663)
Proceeds from (Payments on) over the counter financial derivative instruments	91	(7,583)	(3,224)	3,004
(Increase) decrease in other assets	0	0	(1)	3
Increase (decrease) in payable for investments purchased	(7)	1,112	1,162	48,778
Increase (decrease) in deposits from counterparty	0	(197)	(658)	4,331
(Decrease) in accrued management fees	(17)	(26)	(133)	(23)
Proceeds from foreign currency transactions	0	9	540	39
(Decrease) in other liabilities	(58)	(53)	(81)	(313)
Net Realized (Gain) Loss
Investments in securities	(1,799)	(1,107)	(1,587)	(1,374)
Exchange-traded or centrally cleared financial derivative instruments	307	(241)	3,674	19,203
Over the counter financial derivative instruments	(3,355)	5,653	(7,197)	(3,046)
Foreign currency	0	(20)	(603)	16
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	15,877	12,306	40,454	(3,003)
Exchange-traded or centrally cleared financial derivative instruments	(108)	6,122	2,667	8,868
Over the counter financial derivative instruments	3,220	275	7,756	(1,321)
Foreign currency assets and liabilities	0	(691)	(1,731)	(55)
Net amortization (accretion) on investments	(3)	182	(2,756)	(235)

Net Cash Provided by Operating Activities	12,550	10,113	82,639	137,002

Cash Flows (Used for) Financing Activities:
Cash dividend paid*	(11,034)	(21,633)	(41,568)	(38,297)
Proceeds from reverse repurchase agreements	281,055	259,829	857,220	621,881
Payments on reverse repurchase agreements	(282,231)	(249,140)	(898,618)	(656,749)
Proceeds from sale-buyback transactions	0	0	0	4,284,091
Payments on sale-buyback transactions	0	0	0	(4,348,000)
Proceeds from mortgage dollar rolls	0	0	0	4,217,534
Payments on mortgage dollar rolls	0	0	0	(4,217,380)
Proceeds from deposits from counterparty	430	428	1,777	0
Payments on deposits from counterparty	(430)	(428)	(2,325)	0

Net Cash (Used for) Financing Activities	(12,210)	(10,944)	(83,514)	(136,920)

Net Increase (Decrease) in Cash and Foreign Currency	340	(831)	(875)	82

Cash and Foreign Currency:
Beginning of year	82	886	1,309	482
End of year	$422	$55	$434	$564

* Reinvestment of distributions	$42	$1,607	$193	$3,577

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,108	$916	$2,851	$1,157

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2016	25

Consolidated Statements of Cash Flows

Year Ended June 30, 2016
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Cash Flows Provided by Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(52,114)	$19,556

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(1,723,845)	(514,007)
Proceeds from sales of long-term securities	1,664,438	454,082
(Purchases) from sales of short-term portfolio investments, net	(25,992)	(4,624)
(Increase) in deposits with counterparty	(83,354)	(4,023)
Decrease in receivable for investments sold	109,335	2,153
Decrease in interest and/or dividends receivable	9,952	4,406
(Payments on) exchange-traded or centrally cleared financial derivative instruments	(16,810)	(22,820)
Proceeds from over the counter financial derivative instruments	18,645	24,395
Decrease in other assets	4	3
Increase (decrease) in payable for investments purchased	(68,128)	17,398
(Decrease) in deposits from counterparty	(8,048)	(20)
(Decrease) in accrued management fees	(1,327)	(308)
(Payments on) foreign currency transactions	(4,675)	(68)
(Decrease) in other liabilities	(216)	(110)
Net Realized (Gain) Loss
Investments in securities	84,858	23,907
Exchange-traded or centrally cleared financial derivative instruments	25,410	(3,245)
Over the counter financial derivative instruments	(25,586)	(20,502)
Foreign currency	3,641	37
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	276,391	135,465
Exchange-traded or centrally cleared financial derivative instruments	(8,980)	25,040
Over the counter financial derivative instruments	3,083	594
Foreign currency assets and liabilities	(30,476)	(3,872)
Net amortization (accretion) on investments	(29,295)	(14,489)

Net Cash Provided by Operating Activities	116,911	118,948

Cash Flows (Used for) Financing Activities:
Increase in overdraft due to custodian	593	112
Cash dividend paid*	(298,500)	(223,351)
Proceeds from reverse repurchase agreements	8,580,639	3,211,883
Payments on reverse repurchase agreements	(8,425,520)	(3,120,138)
Proceeds from deposits from counterparty	50,713	4,890
Payments on deposits from counterparty	(48,186)	(6,451)

Net Cash (Used for) Financing Activities	(140,261)	(133,055)

Net (Decrease) in Cash and Foreign Currency	(23,350)	(14,107)

Cash and Foreign Currency:
Beginning of year	24,087	14,260
End of year	$737	$153

* Reinvestment of distributions	$0	$14,752

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$26,852	$16,179

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PCM Fund, Inc.

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.2%

BANK LOAN OBLIGATIONS 4.9%
Cactus Wellhead LLC
7.000% due 07/31/2020	$491	$333
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	2,274	2,274
iHeartCommunications, Inc.
7.210% due 01/30/2019	3,000	2,205
Sequa Corp.
5.250% due 06/19/2017	826	650

Total Bank Loan Obligations (Cost $6,532)		5,462

CORPORATE BONDS & NOTES 27.5%

BANKING & FINANCE 10.0%
Blackstone CQP Holdco LP
9.296% due 03/19/2019	3,701	3,701
Cantor Fitzgerald LP
7.875% due 10/15/2019 (i)	740	832
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (i)	600	610
Exeter Finance Corp.
9.750% due 05/20/2019	800	754
Jefferies Finance LLC
7.500% due 04/15/2021	187	169
Jefferies LoanCore LLC
6.875% due 06/01/2020 (i)	800	704
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (g)	1,435	1,335
Navient Corp.
5.500% due 01/15/2019 (i)	845	852
8.450% due 06/15/2018 (i)	711	771
Springleaf Finance Corp.
8.250% due 12/15/2020	800	804
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (d)	2,631	678

		11,210

INDUSTRIALS 15.4%
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)(i)	255	259
BMC Software Finance, Inc.
8.125% due 07/15/2021	72	54
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)(i)	1,017	864
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (f)(i)	3,143	2,907
9.000% due 02/15/2020 (f)	182	169
California Resources Corp.
8.000% due 12/15/2022	573	408
Chesapeake Energy Corp.
3.878% due 04/15/2019	20	15
CVS Pass-Through Trust
5.880% due 01/10/2028 (i)	1,361	1,537
7.507% due 01/10/2032 (i)	851	1,073
Diamond 1 Finance Corp.
5.450% due 06/15/2023	26	27
6.020% due 06/15/2026	25	26
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (i)	1,900	827
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^	285	0
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (i)	1,700	1,504
JC Penney Corp., Inc.
5.875% due 07/01/2023	100	101
Prime Security Services Borrower LLC
9.250% due 05/15/2023	800	850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reynolds Group Issuer, Inc.
4.127% due 07/15/2021	$100	$101
7.000% due 07/15/2024	100	103
Scientific Games International, Inc.
10.000% due 12/01/2022 (i)	650	531
Sequa Corp.
7.000% due 12/15/2017	1,140	302
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (i)	2,290	2,256
UAL Pass-Through Trust
6.636% due 01/02/2024 (i)	592	629
9.750% due 07/15/2018 (i)	323	335
10.400% due 05/01/2018 (i)	168	173
UCP, Inc.
8.500% due 10/21/2017	1,300	1,309
Warren Resources, Inc.
9.000% due 08/01/2022 ^	1,000	11
Westmoreland Coal Co.
8.750% due 01/01/2022 (i)	1,264	951

		17,322

UTILITIES 2.1%
Frontier Communications Corp.
10.500% due 09/15/2022	150	159
11.000% due 09/15/2025	150	157
Illinois Power Generating Co.
6.300% due 04/01/2020 (i)	1,515	599
7.950% due 06/01/2032 (i)	1,024	399
Sprint Corp.
7.125% due 06/15/2024 (i)	1,246	992

		2,306

Total Corporate Bonds & Notes (Cost $35,306)		30,838

MUNICIPAL BONDS & NOTES 1.2%

ARKANSAS 0.5%
Little Rock Municipal Property Owners Multipurpose Improvement District No. 10, Arkansas Special Tax Bonds, Series 2007
7.200% due 03/01/2032	515	501

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	845	805

Total Municipal Bonds & Notes (Cost $1,306)		1,306

U.S. GOVERNMENT AGENCIES 2.1%
Freddie Mac
0.100% due 05/25/2020 (a)	14,213	40
0.734% due 01/25/2021 (a)	2,686	61
0.841% due 10/25/2020 (a)	8,703	219
3.615% due 06/25/2041 (a)(i)	10,500	1,640
7.996% due 12/25/2027	450	430

Total U.S. Government Agencies (Cost $2,227)		2,390

NON-AGENCY MORTGAGE-BACKED SECURITIES 66.6%
Adjustable Rate Mortgage Trust
2.956% due 01/25/2036 ^	258	221
Banc of America Alternative Loan Trust
6.246% due 04/25/2037 ^	346	298
Banc of America Commercial Mortgage Trust
5.695% due 07/10/2046	400	390
Banc of America Funding Trust
2.907% due 12/20/2034	486	450
3.195% due 03/20/2036	161	144
5.806% due 03/25/2037 ^	164	143
7.000% due 10/25/2037 ^	906	554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
2.871% due 11/25/2034	$346	$345
3.100% due 06/20/2031	464	473
3.396% due 06/25/2035	219	213
BCAP LLC Trust
0.638% due 07/26/2036	87	67
BCRR Trust
5.858% due 07/17/2040	1,000	1,022
Bear Stearns ALT-A Trust
0.623% due 04/25/2037	1,169	871
2.826% due 11/25/2036 ^	1,030	711
2.860% due 08/25/2036 ^	847	730
2.952% due 05/25/2036	58	41
2.999% due 05/25/2036 ^	382	292
3.062% due 08/25/2036 ^	415	307
3.095% due 01/25/2047	72	53
3.828% due 09/25/2034	225	222
4.012% due 07/25/2035 ^	192	159
Bear Stearns Commercial Mortgage Securities Trust
5.910% due 06/11/2040 (i)	1,503	1,536
BRAD Resecuritization Trust
2.180% due 03/12/2021	2,424	178
6.550% due 03/12/2021	453	468
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	638	474
Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	318	274
Citigroup Commercial Mortgage Trust
0.816% due 05/15/2043 (a)	1,175	0
5.901% due 12/10/2049 (i)	2,500	2,574
Citigroup Mortgage Loan Trust, Inc.
2.777% due 11/25/2036 ^	237	207
2.861% due 10/25/2035	871	704
3.022% due 08/25/2035 ^	145	136
3.561% due 11/25/2035	1,916	1,072
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.909% due 09/25/2035 ^	290	249
CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	61	62
COBALT Commercial Mortgage Trust
5.223% due 08/15/2048 (i)	1,007	1,010
Commercial Mortgage Trust
6.302% due 07/10/2046 (i)	690	755
Countrywide Alternative Loan Trust
0.733% due 02/25/2037	342	251
0.743% due 02/25/2036 ^	1,056	670
1.437% due 12/25/2035 (i)	1,862	1,460
5.500% due 03/25/2035	843	687
6.000% due 11/25/2035 ^	221	84
6.000% due 04/25/2036 ^(i)	4,599	3,386
Countrywide Home Loan Mortgage Pass-Through Trust
1.093% due 03/25/2035	248	188
2.592% due 02/20/2036 ^	19	17
2.699% due 09/20/2036 ^	199	147
2.774% due 09/25/2047 ^	802	695
6.000% due 05/25/2037 ^	448	371
Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	93	98
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036	330	234
6.000% due 07/25/2036	1,850	1,377
6.500% due 05/25/2036 ^	223	139
FFCA Secured Franchise Loan Trust
0.961% due 09/18/2027 (a)	2,069	51
First Horizon Alternative Mortgage Securities Trust
2.513% due 08/25/2035 ^	116	28
First Horizon Mortgage Pass-Through Trust
2.936% due 04/25/2035	108	106
GS Mortgage Securities Trust
1.585% due 08/10/2043 (a)	14,514	706
2.658% due 05/10/2045 (a)	5,884	474
6.215% due 08/10/2043 (i)	1,670	1,759
GSR Mortgage Loan Trust
2.903% due 03/25/2047 (i)	1,718	1,427

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	27

Schedule of Investments PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HarborView Mortgage Loan Trust
0.698% due 01/19/2036	$1,018	$693
IndyMac Mortgage Loan Trust
1.253% due 11/25/2034	165	138
3.159% due 05/25/2036	254	181
3.356% due 06/25/2037	625	579
JPMorgan Alternative Loan Trust
6.500% due 03/25/2036	1,578	1,293
JPMorgan Chase Commercial Mortgage Securities Corp.
1.594% due 03/12/2039 (a)	533	6
JPMorgan Chase Commercial Mortgage Securities Trust
0.628% due 02/15/2046 (a)	61,000	1,477
5.794% due 02/12/2051 (i)	1,056	1,097
5.887% due 02/12/2049 (i)	1,359	1,390
6.131% due 02/15/2051	16	16
6.450% due 05/12/2034 (i)	2,111	2,147
JPMorgan Commercial Mortgage-Backed Securities Trust
5.702% due 03/18/2051 (i)	4,100	4,148
JPMorgan Mortgage Trust
2.948% due 07/25/2035	144	144
LB Commercial Mortgage Trust
5.600% due 10/15/2035	177	180
6.118% due 07/15/2044 (i)	814	845
LB-UBS Commercial Mortgage Trust
5.347% due 11/15/2038 (i)	806	808
5.407% due 11/15/2038 (i)	710	555
5.518% due 02/15/2040	200	203
5.562% due 02/15/2040 (i)	720	543
Lehman Mortgage Trust
5.000% due 08/25/2021 ^	486	475
5.930% due 04/25/2036	267	238
6.000% due 05/25/2037 ^	580	563
Luminent Mortgage Trust
0.616% due 12/25/2036	996	796
MASTR Adjustable Rate Mortgages Trust
2.904% due 11/25/2035 ^	695	528
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	726	697
Merrill Lynch Mortgage Investors Trust
0.873% due 07/25/2030	311	284
1.113% due 11/25/2029	159	154
2.790% due 11/25/2035	275	268
Morgan Stanley Capital Trust
0.435% due 11/12/2049 (a)	46,306	80
5.447% due 02/12/2044 (i)	2,000	2,024
5.692% due 04/15/2049	315	321
5.809% due 12/12/2049 (i)	462	480
Morgan Stanley Capital, Inc. Trust
6.010% due 11/15/2030 (i)	777	794
Morgan Stanley Mortgage Loan Trust
2.941% due 01/25/2035 ^	329	160
6.000% due 08/25/2037 ^	362	315
Morgan Stanley Resecuritization Trust
5.320% due 03/26/2037	5,538	4,327
Regal Trust
2.178% due 09/29/2031	196	182
Residential Accredit Loans, Inc. Trust
3.982% due 01/25/2036 ^	558	449
6.000% due 08/25/2035 ^	368	334
6.500% due 09/25/2037 ^	372	321
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	301	204
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	398	362
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048 (i)	1,000	1,002
5.336% due 05/16/2047 (i)	1,000	1,005
6.068% due 02/17/2051	2,744	2,795
Structured Adjustable Rate Mortgage Loan Trust
2.821% due 01/25/2036 ^(i)	457	345
3.073% due 04/25/2036 ^	552	425
4.361% due 11/25/2036 ^	188	180
4.829% due 09/25/2036 ^	347	304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.663% due 08/25/2036 ^	$1,157	$870
Structured Asset Securities Corp. Trust
5.000% due 05/25/2035	63	63
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	201	146
Wachovia Bank Commercial Mortgage Trust
0.835% due 10/15/2041 (a)	2,409	1
5.509% due 04/15/2047 (i)	823	835
WaMu Commercial Mortgage Securities Trust
5.972% due 03/23/2045 (i)	1,000	999
WaMu Mortgage Pass-Through Certificates Trust
0.943% due 06/25/2044	693	603
2.506% due 12/25/2036 ^(i)	553	481
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(i)	1,960	1,432
Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	49	49
Wells Fargo-RBS Commercial Mortgage Trust
0.990% due 02/15/2044 (a)(i)	18,222	544

Total Non-Agency Mortgage-Backed Securities (Cost $67,237)		74,638

ASSET-BACKED SECURITIES 58.8%
Asset-Backed Securities Corp. Home Equity Loan Trust
1.548% due 02/25/2035 (i)	2,676	2,196
2.178% due 12/25/2034 (i)	2,174	1,939
3.698% due 06/21/2029	156	149
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028	425	507
Bayview Financial Acquisition Trust
0.734% due 12/28/2036	203	196
Bear Stearns Asset-Backed Securities Trust
0.833% due 04/25/2036	3,000	1,907
0.833% due 06/25/2036	28	27
2.922% due 07/25/2036	412	389
5.500% due 12/25/2035	77	65
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,190	657
Centex Home Equity Loan Trust
0.953% due 01/25/2035	1,558	1,258
Citigroup Mortgage Loan Trust, Inc.
0.613% due 12/25/2036 (i)	2,174	1,401
0.673% due 12/25/2036	1,119	625
0.713% due 03/25/2037 (i)	5,454	4,196
0.889% due 11/25/2045 (i)	5,300	4,868
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	391	288
9.163% due 03/01/2033	960	857
Countrywide Asset-Backed Certificates
0.583% due 12/25/2036 ^	1,659	1,502
0.593% due 06/25/2035 (i)	3,168	2,296
0.593% due 01/25/2037	1,147	776
0.593% due 06/25/2047 ^(i)	3,579	2,577
0.603% due 04/25/2047 (i)	1,584	1,297
0.653% due 06/25/2037 ^(i)	1,000	681
0.653% due 09/25/2047	1,188	753
0.693% due 05/25/2036 (i)	9,175	3,992
2.103% due 06/25/2035 (i)	4,000	3,026
5.329% due 10/25/2032 ^(i)	948	789
EMC Mortgage Loan Trust
1.521% due 02/25/2041	344	336
Fremont Home Loan Trust
0.633% due 04/25/2036 (i)	1,606	1,402
GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029	151	130
GSAMP Trust
2.253% due 06/25/2035 (i)	2,200	1,808

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Securitization Corp. Trust
0.563% due 04/25/2037	$3,905	$2,216
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.693% due 04/25/2037 (i)	5,802	3,708
Keystone Owner Trust
9.000% due 01/25/2029	56	36
Lehman XS Trust
5.420% due 11/25/2035 ^	374	373
MASTR Asset-Backed Securities Trust
0.563% due 08/25/2036 (i)	3,861	1,896
Morgan Stanley ABS Capital, Inc. Trust
1.233% due 12/25/2034	216	175
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^(i)	4,337	2,544
Residential Asset Mortgage Products Trust
1.193% due 09/25/2032	51	45
1.548% due 12/25/2033	811	747
Residential Asset Securities Corp. Trust
0.913% due 06/25/2031 (i)	1,748	1,636
1.143% due 08/25/2035 (i)	4,350	3,035
Securitized Asset-Backed Receivables LLC Trust
0.903% due 10/25/2035 (i)	5,500	4,246
Southern Pacific Secured Asset Corp.
0.793% due 07/25/2029	20	19
Structured Asset Investment Loan Trust
2.178% due 10/25/2034	1,986	1,670
4.953% due 10/25/2033	68	45
UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^	560	547
UPS Capital Business Credit
6.177% due 04/15/2026	1,856	37

Total Asset-Backed Securities (Cost $69,833)		65,865

	SHARES
COMMON STOCKS 0.1%

ENERGY 0.1%
SemGroup Corp. ‘A’	2,654	86

Total Common Stocks (Cost $74)		86

WARRANTS 0.0%

INDUSTRIALS 0.0%
Global Geophysical Services, Inc. - Exp. 05/01/2049	1,239	0

Total Warrants (Cost $12)		0

SHORT-TERM INSTRUMENTS 11.0%

REPURCHASE AGREEMENTS (h) 4.5%
		5,100

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 5.0%
Federal Home Loan Bank
0.279% due 07/01/2016 (d)(e)	$1,100	1,100
0.294% due 07/06/2016 - 07/08/2016 (d)(e)	300	300
0.300% due 07/08/2016 (d)(e)	300	300
0.314% due 08/05/2016 - 08/11/2016 (d)(e)	2,400	2,399
0.316% due 08/05/2016 (d)(e)	100	100
0.325% due 08/10/2016 - 08/12/2016 (d)(e)	1,100	1,100
0.340% due 07/07/2016 (d)(e)	200	200
0.345% due 07/29/2016 (d)(e)	100	100

		5,599

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.5%
0.152% due 07/21/2016 (c)(d)(l)	$1,726	$1,726

Total Short-Term Instruments (Cost $12,425)		12,425

Total Investments in Securities (Cost $194,952)		193,010

Total Investments 172.2% (Cost $194,952)		$193,010

Financial Derivative Instruments (j)(k) (1.4)% (Cost or Premiums, net $(1,628))		(1,569)

Other Assets and Liabilities, net (70.8)%		(79,342)

Net Assets 100.0%		$112,099

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$ 1,415	$1,335	1.19%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.750%	06/30/2016	07/01/2016	$5,100	U.S. Treasury Notes 1.250% due 06/30/2023	$(5,209)	$5,100	$5,100

Total Repurchase Agreements						$(5,209)	$5,100	$5,100

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)	$(268)	$(268)
	0.900	11/24/2015	TBD	(2)	(1,512)	(1,520)
	1.880	04/07/2016	07/05/2016		(321)	(322)
	1.904	07/05/2016	10/05/2016		(327)	(327)
	2.125	04/01/2016	07/01/2016		(4,008)	(4,030)
	2.146	07/01/2016	10/03/2016		(2,871)	(2,871)
	2.181	06/03/2016	09/06/2016		(1,141)	(1,143)
	2.475	10/01/2015	10/03/2016		(2,258)	(2,272)
BOS	2.265	07/05/2016	08/05/2016		(1,782)	(1,782)
	2.531	04/08/2016	07/05/2016		(1,782)	(1,793)
DEU	1.400	04/04/2016	07/05/2016		(294)	(295)
	1.400	04/08/2016	07/08/2016		(2,062)	(2,069)
	1.400	04/28/2016	07/28/2016		(1,115)	(1,118)
	1.400	05/03/2016	08/03/2016		(1,097)	(1,099)
	1.450	06/01/2016	09/01/2016		(2,293)	(2,296)
	1.500	06/09/2016	09/09/2016		(956)	(957)
	1.550	07/05/2016	10/05/2016		(327)	(327)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	29

Schedule of Investments PCM Fund, Inc. (Cont.)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
FOB	2.195%	06/10/2016	07/08/2016	$(1,171)	$(1,172)
GSC	1.846	06/09/2016	07/08/2016	(910)	(911)
JPS	1.382	05/09/2016	08/08/2016	(1,421)	(1,424)
	1.431	06/03/2016	09/06/2016	(1,376)	(1,378)
	1.578	04/14/2016	07/08/2016	(1,273)	(1,277)
	2.181	06/03/2016	09/06/2016	(1,556)	(1,559)
MSC	1.600	04/19/2016	07/19/2016	(3,537)	(3,548)
RBC	1.630	06/01/2016	12/01/2016	(588)	(589)
RDR	1.060	05/27/2016	08/24/2016	(746)	(747)
	1.670	02/03/2016	08/03/2016	(891)	(897)
	1.930	05/23/2016	11/22/2016	(1,067)	(1,069)
	2.120	02/03/2016	08/03/2016	(786)	(793)
RTA	1.732	07/27/2015	07/26/2016	(3,254)	(3,307)
	1.917	04/06/2016	10/07/2016	(2,307)	(2,318)
	2.055	02/04/2016	02/03/2017	(1,820)	(1,835)
	2.209	04/15/2016	04/13/2017	(2,566)	(2,578)
	2.211	03/15/2016	03/14/2017	(971)	(977)
	2.224	05/09/2016	05/08/2017	(2,643)	(2,652)
	2.227	05/12/2016	05/11/2017	(5,422)	(5,439)
	2.230	05/09/2016	05/08/2017	(1,474)	(1,479)
	2.231	03/15/2016	03/14/2017	(1,373)	(1,382)
	2.276	05/27/2016	11/28/2016	(828)	(830)
SAL	1.427	04/07/2016	07/05/2016	(2,229)	(2,236)
	1.476	05/19/2016	08/19/2016	(1,776)	(1,779)
	1.478	05/13/2016	08/15/2016	(2,180)	(2,184)
	1.537	05/02/2016	08/02/2016	(2,193)	(2,199)
SOG	1.290	04/14/2016	07/14/2016	(863)	(865)
	1.310	06/01/2016	09/01/2016	(660)	(661)
	1.350	05/24/2016	08/24/2016	(704)	(705)
	2.350	03/11/2016	09/09/2016	(1,196)	(1,205)
UBS	1.530	04/20/2016	07/20/2016	(657)	(659)
	1.530	04/21/2016	07/21/2016	(1,156)	(1,159)
	2.080	05/09/2016	08/09/2016	(2,597)	(2,605)
	2.104	05/20/2016	08/22/2016	(3,627)	(3,636)
	2.133	05/04/2016	08/04/2016	(2,084)	(2,091)
	2.154	05/20/2016	08/22/2016	(2,229)	(2,235)

Total Reverse Repurchase Agreements					$(86,869)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(84,229) at a weighted average interest rate of 1.478%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of June 30, 2016:

(i)	Securities with an aggregate market value of $102,905 and cash of $1,110 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$5,100	$(12,753)	$0	$(7,653)	$8,435	$782
BOS	0	(3,575)	0	(3,575)	2,008	(1,567)
DEU	0	(8,161)	0	(8,161)	8,702	541
FOB	0	(1,172)	0	(1,172)	1,808	636
GSC	0	(911)	0	(911)	1,223	312
JPS	0	(5,638)	0	(5,638)	6,597	959
MSC	0	(3,548)	0	(3,548)	4,215	667
RBC	0	(589)	0	(589)	651	62
RDR	0	(3,506)	0	(3,506)	4,007	501
RTA	0	(22,797)	0	(22,797)	31,198	8,401
SAL	0	(8,398)	0	(8,398)	9,678	1,280
SOG	0	(3,436)	0	(3,436)	4,099	663
UBS	0	(12,385)	0	(12,385)	15,904	3,519

Total Borrowings and Other Financing Transactions	$5,100	$(86,869)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$(5,391)	$(11,771)	$(14,516)	$(31,678)
Corporate Bonds & Notes	0	(6,165)	(6,465)	(2,377)	(15,007)
Non-Agency Mortgage-Backed Securities	(4,030)	(9,177)	(12,212)	(8,315)	(33,734)
U.S. Government Agencies	0	0	(1,143)	0	(1,143)

Total Borrowings	$(4,030)	$(20,733)	$(31,591)	$(25,208)	$(81,562)

Gross amount of recognized liabilities for reverse repurchase agreements (5)					$(81,562)

(5)	Unsettled reverse repurchase agreements liability of $(5,307) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	12/16/2020	$1,900	$89	$35	$0	$0
Pay	3-Month USD-LIBOR	2.750	06/17/2025	3,620	445	233	0	(6)
Receive	3-Month USD-LIBOR	2.500	06/15/2046	1,600	(258)	(187)	17	0

					$276	$81	$17	$(6)

Total Swap Agreements					$276	$81	$17	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $486 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$17	$17	$0	$0	$(6)	$(6)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
							Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$ 6,431	$(1,281)	$55	$0	$(1,226)
	ABX.HE.PENAAA.7-1 Index	0.090	08/25/2037	1,785	(347)	(7)	0	(354)

					$(1,628)	$48	$0	$(1,580)

Total Swap Agreements					$(1,628)	$48	$0	$(1,580)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	31

Schedule of Investments PCM Fund, Inc. (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2016:

(l)	Securities with an aggregate market value of $1,726 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (4)
GST	$0	$0	$0	$0	$0	$0	$(1,580)	$(1,580)	$(1,580)	$1,726	$146

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$17	$17

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6	$6

Over the counter
Swap Agreements	$0	$1,580	$0	$0	$0	$1,580

	$0	$1,580	$0	$0	$6	$1,586

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(307)	$(307)

Over the counter
Swap Agreements	$0	$3,220	$0	$0	$135	$3,355

	$0	$3,220	$0	$0	$(172)	$3,048

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$108	$108

Over the counter
Swap Agreements	$0	$(3,108)	$0	$0	$(112)	$(3,220)

	$0	$(3,108)	$0	$0	$(4)	$(3,112)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,129	$333	$5,462
Corporate Bonds & Notes
Banking & Finance	0	9,121	2,089	11,210
Industrials	0	16,013	1,309	17,322
Utilities	0	2,306	0	2,306
Municipal Bonds & Notes
Arkansas	0	501	0	501
West Virginia	0	805	0	805
U.S. Government Agencies	0	2,390	0	2,390
Non-Agency Mortgage-Backed Securities	0	73,941	697	74,638
Asset-Backed Securities	0	65,792	73	65,865
Common Stocks
Energy	86	0	0	86
Short-Term Instruments
Repurchase Agreements	0	5,100	0	5,100
Short-Term Notes	0	5,599	0	5,599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
U.S. Treasury Bills	$0	$1,726	$0	$1,726

Total Investments	$86	$188,423	$4,501	$193,010

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$17	$0	$17

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6)	0	(6)
Over the counter	0	(1,580)	0	(1,580)

	$0	$(1,586)	$0	$(1,586)

Totals	$86	$186,854	$4,501	$191,441

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2016:

Category and Subcategory	Beginning Balance at 06/30/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$424	$0	$(6)	$2	$0	$(87)	$0	$0	$333	$(88)
Corporate Bonds & Notes
Banking & Finance	6,039	352	(441)	0	1	(161)	0	(3,701)	2,089	(73)
Industrials	1,825	0	(151)	2	0	(32)	0	(335)	1,309	2
Non-Agency Mortgage-Backed Securities	672	0	(36)	4	2	5	50	0	697	6
Asset-Backed Securities	75	0	0	6	0	(8)	0	0	73	(8)
Warrants
Industrials	12	0	0	0	0	(12)	0	0	0	0

Totals	$9,047	$352	$(634)	$14	$3	$(295)	$50	$(4,036)	$4,501	$(161)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$333	Third Party Vendor	Broker Quote	68.00
Corporate Bonds & Notes
Banking & Finance	2,089	Reference Instrument	Spread movement	37.00-324.53 bps
Industrials	1,309	Proxy Pricing	Base Price	100.09
Non-Agency Mortgage-Backed Securities	51	Other Valuation Techniques (2)	—	—
	646	Proxy Pricing	Base Price	7.30-102.63
Asset-Backed Securities	73	Proxy Pricing	Base Price	2.00-63.90

Total	$4,501

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	33

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.9%

BANK LOAN OBLIGATIONS 0.9%
iHeartCommunications, Inc.
7.210% due 01/30/2019		$200	$147
OGX (13.000% PIK)
13.000% due 04/10/2049 (b)		133	109
Sequa Corp.
5.250% due 06/19/2017		908	715

Total Bank Loan Obligations (Cost $1,177)			971

CORPORATE BONDS & NOTES 50.7%

BANKING & FINANCE 26.3%
AGFC Capital Trust
6.000% due 01/15/2067 (j)		1,000	470
Australia & New Zealand Banking Group Ltd.
6.750% due 06/15/2026 (f)		300	310
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (f)	EUR	200	191
Banco do Brasil S.A.
9.000% due 06/18/2024 (f)		$387	302
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	200	61
4.750% due 01/15/2018 ^		100	31
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	100	162
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	200	198
7.875% due 09/15/2022 (f)(j)	GBP	1,250	1,503
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$3,544	3,544
BNP Paribas S.A.
7.375% due 08/19/2025 (f)(j)		1,100	1,078
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (j)		400	407
Cooperatieve Rabobank UA
6.875% due 03/19/2020 (i)	EUR	1,000	1,301
11.000% due 06/30/2019 (f)(j)		$1,135	1,358
Credit Agricole S.A.
7.500% due 06/23/2026 (f)(j)	GBP	700	840
7.875% due 01/23/2024 (f)		$200	192
Exeter Finance Corp.
9.750% due 05/20/2019		900	848
HSBC Holdings PLC
5.250% due 09/16/2022 (f)(j)	EUR	1,000	1,003
6.000% due 09/29/2023 (f)		200	214
Jefferies Finance LLC
7.500% due 04/15/2021 (j)		$767	691
Jefferies LoanCore LLC
6.875% due 06/01/2020 (j)		1,400	1,232
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (h)		1,817	1,691
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)(j)	GBP	1,400	1,766
Nationwide Building Society
10.250% due (f)		2	363
Navient Corp.
8.450% due 06/15/2018 (j)		$811	880
PHH Corp.
7.375% due 09/01/2019		260	258
Pinnacol Assurance
8.625% due 06/25/2034 (h)		1,100	1,220
Rio Oil Finance Trust
9.250% due 07/06/2024		1,337	1,154
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)(j)		1,930	1,780
8.000% due 08/10/2025 (f)(j)		300	280
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (f)(j)	GBP	500	622
Springleaf Finance Corp.
8.250% due 12/15/2020		$230	231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TIG FinCo PLC
8.500% due 03/02/2020	GBP	132	$177
8.750% due 04/02/2020 (j)		678	668
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (d)		$756	195

			27,221

INDUSTRIALS 20.6%
Altice Financing S.A.
7.500% due 05/15/2026 (j)		500	492
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)(j)		264	268
BMC Software Finance, Inc.
8.125% due 07/15/2021		87	66
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)(j)		1,221	1,038
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (g)(j)		3,667	3,392
9.000% due 02/15/2020 (g)(j)		183	170
Chesapeake Energy Corp.
3.878% due 04/15/2019		20	15
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		470	0
CVS Pass-Through Trust
5.880% due 01/10/2028 (j)		519	586
Diamond 1 Finance Corp.
5.450% due 06/15/2023		25	26
6.020% due 06/15/2026		23	24
DISH DBS Corp.
7.750% due 07/01/2026		300	311
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (j)		770	711
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	10	13
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$292	127
Fresh Market, Inc.
9.750% due 05/01/2023 (j)		600	565
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		357	0
Harvest Operations Corp.
2.330% due 04/14/2021		846	850
iHeartCommunications, Inc.
9.000% due 03/01/2021 (j)		690	489
9.000% due 09/15/2022 (j)		1,000	697
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (j)		1,310	328
8.125% due 06/01/2023		54	14
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (j)		1,890	1,673
JC Penney Corp., Inc.
5.875% due 07/01/2023		100	101
Micron Technology, Inc.
7.500% due 09/15/2023 (j)		300	321
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		30	14
Numericable SFR S.A.
7.375% due 05/01/2026		827	819
OGX Austria GmbH
8.375% due 04/01/2022 ^		2,050	0
8.500% due 06/01/2018 ^		1,400	0
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (j)		800	850
Reynolds Group Issuer, Inc.
4.127% due 07/15/2021		200	201
7.000% due 07/15/2024		100	103
Scientific Games International, Inc.
10.000% due 12/01/2022 (j)		700	572
Sequa Corp.
7.000% due 12/15/2017		1,166	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (j)		$500	$492
Tembec Industries, Inc.
9.000% due 12/15/2019 (j)		2,600	2,028
UAL Pass-Through Trust
6.636% due 01/02/2024 (j)		1,481	1,572
10.400% due 05/01/2018 (j)		168	173
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	677	900
Westmoreland Coal Co.
8.750% due 01/01/2022 (j)		$1,415	1,065

			21,375

UTILITIES 3.8%
Frontier Communications Corp.
10.500% due 09/15/2022		150	159
11.000% due 09/15/2025		150	156
Illinois Power Generating Co.
6.300% due 04/01/2020 (j)		480	190
7.950% due 06/01/2032 (j)		800	312
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		750	218
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		798	150
Petrobras Global Finance BV
6.750% due 01/27/2041 (j)		1,796	1,450
6.850% due 06/05/2115		263	201
6.875% due 01/20/2040 (j)		551	450
7.875% due 03/15/2019 (j)		440	455
Sierra Hamilton LLC
12.250% due 12/15/2018		100	78
Sprint Capital Corp.
6.875% due 11/15/2028		100	79

			3,898

Total Corporate Bonds & Notes (Cost $60,152)			52,494

MUNICIPAL BONDS & NOTES 1.7%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		40	43
7.750% due 01/01/2042		70	71

			114

WEST VIRGINIA 1.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		1,690	1,611

Total Municipal Bonds & Notes (Cost $1,701)			1,725

U.S. GOVERNMENT AGENCIES 3.1%
Fannie Mae
5.597% due 03/25/2037 (a)		585	102
5.697% due 11/25/2039 (a)		506	91
5.753% due 10/25/2028		100	102
5.847% due 01/25/2038 (a)		738	117
5.927% due 03/25/2037 (a)		592	118
5.947% due 12/25/2037 (a)(j)		869	111
5.957% due 06/25/2037 (a)		250	40
5.987% due 04/25/2037 (a)		523	100
5.997% due 04/25/2037 (a)(j)		1,356	284
6.147% due 11/25/2035 (a)		232	39
6.347% due 11/25/2036 (a)(j)		2,776	627
6.747% due 02/25/2037 (a)		525	108
7.000% due 12/25/2023		146	164
7.500% due 06/01/2032		45	48
7.800% due 06/25/2026		3	3
10.107% due 12/25/2042		92	108
13.565% due 08/25/2022 (j)		167	222
Freddie Mac
0.841% due 10/25/2020 (a)(j)		10,426	263
5.998% due 03/15/2037 (a)		958	185

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.128% due 09/15/2036 (a)	$580	$117
6.138% due 09/15/2036 (a)(j)	1,298	273
7.000% due 08/15/2023	7	8

Total U.S. Government Agencies (Cost $2,791)		3,230

U.S. TREASURY OBLIGATIONS 1.0%
U.S. Treasury Notes
1.500% due 08/31/2018 (l)(n)	1,000	1,019

Total U.S. Treasury Obligations (Cost $999)		1,019

NON-AGENCY MORTGAGE-BACKED SECURITIES 62.4%
Banc of America Alternative Loan Trust
15.943% due 09/25/2035 ^(j)	2,223	2,733
Banc of America Funding Trust
2.907% due 12/20/2034 (j)	486	450
3.070% due 03/20/2036 (j)	693	640
5.846% due 01/25/2037 ^	312	265
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	4	3
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.956% due 03/11/2041 (j)	1,967	2,111
BCAP LLC Trust
6.250% due 11/26/2036	55	55
BCRR Trust
5.858% due 07/17/2040 (j)	3,000	3,065
Bear Stearns Adjustable Rate Mortgage Trust
3.167% due 07/25/2036 ^	381	327
Bear Stearns ALT-A Trust
2.819% due 04/25/2035	323	283
2.902% due 09/25/2035	221	186
3.000% due 11/25/2035 ^	134	100
Bear Stearns Commercial Mortgage Securities Trust
5.574% due 02/11/2041	1,000	991
Bear Stearns Structured Products, Inc. Trust
2.690% due 12/26/2046	418	312
2.878% due 01/26/2036 (j)	1,156	907
BRAD Resecuritization Trust
2.180% due 03/12/2021	2,032	149
6.550% due 03/12/2021	380	392
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	638	474
Charlotte Gateway Village LLC
6.410% due 12/01/2016	128	129
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.753% due 08/25/2035	172	154
0.793% due 10/25/2034	13	12
Citigroup Mortgage Loan Trust, Inc.
3.038% due 03/25/2037 ^(j)	621	495
3.561% due 11/25/2035	1,825	1,021
Commercial Mortgage Trust
0.202% due 10/10/2046 (a)(j)	77,000	763
6.302% due 07/10/2046	760	831
Countrywide Alternative Loan Trust
0.658% due 05/20/2046 ^(j)	966	613
0.693% due 12/25/2046 ^	208	68
0.783% due 10/25/2035 (j)	1,059	788
0.803% due 05/25/2036 ^(j)	2,242	1,087
2.649% due 10/25/2035 ^	235	187
2.952% due 02/25/2037 ^	340	286
5.500% due 08/25/2034 (j)	641	632
5.500% due 02/25/2036 ^	34	28
5.500% due 03/25/2036 ^(j)	661	471
6.250% due 09/25/2034	97	98
6.697% due 07/25/2036 (a)(j)	1,609	513
18.553% due 07/25/2035 (j)	1,332	1,813
Countrywide Home Loan Mortgage Pass-Through Trust
0.693% due 03/25/2036	250	198
1.093% due 03/25/2035 (j)	1,236	1,014
1.233% due 02/25/2035	156	117
2.592% due 02/20/2036 ^(j)	1,768	604
2.693% due 10/20/2035 ^	268	229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.724% due 10/20/2035 ^	$198	$153
2.807% due 03/25/2037 ^	491	380
2.964% due 10/20/2035	583	498
3.002% due 08/25/2034	296	266
5.500% due 08/25/2035 ^	43	37
Credit Suisse Commercial Mortgage Trust
5.849% due 02/15/2039	130	118
6.268% due 02/15/2041 (j)	2,000	2,082
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	297	275
DBUBS Mortgage Trust
4.652% due 11/10/2046	700	473
First Horizon Alternative Mortgage Securities Trust
2.589% due 11/25/2036 ^(j)	603	466
First Horizon Mortgage Pass-Through Trust
2.731% due 01/25/2037 ^(j)	1,151	1,013
GMAC Mortgage Corp. Loan Trust
3.500% due 06/25/2034	157	155
GS Mortgage Securities Trust
6.215% due 08/10/2043 (j)	730	769
GSR Mortgage Loan Trust
2.980% due 04/25/2035	402	385
3.079% due 05/25/2035	208	190
5.500% due 06/25/2036 ^	67	62
HarborView Mortgage Loan Trust
1.048% due 04/19/2034	31	28
2.313% due 11/19/2034	147	115
2.954% due 02/25/2036 ^	59	49
3.163% due 08/19/2036 ^	23	20
HSI Asset Loan Obligation Trust
2.823% due 01/25/2037 ^(j)	555	423
IndyMac Mortgage Loan Trust
0.716% due 06/25/2037 ^(j)	1,862	1,328
0.733% due 03/25/2035	52	45
2.778% due 06/25/2037 ^(j)	764	539
JPMBB Commercial Mortgage Securities Trust
0.285% due 11/15/2045 (a)(j)	76,047	1,408
JPMorgan Chase Commercial Mortgage Securities Corp.
5.727% due 05/15/2041 (i)	1,500	1,520
JPMorgan Mortgage Trust
2.782% due 04/25/2037 ^(j)	1,213	941
5.500% due 01/25/2036 ^	77	71
5.500% due 06/25/2037 ^	63	62
Luminent Mortgage Trust
0.616% due 12/25/2036 (j)	922	737
0.653% due 10/25/2046 (j)	833	710
MASTR Adjustable Rate Mortgages Trust
2.904% due 11/25/2035 ^	987	751
3.279% due 10/25/2034	319	281
Merrill Lynch Alternative Note Asset Trust
0.523% due 01/25/2037	315	133
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048 (j)	808	817
Morgan Stanley Capital Trust
5.569% due 12/15/2044 (j)	1,277	1,321
Opteum Mortgage Acceptance Corp. Trust
0.723% due 07/25/2036	357	231
Prime Mortgage Trust
6.097% due 11/25/2036 (a)	5,807	794
Provident Funding Mortgage Loan Trust
3.022% due 10/25/2035	132	131
RBSSP Resecuritization Trust
5.000% due 09/26/2036 (j)	2,419	1,450
Residential Accredit Loans, Inc. Trust
3.341% due 12/26/2034 ^	333	257
3.982% due 01/25/2036 ^(j)	1,147	922
6.000% due 09/25/2035 (j)	573	427
6.000% due 08/25/2036 ^	400	334
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	111	113
Royal Bank of Scotland Capital Funding Trust
6.068% due 02/17/2051 (j)	3,000	3,056
Structured Adjustable Rate Mortgage Loan Trust
1.855% due 05/25/2035 ^(j)	2,676	1,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.821% due 01/25/2036 ^		$507	$383
2.859% due 09/25/2036 ^		448	296
3.073% due 04/25/2036 ^		552	425
3.082% due 09/25/2035		123	102
4.361% due 11/25/2036 ^		188	180
Structured Asset Mortgage Investments Trust
0.683% due 02/25/2036		512	411
0.733% due 02/25/2036 ^		415	340
Suntrust Adjustable Rate Mortgage Loan Trust
2.993% due 01/25/2037 ^		181	169
Theatre Hospitals PLC
3.588% due 10/15/2031 (j)	GBP	1,057	1,345
Wachovia Bank Commercial Mortgage Trust
5.935% due 01/15/2041 (j)		$1,500	1,555
6.147% due 02/15/2051 (j)		2,500	2,604
WaMu Commercial Mortgage Securities Trust
5.972% due 03/23/2045 (j)		1,000	999
WaMu Mortgage Pass-Through Certificates Trust
0.743% due 07/25/2045		144	135
1.167% due 01/25/2047		139	125
2.506% due 12/25/2036 ^(j)		618	538
4.411% due 07/25/2037 ^		173	157
Washington Mutual Mortgage Pass-Through Certificates Trust
1.207% due 04/25/2047 ^		848	75
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^		388	382
Wells Fargo-RBS Commercial Mortgage Trust
0.507% due 12/15/2046 (a)		30,000	681

Total Non-Agency Mortgage-Backed Securities (Cost $51,340)			64,713

ASSET-BACKED SECURITIES 16.6%
Apidos CLO
0.000% due 07/22/2026		500	261
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(j)		693	435
22.003% due 03/25/2036 ^(j)		2,072	2,630
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030		1,428	788
Carrington Mortgage Loan Trust
0.603% due 08/25/2036		100	62
Centex Home Equity Loan Trust
0.903% due 06/25/2035		236	205
Citigroup Mortgage Loan Trust, Inc.
0.613% due 12/25/2036 (j)		2,095	1,350
0.613% due 01/25/2037		240	135
5.972% due 01/25/2037 ^(j)		745	535
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		439	324
Countrywide Asset-Backed Certificates
0.583% due 12/25/2036 ^(j)		1,843	1,669
0.603% due 01/25/2037		81	77
0.603% due 04/25/2047 (j)		1,537	1,259
1.003% due 09/25/2034		116	112
5.329% due 10/25/2032 ^(j)		948	789
EMC Mortgage Loan Trust
1.393% due 05/25/2039		454	436
Lehman XS Trust
5.101% due 05/25/2037 ^		313	419
5.420% due 11/25/2035 ^		274	274
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		103	103
Morgan Stanley ABS Capital, Inc. Trust
0.513% due 05/25/2037		154	96
Residential Asset Mortgage Products Trust
1.133% due 03/25/2033		59	53
5.572% due 06/25/2032		89	88
Soundview Home Loan Trust
0.513% due 11/25/2036		212	85
South Coast Funding Ltd.
0.890% due 01/06/2041		509	144
0.890% due 01/06/2041 (j)		14,337	4,050

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	35

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
0.603% due 05/25/2036 (j)		364	352
0.753% due 06/25/2035 (j)		500	442
Washington Mutual Asset-Backed Certificates Trust
0.513% due 10/25/2036		120	62

Total Asset-Backed Securities (Cost $16,260)			17,235

SOVEREIGN ISSUES 0.9%
Costa Rica Government International Bond
7.000% due 04/04/2044 (j)		300	301
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	33	28
3.000% due 02/24/2024		33	27
3.000% due 02/24/2025		33	26
3.000% due 02/24/2026		33	26
3.000% due 02/24/2027		33	25
3.000% due 02/24/2028		33	25
3.000% due 02/24/2029		33	24
3.000% due 02/24/2030		33	24
3.000% due 02/24/2031		33	24
3.000% due 02/24/2032		33	24
3.000% due 02/24/2033		33	23
3.000% due 02/24/2034		33	23
3.000% due 02/24/2035		33	23
3.000% due 02/24/2036		33	23
3.000% due 02/24/2037		33	23
3.000% due 02/24/2038		33	22
3.000% due 02/24/2039		33	22
3.000% due 02/24/2040		33	22
3.000% due 02/24/2041		33	22
3.000% due 02/24/2042		33	22
4.750% due 04/17/2019		100	101

Total Sovereign Issues (Cost $810)			880

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.1%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR	54,706	$0

FINANCIALS 0.1%
TIG FinCo PLC (h)	103,539	66

Total Common Stocks (Cost $154)		66

WARRANTS 0.0%

INDUSTRIALS 0.0%
Global Geophysical Services, Inc. - Exp. 05/01/2049	1,552	0

Total Warrants (Cost $15)		0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (f)	2,500	264

Total Preferred Securities (Cost $250)		264

SHORT-TERM INSTRUMENTS 21.2%

REPURCHASE AGREEMENTS (i) 1.9%
		2,005

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 8.1%
Federal Home Loan Bank
0.304% due 08/29/2016 (d)(e)	$300	300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.314% due 08/05/2016 - 08/11/2016 (d)(e)	$4,700	$4,699
0.325% due 08/12/2016 (d)(e)	3,400	3,399

		8,398

U.S. TREASURY BILLS 11.2%
0.192% due 07/21/2016 - 12/08/2016 (c)(d)(l)(n)	11,617	11,613

Total Short-Term Instruments (Cost $22,015)		22,016

Total Investments in Securities (Cost $157,664)		164,613

Total Investments 158.9% (Cost $157,664)		$164,613

Financial Derivative Instruments (k)(m) (1.2)% (Cost or Premiums, net $(1,488))		(1,244)

Other Assets and Liabilities, net (57.7)%		(59,742)

Net Assets 100.0%		$103,627

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC 8.500% due 08/08/2019	08/07/2014	$ 1,792	$1,691	1.63%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,220	1.18
TIG FinCo PLC	04/02/2015	154	66	0.06

		$ 3,046	$2,977	2.87%

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.750%	06/30/2016	07/01/2016	$700	U.S. Treasury Notes 1.250% due 06/30/2023	$(716)	$700	$700
SSB	0.010	06/30/2016	07/01/2016	1,305	U.S. Treasury Notes 2.375% due 12/31/2020	(1,331)	1,305	1,305

Total Repurchase Agreements						$(2,047)	$2,005	$2,005

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	0.900%	11/24/2015	TBD	(2)		$(1,908)	$(1,918)
	1.385	04/22/2016	07/22/2016			(336)	(337)
	1.490	05/19/2016	08/17/2016			(493)	(494)
	1.750	05/12/2016	08/12/2016			(480)	(481)
	2.125	04/01/2016	07/01/2016			(538)	(541)
	2.126	05/17/2016	08/17/2016			(2,109)	(2,115)
	2.135	04/22/2016	07/22/2016			(2,114)	(2,123)
	2.146	07/01/2016	10/03/2016			(494)	(494)
	2.475	10/01/2015	10/03/2016			(1,142)	(1,149)
BOS	2.561	06/08/2016	09/08/2016			(2,228)	(2,232)
	2.606	06/17/2016	09/16/2016			(1,314)	(1,315)
BPG	2.731	03/16/2016	03/16/2017			(929)	(937)
BPS	0.150	05/17/2016	08/17/2016		EUR	(758)	(842)
	1.000	05/18/2016	08/18/2016		GBP	(944)	(1,259)
	1.285	04/22/2016	07/22/2016			$(1,051)	(1,054)
	1.350	04/28/2016	07/27/2016			(1,290)	(1,293)
	1.420	05/12/2016	08/08/2016			(1,613)	(1,616)
DBL	2.807	06/09/2016	09/12/2016			(1,900)	(1,903)
DEU	1.300	04/14/2016	07/14/2016			(786)	(788)
	1.400	04/08/2016	07/08/2016			(502)	(504)
	1.400	04/29/2016	07/29/2016			(628)	(630)
	1.400	05/17/2016	08/17/2016			(2,148)	(2,152)
	1.450	06/01/2016	09/01/2016			(2,792)	(2,795)
	1.500	06/06/2016	09/02/2016			(1,719)	(1,721)
	1.500	06/09/2016	09/09/2016			(619)	(620)
	1.500	06/20/2016	09/09/2016			(2,544)	(2,545)
	1.850	04/21/2016	07/21/2016			(1,205)	(1,209)
FOB	2.195	06/10/2016	07/08/2016			(2,300)	(2,303)
JPS	1.482	05/09/2016	08/08/2016			(1,872)	(1,876)
	1.881	06/03/2016	09/06/2016			(1,256)	(1,258)
MSC	1.550	06/10/2016	09/12/2016			(1,850)	(1,852)
	1.600	05/09/2016	08/02/2016			(2,633)	(2,639)
	1.700	06/10/2016	09/12/2016			(1,195)	(1,196)
RDR	1.030	05/18/2016	08/17/2016			(297)	(297)
	1.410	05/27/2016	08/24/2016			(3,176)	(3,180)
	2.260	01/14/2016	01/13/2017			(1,040)	(1,051)
RTA	1.697	07/02/2015	07/01/2016			(1,615)	(1,643)
	2.039	12/21/2015	12/20/2016			(1,742)	(1,761)
	2.065	02/09/2016	02/03/2017			(3,467)	(3,495)
	2.207	03/11/2016	03/10/2017			(1,718)	(1,730)
	2.230	05/06/2016	05/05/2017			(2,046)	(2,053)
	2.230	07/01/2016	06/30/2017			(1,441)	(1,441)
SAL	1.476	05/18/2016	08/18/2016			(612)	(613)
	1.480	04/15/2016	07/15/2016			(579)	(581)
SOG	1.290	05/20/2016	08/22/2016			(467)	(468)
UBS	0.350	06/06/2016	09/06/2016		EUR	(1,021)	(1,133)
	0.950	05/17/2016	07/13/2016		GBP	(2,107)	(2,809)
	1.150	05/18/2016	08/18/2016			(484)	(645)
	1.260	06/06/2016	07/06/2016			(808)	(1,076)
	1.430	06/03/2016	09/06/2016			$(954)	(955)
	1.480	05/09/2016	08/09/2016			(239)	(240)
	1.540	04/28/2016	07/28/2016			(1,285)	(1,288)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
	1.680%	06/03/2016	09/06/2016	$(719)	$(720)
	2.242	01/04/2016	07/05/2016	(3,422)	(3,460)
	2.342	01/04/2016	07/05/2016	(860)	(870)
	2.392	01/04/2016	07/05/2016	(1,120)	(1,133)

Total Reverse Repurchase Agreements					$(78,833)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(70,790) at a weighted average interest rate of 1.472%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(j)	Securities with an aggregate market value of $97,744 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$700	$(9,652)	$0	$(8,952)	$10,840	$1,888
BOS	0	(3,547)	0	(3,547)	5,412	1,865
BPG	0	(937)	0	(937)	1,014	77
BPS	0	(6,064)	0	(6,064)	7,108	1,044
DBL	0	(1,903)	0	(1,903)	4,050	2,147
DEU	0	(12,964)	0	(12,964)	14,791	1,827
FOB	0	(2,303)	0	(2,303)	3,666	1,363
JPS	0	(3,134)	0	(3,134)	3,602	468
MSC	0	(5,687)	0	(5,687)	6,793	1,106
RDR	0	(4,528)	0	(4,528)	5,011	483
RTA	0	(12,123)	0	(12,123)	14,010	1,887
SAL	0	(1,194)	0	(1,194)	1,532	338
SOG	0	(468)	0	(468)	489	21
SSB	1,305	0	0	1,305	(1,331)	(26)
UBS	0	(14,329)	0	(14,329)	17,642	3,313

Total Borrowings and Other Financing Transactions	$2,005	$(78,833)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$(3,460)	$(1,903)	$(1,761)	$(7,124)
Corporate Bonds & Notes	0	(8,521)	(18,743)	(1,918)	(29,182)
Non-Agency Mortgage-Backed Securities	(2,184)	(8,086)	(18,276)	(10,415)	(38,961)
Sovereign Issues	0	0	(240)	0	(240)
U.S. Government Agencies	0	(1,391)	0	0	(1,391)

Total Borrowings	$(2,184)	$(21,458)	$(39,162)	$(14,094)	$(76,898)

Gross amount of recognized liabilities for reverse repurchase agreements (5)					$(76,898)

(5)	Unsettled reverse repurchase agreements liability of $(1,935) is outstanding at period end.

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index July Futures	1,960.000	07/15/2016	95	$357	$57

Total Purchased Options				$357	$57

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME S&P 500 Index July Futures	2,065.000	07/15/2016	95	$(917)	$(917)

Total Written Options				$(917)	$(917)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	Long	09/2016	16	$(5)	$19	$0
S&P 500 Index September Futures	Long	09/2016	99	63	579	0

Total Futures Contracts				$58	$598	$0

SWAP AGREEMENTS:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	4,900	$648	$81	$4	$0
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		1,600	(515)	(119)	0	(3)
Pay	3-Month USD-LIBOR	2.750	06/19/2023	$	304,100	32,617	5,724	0	(265)
Pay	3-Month USD-LIBOR	3.000	06/18/2024		19,700	2,658	462	0	(26)
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		277,000	(8,050)	(2,719)	572	0

						$27,358	$3,429	$576	$(294)

Total Swap Agreements						$27,358	$3,429	$576	$(294)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(l)	Securities with an aggregate market value of $8,176 and cash of $19,201 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$57	$598	$576	$1,231	$(917)	$0	$(294)	$(1,211)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	AUD	14		$10	$0	$0
	08/2016	JPY	4,519		41	0	(3)
BOA	07/2016	GBP	2,087		3,060	282	0
	07/2016		$1,170	EUR	1,062	8	0
	07/2016		2,955	GBP	2,221	2	0
	08/2016	EUR	1,062		$1,172	0	(8)
	08/2016	GBP	2,221		2,956	0	(2)
	08/2016		$139	AUD	184	0	(2)
BPS	08/2016	AUD	14		$10	0	0
	08/2016	JPY	21,674		200	0	(10)
BRC	07/2016		$729	EUR	659	3	0
	08/2016	EUR	659		$730	0	(2)
CBK	07/2016		22		25	0	0
	07/2016	GBP	252		358	22	0
	07/2016	ILS	38		10	0	0
	08/2016	CHF	59		60	0	0
	08/2016	NOK	82		10	0	0
	08/2016	SEK	255		31	1	0
DUB	07/2016	GBP	66		97	9	0
GLM	07/2016	EUR	2,139		2,390	16	0
	07/2016		$668	EUR	587	0	(17)
	08/2016	AUD	177		$131	0	(1)
	08/2016	JPY	82,679		812	12	(1)
HUS	07/2016	GBP	130		171	0	(2)
	07/2016		$177	GBP	125	0	(11)
	08/2016	AUD	67		$49	0	(1)
	08/2016	HKD	326		42	0	0
	08/2016	SGD	14		10	0	0
JPM	07/2016		$61	GBP	43	0	(4)
	08/2016	CAD	43		$34	0	0
	08/2016	CHF	21		21	0	0
	08/2016		$118	CHF	113	0	(2)
	08/2016		699	JPY	73,850	17	0
MSB	07/2016	EUR	776		$853	0	(8)
	07/2016	GBP	117		169	13	0
	07/2016		$353	EUR	314	0	(5)
	07/2016		247	GBP	166	0	(26)
	08/2016		86	CHF	82	0	(2)
NAB	07/2016		129	EUR	117	0	0
	08/2016	EUR	117		$130	0	0
RBC	08/2016	AUD	71		52	0	(1)
SCX	07/2016		$224	EUR	198	0	(5)
	07/2016		141	GBP	97	0	(11)
	08/2016	CHF	176		$181	0	0
	08/2016	JPY	23,500		220	0	(7)
	08/2016		$194	JPY	20,642	6	0
SOG	08/2016	CHF	61		$63	0	0
	08/2016	HKD	155		20	0	0
UAG	08/2016	CHF	21		21	0	0
	08/2016	DKK	138		21	1	0

Total Forward Foreign Currency Contracts						$392	$(131)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	123	1,504	(1,298)	(234)	0	95
Premiums	$(824)	$(11,548)	$9,751	$1,704	$0	$(917)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (1)

Counterparty	Reference Obligation	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (3)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 6.250% due 07/25/2033	6.250%	07/25/2033	$384	$0	$(17)	$0	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
							Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$2,858	$(569)	$25	$0	$(544)
	ABX.HE.PENAAA.7-1 Index	0.090	08/25/2037	1,904	(369)	(7)	0	(376)

					$(938)	$18	$0	$(920)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	3,600	$10	$(16)	$0	$(6)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	NDDUEAFE Index	2,232	3-Month USD-LIBOR less a specified spread	05/11/2017	$10,431	$0	$(151)	$0	$(151)
	Receive	NDDUEAFE Index	8,937	3-Month USD-LIBOR less a specified spread	06/07/2017	41,648	0	(431)	0	(431)

								$(582)	$0	$(582)

Total Swap Agreements							$(928)	$(597)	$0	$(1,525)

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(n)	Securities with an aggregate market value of $2,096 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BOA	292	0	0	292	(12)	0	(17)	(29)	263	0	263
BPS	0	0	0	0	(10)	0	(6)	(16)	(16)	0	(16)
BRC	3	0	0	3	(2)	0	0	(2)	1	0	1
CBK	23	0	0	23	0	0	0	0	23	0	23
DUB	9	0	0	9	0	0	0	0	9	(20)	(11)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
FBF	$0	$0	$0	$0	$0	$0	$(582)	$(582)	$(582)	$1,057	$475
GLM	28	0	0	28	(19)	0	0	(19)	9	0	9
GST	0	0	0	0	0	0	(920)	(920)	(920)	1,039	119
HUS	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
JPM	17	0	0	17	(6)	0	0	(6)	11	0	11
MSB	13	0	0	13	(41)	0	0	(41)	(28)	0	(28)
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	6	0	0	6	(23)	0	0	(23)	(17)	0	(17)
UAG	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$392	$0	$0	$392	$(131)	$0	$(1,525)	$(1,656)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$57	$0	$0	$57
Futures	0	0	598	0	0	598
Swap Agreements	0	0	0	0	576	576

	$0	$0	$655	$0	$576	$1,231

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$392	$0	$392

	$0	$0	$655	$392	$576	$1,623

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$917	$0	$0	$917
Swap Agreements	0	0	0	0	294	294

	$0	$0	$917	$0	$294	$1,211

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$131	$0	$131
Swap Agreements	0	937	582	0	6	1,525

	$0	$937	$582	$131	$6	$1,656

	$0	$937	$1,499	$131	$300	$2,867

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,595)	$0	$0	$(1,595)
Written Options	0	0	2,248	0	0	2,248
Futures	0	0	310	0	1	311
Swap Agreements	0	0	0	0	(723)	(723)

	$0	$0	$963	$0	$(722)	$241

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$310	$0	$310
Swap Agreements	0	2,001	(8,269)	0	305	(5,963)

	$0	$2,001	$(8,269)	$310	$305	$(5,653)

	$0	$2,001	$(7,306)	$310	$(417)	$(5,412)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(609)	$0	$0	$(609)
Written Options	0	0	(684)	0	0	(684)
Futures	0	0	1,260	0	0	1,260
Swap Agreements	0	0	0	0	(6,089)	(6,089)

	$0	$0	$(33)	$0	$(6,089)	$(6,122)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$371	$0	$371
Swap Agreements	0	(1,732)	1,268	0	(182)	(646)

	$0	$(1,732)	$1,268	$371	$(182)	$(275)

	$0	$(1,732)	$1,235	$371	$(6,271)	$(6,397)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$862	$109	$971
Corporate Bonds & Notes
Banking & Finance	0	23,462	3,759	27,221
Industrials	0	20,525	850	21,375
Utilities	0	3,898	0	3,898
Municipal Bonds & Notes
Illinois	0	114	0	114
West Virginia	0	1,611	0	1,611
U.S. Government Agencies	0	3,230	0	3,230
U.S. Treasury Obligations	0	1,019	0	1,019
Non-Agency Mortgage-Backed Securities	0	63,258	1,455	64,713
Asset-Backed Securities	0	17,235	0	17,235
Sovereign Issues	0	880	0	880
Common Stocks
Financials	0	0	66	66
Preferred Securities
Banking & Finance	0	264	0	264
Short-Term Instruments
Repurchase Agreements	0	2,005	0	2,005

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Short-Term Notes	$0	$8,398	$0	$8,398
U.S. Treasury Bills	0	11,613	0	11,613

Total Investments	$0	$158,374	$6,239	$164,613

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	598	633	0	1,231
Over the counter	0	392	0	392

	$598	$1,025	$0	$1,623

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,211)	0	(1,211)
Over the counter	0	(1,656)	0	(1,656)

	$0	$(2,867)	$0	$(2,867)

Totals	$598	$156,532	$6,239	$163,369

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2016:

Category and Subcategory	Beginning Balance at 06/30/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$150	$0	$0	$0	$0	$(41)	$0	$0	$109	$(41)
Corporate Bonds & Notes
Banking & Finance	8,489	384	(1,467)	5	0	(108)	0	(3,544)	3,759	8
Industrials	4	797	0	0	0	49	0	0	850	53
Non-Agency Mortgage-Backed Securities	1,301	469	(316)	3	21	(23)	0	0	1,455	(3)
Common Stocks
Financials	104	0	0	0	0	(38)	0	0	66	(38)
Warrants
Industrials	15	0	0	0	0	(15)	0	0	0	0

Totals	$10,063	$1,650	$(1,783)	$8	$21	$(176)	$0	$(3,544)	$6,239	$(21)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	43

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

June 30, 2016

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$109	Other Valuation Techniques (2)	—	—
Corporate Bonds & Notes
Banking & Finance	1,220	Proxy Pricing	Base Price	102.67
	2,539	Reference Instrument	Spread movement	37.00-324.53 bps
Industrials	850	Proxy Pricing	Base Price	100.00
Non-Agency Mortgage-Backed Securities	1,143	Proxy Pricing	Base Price	7.30-102.63
	312	Third Party Vendor	Broker Quote	74.56
Common Stocks
Financials	66	Other Valuation Techniques (2)	—	—

Total	$6,239

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Opportunity Fund

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 164.8%

BANK LOAN OBLIGATIONS 4.0%
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		$7,507	$7,504
iHeartCommunications, Inc.
7.210% due 01/30/2019		4,600	3,381
OGX (13.000% PIK)
13.000% due 04/10/2049 (b)		271	222
Sequa Corp.
5.250% due 06/19/2017		3,110	2,449

Total Bank Loan Obligations (Cost $15,352)			13,556

CORPORATE BONDS & NOTES 55.1%

BANKING & FINANCE 23.7%
AGFC Capital Trust
6.000% due 01/15/2067 (i)		2,300	1,081
Banco Continental SAECA
8.875% due 10/15/2017 (i)		3,900	3,973
Banco do Brasil S.A.
6.250% due 04/15/2024 (e)		240	149
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	3,100	946
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)(i)		1,200	1,324
Barclays Bank PLC
7.625% due 11/21/2022 (i)		$400	431
14.000% due 06/15/2019 (e)(i)	GBP	2,170	3,510
Barclays PLC
7.875% due 09/15/2022 (e)(i)		1,400	1,683
8.000% due 12/15/2020 (e)	EUR	200	208
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$11,054	11,054
Cantor Fitzgerald LP
7.875% due 10/15/2019 (i)		3,160	3,552
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (i)		1,300	1,323
Credit Agricole S.A.
7.500% due 06/23/2026 (e)(i)	GBP	1,000	1,200
7.875% due 01/23/2024 (e)(i)		$2,900	2,784
Credit Suisse AG
6.500% due 08/08/2023 (i)		200	210
Exeter Finance Corp.
9.750% due 05/20/2019		2,800	2,639
HSBC Holdings PLC
6.000% due 09/29/2023 (e)	EUR	1,400	1,498
Jefferies Finance LLC
7.500% due 04/15/2021 (i)		$2,285	2,059
Jefferies LoanCore LLC
6.875% due 06/01/2020 (i)		1,250	1,100
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (g)		4,972	4,627
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)(i)	GBP	3,100	3,911
7.875% due 06/27/2029 (e)		1,300	1,642
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,200	1,331
Nationwide Building Society
10.250% due (e)	GBP	8	1,236
Navient Corp.
5.500% due 01/15/2019 (i)		$845	852
5.625% due 08/01/2033		170	120
8.000% due 03/25/2020 (i)		1,100	1,127
Pinnacol Assurance
8.625% due 06/25/2034 (g)		2,900	3,216
Rio Oil Finance Trust
9.250% due 07/06/2024		564	487
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)(i)		3,030	2,795
8.000% due 08/10/2025 (e)(i)		1,900	1,777

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (e)(i)	GBP	2,500	$3,108
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (i)		$3,400	3,767
6.125% due 02/07/2022		600	665
Springleaf Finance Corp.
8.250% due 12/15/2020		500	503
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	1,453	1,932
TIG FinCo PLC
8.500% due 03/02/2020		431	579
8.750% due 04/02/2020 (i)		2,336	2,301
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (d)		$10,954	2,824
UBS Group AG
5.750% due 02/19/2022 (e)	EUR	400	448

			79,972

INDUSTRIALS 23.2%
Altice Financing S.A.
7.500% due 05/15/2026		$1,200	1,182
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)		800	813
BMC Software Finance, Inc.
8.125% due 07/15/2021		239	180
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)(i)		3,362	2,858
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (f)(i)		10,192	9,428
9.000% due 02/15/2020 (f)		583	541
California Resources Corp.
6.000% due 11/15/2024		1	0
8.000% due 12/15/2022		1,926	1,370
Chesapeake Energy Corp.
3.878% due 04/15/2019		60	45
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 (i)		633	691
8.048% due 05/01/2022 (i)		567	620
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		200	0
9.250% due 06/30/2020 ^		1,800	1
Crimson Merger Sub, Inc.
6.625% due 05/15/2022 (i)		1,000	833
CVS Pass-Through Trust
7.507% due 01/10/2032 (i)		2,554	3,220
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021 (i)		512	578
Diamond 1 Finance Corp.
5.450% due 06/15/2023		80	83
5.875% due 06/15/2021		1,000	1,026
6.020% due 06/15/2026		75	78
7.125% due 06/15/2024		700	732
DISH DBS Corp.
7.750% due 07/01/2026		800	828
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (i)		1,500	1,386
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	20	27
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$1,580	687
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		958	0
Harvest Operations Corp.
2.330% due 04/14/2021		2,538	2,550
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	851
iHeartCommunications, Inc.
9.000% due 03/01/2021 (i)		$3,790	2,686
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		3,958	990
8.125% due 06/01/2023		166	42

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$6,181	$5,470
JC Penney Corp., Inc.
5.875% due 07/01/2023		200	202
Micron Technology, Inc.
7.500% due 09/15/2023		900	964
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		1,876	872
Numericable SFR S.A.
6.000% due 05/15/2022 (i)		500	488
7.375% due 05/01/2026		1,538	1,523
OGX Austria GmbH
8.375% due 04/01/2022 ^		3,300	0
8.500% due 06/01/2018 ^		3,700	0
Perstorp Holding AB
8.750% due 05/15/2017 (i)		4,600	4,601
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		130	46
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (i)		2,600	2,762
Reynolds Group Issuer, Inc.
4.127% due 07/15/2021		600	603
7.000% due 07/15/2024		400	413
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	145
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$1,900	1,900
Sequa Corp.
7.000% due 12/15/2017 (i)		2,700	716
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (i)		7,650	7,535
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	2,175	3,004
Tembec Industries, Inc.
9.000% due 12/15/2019 (i)		$1,800	1,404
Times Square Hotel Trust
8.528% due 08/01/2026 (i)		4,726	5,671
UAL Pass-Through Trust
9.750% due 07/15/2018 (i)		970	1,004
10.400% due 05/01/2018 (i)		504	519
UCP, Inc.
8.500% due 10/21/2017		2,800	2,819
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	730	971
7.395% due 03/28/2024		500	639

			78,597

UTILITIES 8.2%
Frontier Communications Corp.
10.500% due 09/15/2022		$450	478
11.000% due 09/15/2025 (i)		450	469
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	198
6.000% due 11/27/2023 (i)		1,350	1,447
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		381	413
6.510% due 03/07/2022 (i)		3,400	3,731
6.605% due 02/13/2018	EUR	100	120
8.625% due 04/28/2034		$1,081	1,370
9.250% due 04/23/2019		100	116
Illinois Power Generating Co.
6.300% due 04/01/2020 (i)		4,295	1,697
7.950% due 06/01/2032 (i)		4,033	1,573
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		3,925	1,138
Petrobras Global Finance BV
5.750% due 01/20/2020 (i)		570	551
6.250% due 03/17/2024		20	18
6.250% due 12/14/2026	GBP	600	642
6.625% due 01/16/2034		200	200
7.875% due 03/15/2019 (i)		$9,700	10,039
Sierra Hamilton LLC
12.250% due 12/15/2018		200	156

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	45

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Capital Corp.
6.875% due 11/15/2028		$200	$158
Sprint Corp.
7.125% due 06/15/2024 (i)		4,082	3,250
7.875% due 09/15/2023		165	136

			27,900

Total Corporate Bonds & Notes (Cost $213,646)			186,469

CONVERTIBLE BONDS & NOTES 1.5%

BANKING & FINANCE 1.5%
SL Green Operating Partnership LP
3.000% due 10/15/2017 (i)		3,800	5,177

Total Convertible Bonds & Notes (Cost $3,794)			5,177

MUNICIPAL BONDS & NOTES 0.9%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		120	127
7.750% due 01/01/2042		210	213

			340

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series
2005 6.500% due 06/01/2023		155	158

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		2,690	2,565

Total Municipal Bonds & Notes (Cost $3,062)			3,063

U.S. GOVERNMENT AGENCIES 0.4%
Fannie Mae
4.000% due 10/01/2040		39	42
Freddie Mac
0.100% due 05/25/2020 (a)		47,969	134
0.841% due 10/25/2020 (a)(i)		28,018	706
5.103% due 10/25/2028		600	586

Total U.S. Government Agencies (Cost $1,520)			1,468

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Floating Rate Notes
0.450% due 04/30/2018		400	400

Total U.S. Treasury Obligations (Cost $400)			400

NON-AGENCY MORTGAGE-BACKED SECURITIES 42.9%
Adjustable Rate Mortgage Trust
2.956% due 01/25/2036		200	172
Auburn Securities PLC
0.912% due 10/01/2041	GBP	228	292
Banc of America Alternative Loan Trust
15.943% due 09/25/2035 ^		$1,882	2,314
Banc of America Funding Trust
2.669% due 12/20/2036		182	183
2.907% due 12/20/2034		1,054	975
3.043% due 03/20/2036 ^		1,326	1,146
3.144% due 10/20/2046 ^		645	479
Banc of America Mortgage Trust
2.747% due 10/20/2046 ^		180	109
2.837% due 09/25/2034		214	209
5.750% due 08/25/2034		373	392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bayview Commercial Asset Trust
0.673% due 03/25/2037		$195	$172
Bear Stearns Adjustable Rate Mortgage Trust
2.569% due 09/25/2034		116	108
2.913% due 03/25/2035		475	447
2.938% due 09/25/2034		111	108
3.031% due 08/25/2047 ^		498	405
3.110% due 10/25/2036 ^		1,256	1,061
4.692% due 06/25/2047 ^		367	328
Bear Stearns ALT-A Trust
0.773% due 06/25/2046 ^(i)		4,142	2,941
1.153% due 01/25/2035 (i)		867	842
2.747% due 04/25/2035		417	312
2.791% due 11/25/2035		79	62
2.860% due 08/25/2036 ^(i)		3,388	2,921
2.999% due 05/25/2036 ^(i)		1,050	803
3.062% due 08/25/2036 ^		637	471
3.123% due 05/25/2035		659	553
3.828% due 09/25/2034		674	666
3.877% due 11/25/2036 ^		668	509
4.012% due 07/25/2035 ^		412	340
Bluestone Securities PLC
0.796% due 06/09/2043	GBP	397	473
BRAD Resecuritization Trust
2.180% due 03/12/2021		$3,302	242
6.550% due 03/12/2021		617	637
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		1,943	1,443
Celtic Residential Irish Mortgage Securitisation PLC
0.001% due 11/13/2047 (i)	EUR	538	557
Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^		$1,036	838
6.000% due 03/25/2037 ^		1,034	890
Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029		374	378
Citigroup Mortgage Loan Trust, Inc.
3.038% due 03/25/2037 ^(i)		2,033	1,619
5.500% due 11/25/2035 ^		823	730
Commercial Mortgage Trust
6.302% due 07/10/2046 (i)		2,170	2,373
Countrywide Alternative Loan Trust
0.703% due 06/25/2037 ^		1,313	682
0.778% due 11/20/2035 (i)		7,939	6,574
0.803% due 05/25/2036 ^(i)		2,242	1,087
0.803% due 06/25/2036 ^(i)		1,937	1,026
5.500% due 10/25/2035 ^		430	377
5.500% due 12/25/2035 ^(i)		2,090	1,708
5.750% due 05/25/2036 ^		394	291
6.000% due 11/25/2035 ^		442	168
6.000% due 04/25/2036 ^		418	337
6.000% due 04/25/2037 ^		754	483
6.000% due 05/25/2037 ^(i)		1,566	1,214
6.250% due 08/25/2037 ^		437	370
6.500% due 09/25/2032 ^		460	444
6.500% due 07/25/2035 ^		904	577
6.500% due 06/25/2036 ^(i)		625	415
Countrywide Home Loan Mortgage Pass-Through Trust
1.093% due 03/25/2035 (i)		826	678
2.759% due 11/25/2035 ^(i)		3,071	2,488
2.762% due 08/20/2035 ^		135	117
2.807% due 03/25/2037 ^(i)		1,502	1,164
2.902% due 09/25/2047 ^		1,069	892
3.002% due 08/25/2034 ^		78	67
3.011% due 06/20/2035		325	293
5.500% due 08/25/2035 ^		115	98
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^		552	307
Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032 (i)		1,725	1,843
Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.053% due 07/25/2036 ^		683	250
5.896% due 04/25/2036		577	410
6.500% due 05/25/2036 ^		483	301
Debussy PLC
5.930% due 07/12/2025	GBP	7,000	9,295
Deutsche ALT-A Securities, Inc.
0.603% due 02/25/2047		$770	546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-B Securities, Inc.
6.250% due 07/25/2036 ^		$130	$101
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		191	198
Downey Savings & Loan Association Mortgage Loan Trust
0.628% due 04/19/2047 ^		518	197
EMF-NL BV
0.749% due 07/17/2041	EUR	800	711
1.999% due 10/17/2041		1,000	1,054
Epic Drummond Ltd.
0.044% due 01/25/2022		1,904	1,890
First Horizon Alternative Mortgage Securities Trust
2.513% due 08/25/2035 ^		$206	49
2.589% due 11/25/2036 ^		1,809	1,397
2.672% due 05/25/2036 ^		2,326	1,876
2.847% due 02/25/2036		235	188
6.250% due 11/25/2036 ^		145	111
First Horizon Mortgage Pass-Through Trust
2.661% due 07/25/2037 ^		167	139
2.731% due 01/25/2037 ^(i)		1,291	1,136
GMAC Mortgage Corp. Loan Trust
3.406% due 07/19/2035		104	95
3.410% due 06/25/2034		240	234
3.500% due 06/25/2034		202	201
GreenPoint Mortgage Funding Trust
0.633% due 01/25/2037		1,492	1,202
GS Mortgage Securities Trust
1.585% due 08/10/2043 (a)		8,237	400
6.215% due 08/10/2043 (i)		2,100	2,211
GSR Mortgage Loan Trust
0.903% due 07/25/2037 ^		515	307
2.943% due 01/25/2036 ^(i)		1,737	1,620
3.146% due 12/25/2034		40	39
6.000% due 09/25/2034		188	188
HarborView Mortgage Loan Trust
0.638% due 02/19/2046 (i)		2,231	1,700
0.658% due 11/19/2036 (i)		4,222	3,109
1.008% due 06/19/2034		348	324
1.088% due 01/19/2035 (i)		337	288
2.959% due 08/19/2036 ^		300	223
HomeBanc Mortgage Trust
0.703% due 03/25/2035		441	375
IM Pastor Fondo de Titulizacion de Activos
0.009% due 03/22/2044	EUR	778	648
Impac CMB Trust
0.973% due 11/25/2035 ^		$411	337
IndyMac Mortgage Loan Trust
0.683% due 04/25/2035		237	205
1.253% due 08/25/2034		221	187
1.313% due 09/25/2034		533	484
2.619% due 06/25/2037 ^		436	332
2.972% due 12/25/2036 ^		1,861	1,642
3.113% due 05/25/2037 ^(i)		4,868	3,898
4.419% due 11/25/2036 ^		1,355	1,200
4.464% due 05/25/2037 ^		34	5
JPMorgan Alternative Loan Trust
2.939% due 05/25/2036 ^		585	450
5.500% due 11/25/2036 ^		7	5
JPMorgan Commercial Mortgage-Backed Securities Trust
5.702% due 03/18/2051 (i)		4,000	4,046
JPMorgan Mortgage Trust
2.708% due 10/25/2036 ^		72	61
2.887% due 07/25/2035		186	184
3.033% due 05/25/2036 ^		1,013	904
6.000% due 08/25/2037 ^		824	716
Landmark Mortgage Securities PLC
0.088% due 06/17/2038	EUR	298	313
0.799% due 06/17/2038	GBP	782	984
Lehman Mortgage Trust
5.930% due 04/25/2036 (i)		$463	414
6.000% due 05/25/2037 ^(i)		2,021	1,963

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
1.177% due 01/25/2047 ^		$506	$354
3.279% due 10/25/2034		1,021	900
Morgan Stanley Mortgage Loan Trust
2.836% due 07/25/2035 ^(i)		2,251	1,848
2.941% due 01/25/2035 ^		329	160
5.750% due 12/25/2035 ^		586	565
6.000% due 08/25/2037 ^		362	315
Prime Mortgage Trust
0.803% due 06/25/2036 ^		4,230	2,304
7.000% due 07/25/2034		234	224
Regal Trust
2.178% due 09/29/2031		17	16
Residential Accredit Loans, Inc. Trust
0.663% due 06/25/2037		2,552	1,864
5.500% due 04/25/2037		157	128
6.000% due 08/25/2035 ^		760	689
6.000% due 01/25/2037 ^(i)		738	613
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		601	408
6.000% due 07/25/2037 (i)		8,914	6,168
Residential Funding Mortgage Securities, Inc. Trust
4.546% due 07/27/2037 ^		399	349
6.000% due 06/25/2037 ^		611	536
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048 (i)		2,000	2,005
Sequoia Mortgage Trust
3.070% due 01/20/2038 ^		451	387
Structured Adjustable Rate Mortgage Loan Trust
2.704% due 08/25/2034		31	30
2.821% due 01/25/2036 ^		1,490	1,126
4.361% due 11/25/2036 ^		597	573
Structured Asset Mortgage Investments Trust
0.663% due 08/25/2036 ^(i)		2,892	2,174
0.683% due 05/25/2045		203	177
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.756% due 01/25/2034		549	518
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		403	292
Theatre Hospitals PLC
4.338% due 10/15/2031	GBP	260	320
WaMu Commercial Mortgage Securities Trust
5.972% due 03/23/2045 (i)		$5,000	4,995
WaMu Mortgage Pass-Through Certificates Trust
2.165% due 11/25/2036 ^		439	374
2.190% due 07/25/2046 (i)		2,489	2,221
2.363% due 03/25/2037 ^		709	566
2.482% due 03/25/2033		116	115
2.496% due 07/25/2037 ^		1,653	1,489
2.511% due 06/25/2037 ^(i)		2,103	1,804
2.723% due 07/25/2037 ^(i)		3,635	2,941
Washington Mutual Mortgage Pass-Through Certificates Trust
1.287% due 10/25/2046 ^		639	453
1.600% due 06/25/2033		67	66
Wells Fargo Mortgage-Backed Securities Trust
0.953% due 07/25/2037 ^		372	323
2.751% due 10/25/2036 ^		37	34
2.796% due 09/25/2036 ^		37	34
2.866% due 04/25/2036 ^		40	39

Total Non-Agency Mortgage-Backed Securities (Cost $130,463)			145,040

ASSET-BACKED SECURITIES 43.9%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		211	63
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.178% due 05/25/2034		154	115
3.303% due 08/25/2032 (i)		1,300	1,228
Asset-Backed Funding Certificates Trust
0.603% due 10/25/2036 (i)		8,224	7,028
1.013% due 10/25/2033		167	150
1.113% due 03/25/2035 (i)		4,431	3,559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028 (i)	$1,597	$1,906
Bear Stearns Asset-Backed Securities Trust
0.837% due 09/25/2034	880	805
2.922% due 07/25/2036	686	447
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	3,564	1,967
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031	995	1,099
7.960% due 05/01/2031	1,757	1,296
7.970% due 05/01/2032	272	161
8.060% due 09/01/2029	3,080	1,840
9.163% due 03/01/2033	3,040	2,712
Conseco Financial Corp.
6.220% due 03/01/2030	131	138
6.330% due 11/01/2029	63	64
6.530% due 02/01/2031	1,384	1,390
7.050% due 01/15/2027	209	221
7.140% due 03/15/2028	262	273
7.240% due 06/15/2028	104	104
Countrywide Asset-Backed Certificates
0.593% due 06/25/2035 (i)	9,965	7,223
0.703% due 01/25/2037 (i)	15,575	12,289
0.793% due 12/25/2036 ^	783	385
1.013% due 08/25/2032 ^	390	335
1.428% due 02/25/2034	311	289
1.728% due 02/25/2035 (i)	3,750	3,449
Countrywide Asset-Backed Certificates Trust
0.603% due 03/25/2047 (i)	7,037	6,071
1.233% due 11/25/2034 (i)	528	516
4.693% due 10/25/2035	28	29
Credit Suisse First Boston Mortgage Securities Corp.
1.503% due 02/25/2031	2,319	2,128
Credit-Based Asset Servicing and Securitization LLC
1.773% due 12/25/2035	1,377	1,084
First Franklin Mortgage Loan Trust
0.903% due 11/25/2036 (i)	10,000	8,796
1.346% due 07/25/2035 (i)	8,092	6,038
Greenpoint Manufactured Housing
8.300% due 10/15/2026	914	1,016
Home Equity Asset Trust
2.853% due 10/25/2033	26	24
Home Equity Loan Trust
0.683% due 04/25/2037	6,015	3,782
0.793% due 04/25/2037	8,700	4,933
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.693% due 04/25/2037 (i)	17,407	11,123
0.773% due 04/25/2037 (i)	5,918	4,190
JPMorgan Mortgage Acquisition Trust
0.533% due 08/25/2036	10	5
0.643% due 03/25/2047 (i)	1,849	1,395
KGS Alpha SBA Trust
1.022% due 04/25/2038 (a)	1,794	66
Lehman ABS Mortgage Loan Trust
0.543% due 06/25/2037 (i)	6,746	4,057
Long Beach Mortgage Loan Trust
2.928% due 03/25/2032	346	297
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035	103	103
Morgan Stanley Dean Witter Capital, Inc. Trust
1.878% due 02/25/2033	531	509
Morgan Stanley Home Equity Loan Trust
1.503% due 12/25/2034 (i)	4,445	3,846
NovaStar Mortgage Funding Trust
0.623% due 11/25/2036	1,583	706
Oakwood Mortgage Investors, Inc.
0.672% due 06/15/2032	22	20
Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^	23	23
Origen Manufactured Housing Contract Trust
7.650% due 03/15/2032	2,313	2,410
Ownit Mortgage Loan Trust
3.467% due 12/25/2036	2,610	1,449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.328% due 10/25/2034		$1,161	$641
Residential Asset Mortgage Products Trust
1.578% due 08/25/2033		880	785
2.178% due 09/25/2034 (i)		3,239	2,245
4.020% due 04/25/2033		3	3
5.220% due 07/25/2034 ^		104	100
5.806% due 11/25/2033 (i)		1,050	1,119
Residential Asset Securities Corp. Trust
0.893% due 10/25/2035		3,526	2,694
4.470% due 03/25/2032		1	1
Saxon Asset Securities Trust
1.428% due 12/26/2034		653	501
Securitized Asset-Backed Receivables LLC Trust
0.683% due 02/25/2037 ^		423	241
1.128% due 01/25/2035		52	47
South Coast Funding Ltd.
0.890% due 01/06/2041		45,581	12,877
Specialty Underwriting & Residential Finance Trust
0.603% due 06/25/2037 (i)		6,728	4,658
Structured Asset Investment Loan Trust
0.673% due 01/25/2036 (i)		6,922	5,229
Structured Asset Securities Corp. Mortgage Loan Trust
0.753% due 06/25/2035		500	442
Talon Funding Ltd.
1.170% due 06/05/2035		1,396	754
UCFC Home Equity Loan Trust
7.750% due 04/15/2030		741	734
Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032		332	354

Total Asset-Backed Securities (Cost $139,395)			148,577

SOVEREIGN ISSUES 0.5%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	175	193
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023	BRL	62	18
Costa Rica Government International Bond
7.000% due 04/04/2044		$500	501
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	46,000	421
4.500% due 07/03/2017		40,000	367
4.750% due 04/17/2019	EUR	200	201

Total Sovereign Issues (Cost $1,723)			1,701

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%
Tribune Media Co. ‘A’		5,969	234
tronc, Inc.		1,492	21

			255

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		110,823	0

FINANCIALS 0.0%
TIG FinCo PLC (g)		330,393	211

Total Common Stocks (Cost $830)			466

WARRANTS 0.0%

INDUSTRIALS 0.0%
Global Geophysical Services, Inc. - Exp. 05/01/2049		4,165	0

Total Warrants (Cost $40)			0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	47

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 5.6%

BANKING & FINANCE 5.6%
Wells Fargo & Co.
7.500% (e)	14,500	$18,845

Total Convertible Preferred Securities (Cost $9,203)		18,845

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
AgriBank FCB
6.875% due 01/01/2024 (e)	6,000	633
Navient Corp. CPI Linked Security
2.853% due 03/15/2017	32,400	802
2.903% due 01/16/2018	8,500	206

Total Preferred Securities (Cost $1,060)		1,641

SHORT-TERM INSTRUMENTS 9.3%

REPURCHASE AGREEMENTS (h) 7.3%
		24,770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.0%
0.169% due 07/21/2016 (c)(d)(l)	$6,594	$6,593

Total Short-Term Instruments (Cost $31,364)		31,363

Total Investments in Securities (Cost $551,852)		557,766

Total Investments 164.8% (Cost $551,852)		$557,766

Financial Derivative Instruments (j)(k) (0.8)% (Cost or Premiums, net $(5,360))		(2,690)

Other Assets and Liabilities, net (64.0)%		(216,784)

Net Assets 100.0%		$338,292

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC 8.500% due 08/08/2019	08/07/2014	$4,906	$4,627	1.37%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,216	0.95
TIG FinCo PLC	04/02/2015	490	211	0.06

		$8,296	$8,054	2.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MBC	0.780%	06/30/2016	07/01/2016	$24,000	U.S. Treasury Notes 1.875% due 10/31/2022	$(24,799)	$24,000	$24,001
SSB	0.010	06/30/2016	07/01/2016	770	U.S. Treasury Notes 0.750% - 2.375% due 12/31/2017 - 12/31/2020	(790)	770	770

Total Repurchase Agreements						$(25,589)	$24,770	$24,771

(1)	Includes accrued interest.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	(1.000)%	02/26/2016	TBD	(2)	$	(268)	$(267)
	0.900	11/24/2015	TBD	(2)		(4,824)	(4,851)
	1.733	05/09/2016	08/09/2016			(571)	(572)
	1.750	06/02/2016	09/02/2016			(624)	(625)
	1.976	05/17/2016	08/17/2016			(1,278)	(1,281)
	2.125	04/01/2016	07/01/2016			(3,083)	(3,100)
	2.146	07/01/2016	10/03/2016			(2,900)	(2,900)
	2.154	05/23/2016	08/23/2016			(3,734)	(3,743)
	2.476	05/15/2015	11/14/2016			(7,745)	(7,770)
	2.478	09/25/2015	09/26/2016			(8,957)	(8,961)
BOS	2.265	07/05/2016	08/05/2016			(1,782)	(1,782)
	2.531	04/08/2016	07/05/2016			(1,782)	(1,793)
BPG	1.390	04/11/2016	07/11/2016			(1,599)	(1,604)
BPS	0.950	06/01/2016	07/05/2016		GBP	(766)	(1,020)
	1.450	04/26/2016	07/26/2016		$	(1,926)	(1,931)
	1.450	05/03/2016	07/27/2016			(2,217)	(2,222)
DEU	1.400	04/21/2016	07/21/2016			(2,054)	(2,060)
	1.400	05/03/2016	08/03/2016			(971)	(973)
	1.400	05/12/2016	08/12/2016			(1,774)	(1,777)
	1.450	05/26/2016	08/26/2016			(2,725)	(2,729)
	1.450	06/01/2016	09/01/2016			(5,052)	(5,058)
	1.500	06/06/2016	09/02/2016			(263)	(263)
FOB	2.195	06/10/2016	07/08/2016			(2,351)	(2,354)
JML	1.250	06/14/2016	07/07/2016			(6,999)	(7,003)
JPS	2.278	05/12/2016	08/12/2016			(6,661)	(6,682)
MSC	1.000	04/08/2016	07/08/2016			(3,461)	(3,469)
	1.500	05/09/2016	08/02/2016			(1,270)	(1,273)
	1.700	06/10/2016	09/12/2016			(3,240)	(3,243)
RBC	1.580	06/24/2016	12/23/2016			(2,960)	(2,961)
	1.600	06/09/2016	12/07/2016			(4,393)	(4,397)
RDR	1.040	04/07/2016	07/07/2016			(1,089)	(1,092)
	1.060	05/27/2016	08/24/2016			(2,133)	(2,135)
RTA	1.401	01/14/2016	07/14/2016			(451)	(454)
	1.662	05/02/2016	08/03/2016			(5,939)	(5,955)
	1.763	10/28/2015	10/27/2016			(4,727)	(4,784)
	2.094	01/05/2016	01/04/2017			(7,858)	(7,939)
	2.209	04/15/2016	04/13/2017			(5,337)	(5,362)
	2.211	03/15/2016	03/14/2017			(3,996)	(4,023)
	2.230	04/29/2016	04/27/2017			(4,791)	(4,810)
	2.239	04/25/2016	04/24/2017			(1,956)	(1,964)
SAL	1.429	04/04/2016	07/05/2016			(4,506)	(4,522)
	1.558	06/13/2016	09/13/2016			(762)	(763)
	1.580	06/06/2016	09/07/2016			(425)	(426)
	1.734	04/26/2016	07/22/2016			(2,599)	(2,607)
SOG	1.190	05/16/2016	08/12/2016			(655)	(656)
	1.290	04/18/2016	07/18/2016			(2,824)	(2,832)
	1.290	04/26/2016	07/25/2016			(1,036)	(1,038)
	1.290	05/12/2016	08/12/2016			(767)	(768)
	1.290	05/20/2016	08/22/2016			(1,116)	(1,118)
	1.310	06/01/2016	09/01/2016			(1,101)	(1,102)
	1.350	05/24/2016	08/24/2016			(4,140)	(4,146)
	2.280	01/20/2016	07/20/2016			(15,027)	(15,182)
	2.375	06/09/2016	12/09/2016			(7,144)	(7,154)
UBS	0.500	04/26/2016	TBD	(2)	EUR	(981)	(1,089)
	0.540	04/18/2016	07/18/2016			(449)	(498)
	0.950	04/26/2016	07/13/2016		GBP	(3,728)	(4,972)
	1.000	06/13/2016	08/15/2016			(2,053)	(2,735)
	1.100	06/01/2016	09/01/2016		$	(4,121)	(4,125)
	1.150	05/18/2016	08/18/2016		GBP	(1,644)	(2,193)
	1.150	06/20/2016	09/20/2016			(2,351)	(3,131)
	1.250	05/03/2016	08/03/2016		$	(198)	(198)
	1.280	04/19/2016	07/19/2016			(3,625)	(3,634)
	1.300	05/03/2016	08/03/2016			(846)	(848)
	1.300	05/20/2016	08/22/2016			(204)	(204)
	1.460	06/14/2016	09/12/2016			(7,096)	(7,101)
	1.490	04/28/2016	07/28/2016			(1,128)	(1,131)
	1.540	04/28/2016	07/28/2016			(362)	(363)
	1.670	05/27/2016	08/29/2016			(603)	(604)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	49

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
	1.680%	06/03/2016	09/06/2016	$	(1,125)	$(1,127)
	2.080	04/05/2016	07/06/2016		(2,515)	(2,528)
	2.130	04/05/2016	07/06/2016		(7,373)	(7,411)
	2.180	04/05/2016	07/06/2016		(1,648)	(1,657)
	2.292	01/04/2016	07/05/2016		(2,910)	(2,943)
	2.342	01/04/2016	07/05/2016		(997)	(1,009)
	2.392	01/04/2016	07/05/2016		(1,182)	(1,196)

Total Reverse Repurchase Agreements						$(220,193)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(213,094) at a weighted average interest rate of 1.439%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(i)	Securities with an aggregate market value of $276,177 and cash of $240 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(34,070)	$0	$(34,070)	$45,052	$10,982
BOS	0	(3,575)	0	(3,575)	2,005	(1,570)
BPG	0	(1,604)	0	(1,604)	1,824	220
BPS	0	(5,173)	0	(5,173)	6,183	1,010
DEU	0	(12,860)	0	(12,860)	15,150	2,290
FOB	0	(2,354)	0	(2,354)	4,057	1,703
JML	0	(7,003)	0	(7,003)	8,732	1,729
JPS	0	(6,682)	0	(6,682)	9,888	3,206
MBC	24,001	0	0	24,001	(24,799)	(798)
MSC	0	(7,985)	0	(7,985)	9,404	1,419
RBC	0	(7,358)	0	(7,358)	8,622	1,264
RDR	0	(3,227)	0	(3,227)	3,372	145
RTA	0	(35,291)	0	(35,291)	46,608	11,317
SAL	0	(8,318)	0	(8,318)	10,557	2,239
SOG	0	(33,996)	0	(33,996)	43,079	9,083
SSB	770	0	0	770	(790)	(20)
UBS	0	(50,697)	0	(50,697)	61,626	10,929

Total Borrowings and Other Financing Transactions	$24,771	$(220,193)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$(3,100)	$(27,475)	$(18,087)	$(20,519)	$(69,181)
Convertible Bonds & Notes	0	0	0	(4,397)	(4,397)
Corporate Bonds & Notes	0	(34,826)	(43,616)	(9,168)	(87,610)
Non-Agency Mortgage-Backed Securities	0	(16,224)	(14,240)	(23,287)	(53,751)
U.S. Government Agencies	0	0	(572)	0	(572)

Total Borrowings	$(3,100)	$(78,525)	$(76,515)	$(57,371)	$(215,511)

Gross amount of recognized liabilities for reverse repurchase agreements (5)					$(215,511)

(5)	Unsettled reverse repurchase agreements liability of $(4,682) is outstanding at period end.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	13,300	$1,759	$1,141	$11	$0
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		4,400	(1,417)	(1,263)	0	(9)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		$22,100	1,031	448	1	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		6,700	(195)	(66)	14	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		17,400	(2,640)	(3,521)	191	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	AUD	5,200	441	312	3	0

						$(1,021)	$(2,949)	$220	$(9)

Total Swap Agreements						$(1,021)	$(2,949)	$220	$(9)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $2,239 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$220	$220	$0	$0	$(9)	$(9)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2016	GBP	11,095		$16,268	$1,498	$0
	07/2016		$9,269	EUR	8,6411	65	0
	07/2016		24,345	GBP	18,298	14	0
	08/2016	EUR	8,411		$9,279	0	(65)
	08/2016	GBP	18,298		24,352	0	(13)
BPS	07/2016	BRL	2,208		648	0	(39)
	07/2016	EUR	416		466	4	0
	07/2016		$688	BRL	2,208	0	(1)
	08/2016		643		2,208	38	0
CBK	07/2016	GBP	1,243		$1,771	116	0
	08/2016	EUR	1,327		1,473	0	(1)
	08/2016	GBP	289		390	5	0
DUB	07/2016		231		338	30	0
GLM	07/2016	EUR	8,401		9,372	49	0
	07/2016	GBP	7,038		10,237	868	0
	07/2016		$495	EUR	436	0	(11)
	07/2016		1,451	GBP	1,013	0	(102)
	08/2016	AUD	92		$67	0	(2)
HUS	07/2016		$500	GBP	379	5	0
JPM	07/2016	BRL	2,208		$688	1	0
	07/2016	GBP	227		323	21	0
	07/2016		$607	BRL	2,208	81	0
	07/2016		563	GBP	397	0	(34)
	08/2016	CAD	119		$93	1	0
SCX	07/2016	EUR	30		34	0	0
	07/2016		$810	JPY	82,500	0	(11)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	51

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
	08/2016	JPY	82,500	$811	$11	$0
UAG	07/2016		82,500	756	0	(43)

Total Forward Foreign Currency Contracts					$2,807	$(322)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Russia Government International Bond	1.000%	06/20/2024	2.753%	$400	$(40)	$(8)	$0	$(48)

BRC	Gazprom S.A.	1.900	12/20/2017	1.280	1,250	0	12	12	0
	JSC VTB Bank	2.340	12/20/2017	2.180	1,250	0	4	4	0
	Russia Government International Bond	1.000	06/20/2024	2.753	400	(46)	(2)	0	(48)
	Russia Government International Bond	1.000	09/20/2024	2.770	300	(25)	(13)	0	(38)

CBK	Russia Government International Bond	1.000	06/20/2024	2.753	500	(53)	(7)	0	(60)
	Russia Government International Bond	1.000	09/20/2024	2.770	300	(26)	(11)	0	(37)

FBF	TNK-NS BP Finance S.A.	3.150	12/20/2017	3.051	1,500	0	3	3	0

GST	Petrobras Global Finance BV	1.000	09/20/2020	6.191	110	(16)	(5)	0	(21)
	Russia Government International Bond	1.000	03/20/2020	1.829	100	(19)	16	0	(3)
	Russia Government International Bond	1.000	06/20/2024	2.753	200	(23)	(1)	0	(24)

HUS	Russia Government International Bond	1.000	06/20/2019	1.505	130	(5)	3	0	(2)
	Russia Government International Bond	1.000	06/20/2024	2.753	130	(13)	(3)	0	(16)
	Russia Government International Bond	1.000	09/20/2024	2.770	69	(10)	1	0	(9)

JPM	Russia Government International Bond	1.000	06/20/2024	2.753	200	(18)	(6)	0	(24)

						$(294)	$(17)	$19	$(330)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$18,401	$(3,664)	$156	$0	$(3,508)
	ABX.HE.PENAAA.7-1 Index	0.090	08/25/2037	5,534	(1,077)	(20)	0	(1,097)

					$(4,741)	$136	$0	$(4,605)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	71,100	$(325)	$(146)	$0	$(471)

MYC	Pay	1-Year BRL-CDI	15.590	01/04/2021		20	0	1	1	0

							$(325)	$(145)	$1	$(471)

Total Swap Agreements							$(5,360)	$(26)	$20	$(5,406)

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(l)	Securities with an aggregate market value of $5,947 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$1,577	$0	$0	$1,577	$(78)	$0	$(48)	$(126)	$1,451	$(1,330)	$121
BPS	42	0	0	42	(40)	0	0	(40)	2	0	2
BRC	0	0	16	16	0	0	(86)	(86)	(70)	252	182
CBK	121	0	0	121	(1)	0	(97)	(98)	23	0	23
DUB	30	0	0	30	0	0	0	0	30	(10)	20
FBF	0	0	3	3	0	0	0	0	3	0	3
GLM	917	0	0	917	(115)	0	0	(115)	802	(960)	(158)
GST	0	0	0	0	0	0	(4,653)	(4,653)	(4,653)	5,100	447
HUS	5	0	0	5	0	0	(498)	(498)	(493)	596	103
JPM	104	0	0	104	(34)	0	(24)	(58)	46	0	46
MYC	0	0	1	1	0	0	0	0	1	0	1
SCX	11	0	0	11	(11)	0	0	(11)	0	0	0
UAG	0	0	0	0	(43)	0	0	(43)	(43)	0	(43)

Total Over the Counter	$2,807	$0	$20	$2,827	$(322)	$0	$(5,406)	$(5,728)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$220	$220

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,807	$0	$2,807
Swap Agreements	0	19	0	0	1	20

	$0	$19	$0	$2,807	$1	$2,827

	$0	$19	$0	$2,807	$221	$3,047

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$9	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$322	$0	$322
Swap Agreements	0	4,935	0	0	471	5,406

	$0	$4,935	$0	$322	$471	$5,728

	$0	$4,935	$0	$322	$480	$5,737

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	53

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(3,674)	$(3,674)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,012	$0	$3,012
Swap Agreements	0	9,491	0	0	(5,306)	4,185

	$0	$9,491	$0	$3,012	$(5,306)	$7,197

	$0	$9,491	$0	$3,012	$(8,980)	$3,523

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(2,667)	$(2,667)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$415	$0	$415
Swap Agreements	0	(8,680)	0	0	509	(8,171)

	$0	$(8,680)	$0	$415	$509	$(7,756)

	$0	$(8,680)	$0	$415	$(2,158)	$(10,423)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$13,334	$222	$13,556
Corporate Bonds & Notes
Banking & Finance	0	69,490	10,482	79,972
Industrials	0	73,228	5,369	78,597
Utilities	0	27,900	0	27,900
Convertible Bonds & Notes
Banking & Finance	0	5,177	0	5,177
Municipal Bonds & Notes
Illinois	0	340	0	340
Iowa	0	158	0	158
West Virginia	0	2,565	0	2,565
U.S. Government Agencies	0	1,468	0	1,468
U.S. Treasury Obligations	0	400	0	400
Non-Agency Mortgage-Backed Securities	0	144,161	879	145,040
Asset-Backed Securities	0	148,511	66	148,577
Sovereign Issues	0	1,701	0	1,701
Common Stocks
Consumer Discretionary	255	0	0	255
Financials	0	0	211	211
Convertible Preferred Securities
Banking & Finance	0	18,845	0	18,845

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Preferred Securities
Banking & Finance	$1,008	$633	$0	$1,641
Short-Term Instruments
Repurchase Agreements	0	24,770	0	24,770
U.S. Treasury Bills	0	6,593	0	6,593

Total Investments	$1,263	$539,274	$17,229	$557,766

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	220	0	220
Over the counter	0	2,827	0	2,827

	$0	$3,047	$0	$3,047

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(9)	0	(9)
Over the counter	0	(5,728)	0	(5,728)

	$0	$(5,737)	$0	$(5,737)

Totals	$1,263	$536,584	$17,229	$555,076

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2016.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2016:

Category and Subcategory	Beginning Balance at 06/30/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$304	$0	$0	$1	$0	$(83)	$0	$0	$222	$(83)
Corporate Bonds & Notes
Banking & Finance	23,887	1,129	(3,163)	13	3	(333)	0	(11,054)	10,482	(8)
Industrials	6,074	2,390	(783)	19	40	(56)	0	(2,315)	5,369	150
Non-Agency Mortgage-Backed Securities	1,012	0	(49)	5	2	7	0	(98)	879	8
Asset-Backed Securities	0	0	0	(15)	0	(17)	98	0	66	(16)
Common Stocks
Financials	332	0	0	0	0	(121)	0	0	211	(121)
Warrants
Industrials	40	0	0	0	0	(40)	0	0	0	0

Totals	$31,649	$3,519	$(3,995)	$23	$45	$(643)	$98	$(13,467)	$17,229	$(70)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2016	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$222	Other Valuation Techniques (2)		—	—
Corporate Bonds & Notes
Banking & Finance	3,216	Proxy Pricing		Base Price	102.67
	7,266	Reference Instrument		Spread movement	37.00-324.53 bps
Industrials	5,369	Proxy Pricing		Base Price	100.00-100.09
Non-Agency Mortgage-Backed Securities	879	Proxy Pricing		Base Price	7.30-102.63
Asset-Backed Securities	66	Proxy Pricing		Base Price	3.69
Common Stocks
Financials	211	Other Valuation Techniques	(2)	—	—

Total	$17,229

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	55

Schedule of Investments PIMCO Strategic Income Fund, Inc.

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 255.7%

BANK LOAN OBLIGATIONS 2.5%
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		$7,138	$7,136
iHeartCommunications, Inc.
7.210% due 01/30/2019		900	661
Sequa Corp.
5.250% due 06/19/2017		487	384

Total Bank Loan Obligations (Cost $8,517)			8,181

CORPORATE BONDS & NOTES 21.5%

BANKING & FINANCE 13.5%
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	1,300	2,103
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$11,221	11,221
BNP Paribas S.A.
7.375% due 08/19/2025 (d)		2,800	2,745
Cantor Fitzgerald LP
7.875% due 10/15/2019		930	1,045
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	2,000	2,603
11.000% due 06/30/2019 (d)(h)		$4,166	4,983
Exeter Finance Corp.
9.750% due 05/20/2019		2,400	2,262
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,000	880
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (f)		4,303	4,004
Navient Corp.
5.500% due 01/15/2019		845	852
8.450% due 06/15/2018		1,539	1,670
Pinnacol Assurance
8.625% due 06/25/2034 (f)		2,600	2,883
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		2,000	2,216
SL Green Realty Corp.
7.750% due 03/15/2020		4,500	5,265

			44,732

INDUSTRIALS 3.1%
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (e)		1,334	1,234
9.000% due 02/15/2020 (e)		66	61
CVS Pass-Through Trust
7.507% due 01/10/2032		851	1,073
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	20	27
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$240	104
iHeartCommunications, Inc.
9.000% due 03/01/2021		400	284
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		48	22
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		1,000	985
UAL Pass-Through Trust
6.636% due 01/02/2024 (h)		1,777	1,886
9.750% due 07/15/2018 (h)		323	335
10.400% due 05/01/2018 (h)		757	778
UCP, Inc.
8.500% due 10/21/2017		3,700	3,725

			10,514

UTILITIES 4.9%
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		8,050	8,629
Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034		2,600	3,294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois Power Generating Co.
6.300% due 04/01/2020	$115	$45
7.950% due 06/01/2032	273	107
Petrobras Global Finance BV
2.768% due 01/15/2019	3,800	3,443
3.536% due 03/17/2020	150	133
5.750% due 01/20/2020	140	135
7.875% due 03/15/2019	500	518

		16,304

Total Corporate Bonds & Notes (Cost $68,283)		71,550

MUNICIPAL BONDS & NOTES 0.5%

WEST VIRGINIA 0.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,690	1,611

Total Municipal Bonds & Notes (Cost $1,593)		1,611

U.S. GOVERNMENT AGENCIES 152.2%
Fannie Mae
1.899% due 08/25/2054 (a)	29,214	2,073
2.385% due 09/01/2028	7	8
2.500% due 12/25/2027 (a)	5,846	463
2.565% due 12/01/2030	177	181
2.649% due 12/01/2028	46	48
2.663% due 11/01/2027	52	53
2.700% due 04/01/2030	1	1
2.875% due 03/01/2031	62	63
2.933% due 03/01/2032	81	81
4.250% due 11/25/2024 (h)	541	595
4.250% due 03/25/2033	1	1
4.500% due 09/01/2023 - 08/01/2041 (h)	3,090	3,376
5.000% due 12/01/2018 - 07/25/2038	316	351
5.000% due 01/25/2038 (h)	12,918	14,502
5.500% due 12/25/2016 - 07/25/2024	25	27
5.500% due 11/25/2032 - 04/25/2035 (h)	8,653	9,922
5.651% due 12/25/2042	41	47
5.750% due 06/25/2033	38	44
5.807% due 08/25/2043 (h)	2,341	2,745
6.000% due 02/25/2017 - 12/01/2032	365	420
6.000% due 12/01/2032 - 01/25/2044 (h)	11,273	12,986
6.233% due 02/25/2042 (h)	671	798
6.293% due 10/25/2042	19	22
6.500% due 10/01/2018 - 11/01/2047	1,709	1,930
6.500% due 06/01/2029 - 06/25/2044 (h)	8,436	9,931
6.687% due 09/25/2041 (h)	643	735
6.850% due 12/18/2027	18	21
6.922% due 10/25/2042 (h)	483	568
7.000% due 11/01/2016 - 01/01/2047	1,162	1,324
7.000% due 05/01/2017 - 03/25/2045 (h)	1,684	1,931
7.500% due 12/01/2017 - 03/25/2044	546	638
7.500% due 05/01/2022 - 06/25/2044 (h)	1,611	1,904
7.700% due 03/25/2023	24	27
7.824% due 06/19/2041 (h)	984	1,107
8.000% due 09/25/2021 - 06/01/2032	217	240
8.000% due 05/01/2030 - 10/01/2031 (h)	189	212
8.500% due 09/25/2021 - 06/25/2030	347	388
8.500% due 06/18/2027 (h)	466	538
9.441% due 05/15/2021	109	117
9.930% due 07/15/2027	44	48

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.000% due 01/01/2046 - 03/01/2046	$121,000	$125,349
3.500% due 03/01/2046 - 09/01/2046	209,000	220,503
4.000% due 03/01/2046	3,000	3,216
Freddie Mac
1.866% due 11/15/2038 (a)	54,231	3,932
1.918% due 09/15/2036 (a)	30,474	2,128
2.039% due 05/15/2038 (a)	27,305	2,641
2.097% due 08/15/2036 (a)	8,851	702
2.499% due 09/01/2031	36	37
2.512% due 12/01/2026	6	7
2.908% due 04/01/2033	4	4
5.000% due 02/15/2024	11	12
5.500% due 04/01/2039 - 06/15/2041 (h)	8,992	10,242
6.000% due 09/15/2016 - 03/15/2035	1,019	1,171
6.000% due 04/01/2017 - 02/15/2032 (h)	2,763	3,179
6.500% due 08/01/2021 - 09/01/2047	1,354	1,584
6.500% due 10/15/2023 - 03/25/2044 (h)	9,208	10,718
6.625% due 07/25/2032	141	152
6.900% due 09/15/2023 (h)	380	421
6.950% due 07/15/2021	178	192
7.000% due 07/01/2016 - 10/25/2043	2,570	2,889
7.000% due 08/01/2021 - 02/25/2043 (h)	4,485	5,189
7.500% due 05/15/2024 - 05/01/2032 (h)	2,696	3,128
7.500% due 12/01/2025 - 02/25/2042	412	459
7.996% due 12/25/2027	1,600	1,528
8.000% due 08/15/2022 - 04/15/2030	120	135
8.000% due 12/01/2026 (h)	207	231
11.203% due 03/25/2025	398	398
Freddie Mac, TBA
4.000% due 11/01/2046	3,000	3,211
Ginnie Mae
6.000% due 04/15/2029 - 11/15/2038 (h)	2,327	2,699
6.000% due 08/15/2031 - 12/15/2038	53	61
6.500% due 11/20/2024 - 10/20/2038	114	122
6.500% due 04/15/2032 - 05/15/2032 (h)	760	880
7.000% due 04/15/2024 - 06/15/2026	60	66
7.500% due 01/15/2017 - 03/15/2029	243	252
7.500% due 03/15/2026 - 01/15/2029 (h)	669	728
8.000% due 01/15/2017 - 11/15/2022	11	11
8.500% due 05/15/2022 - 02/15/2031	11	13
9.000% due 11/15/2016 - 11/15/2019	67	68
9.000% due 11/15/2019 - 01/15/2020 (h)	46	49
Ginnie Mae, TBA
4.000% due 09/01/2046	20,000	21,494
Small Business Administration
4.625% due 02/01/2025	172	185
5.510% due 11/01/2027	573	650
5.780% due 08/01/2027	57	65
5.820% due 07/01/2027	57	65
6.300% due 06/01/2018	33	34
7.200% due 06/01/2017	3	3
7.700% due 07/01/2016	1	1
Vendee Mortgage Trust
6.500% due 03/15/2029	210	247

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 02/15/2026 - 06/15/2026		$139	$161
7.500% due 09/15/2030		2,970	3,665

Total U.S. Government Agencies (Cost $487,554)			505,343

U.S. TREASURY OBLIGATIONS 20.7%
U.S. Treasury Notes
2.000% due 08/15/2025 (h)(j)		65,700	68,729

Total U.S. Treasury Obligations (Cost $65,061)			68,729

NON-AGENCY MORTGAGE-BACKED SECURITIES 36.0%
Adjustable Rate Mortgage Trust
2.733% due 07/25/2035		937	842
3.119% due 08/25/2035		2,546	2,470
Banc of America Mortgage Trust
2.953% due 02/25/2035		30	29
Banc of America Re-REMIC Trust
5.686% due 04/24/2049		2,833	2,876
BCAP LLC Trust
0.638% due 07/26/2036		211	162
2.737% due 10/26/2036		3,554	3,139
2.783% due 10/26/2033		130	113
2.912% due 06/26/2035		43	39
Bear Stearns ALT-A Trust
3.062% due 08/25/2036 ^		471	348
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030		1,282	1,325
Celtic Residential Irish Mortgage Securitisation PLC
0.000% due 11/13/2047	EUR	5,887	6,100
0.832% due 12/14/2048	GBP	5,336	6,424
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		$4	4
Countrywide Alternative Loan Trust
0.663% due 07/25/2046 ^		2,615	1,703
5.500% due 05/25/2022 ^		41	32
6.250% due 08/25/2037 ^		837	710
6.500% due 07/25/2035 ^		904	577
Countrywide Home Loan Mortgage Pass-Through Trust
1.093% due 03/25/2035		2,587	1,966
3.188% due 08/25/2034		845	759
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		1,545	1,505
7.500% due 06/25/2035 ^		257	266
Credit Suisse Commercial Mortgage Trust
5.695% due 09/15/2040		1,700	1,759
Credit Suisse First Boston Mortgage Securities Corp.
1.603% due 03/25/2034 ^		550	533
7.000% due 02/25/2034		632	678
Credit Suisse Mortgage Capital Certificates
6.500% due 03/25/2036 ^		1,338	830
Emerald Mortgages PLC
0.000% due 07/15/2048	EUR	3,164	3,307
Epic Drummond Ltd.
0.044% due 01/25/2022		1,804	1,791
GMAC Mortgage Corp. Loan Trust
3.312% due 08/19/2034		$200	190
GSAA Trust
6.000% due 04/01/2034		1,225	1,269
GSMPS Mortgage Loan Trust
6.555% due 06/19/2027		50	49
7.000% due 06/25/2043		3,428	3,636
8.000% due 09/19/2027		725	724
GSR Mortgage Loan Trust
0.783% due 12/25/2034		575	515
2.220% due 03/25/2033		3	3
6.500% due 01/25/2034		335	348

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Commercial Mortgage-Backed Securities Trust
5.702% due 03/18/2051		$4,000	$4,046
JPMorgan Mortgage Trust
2.878% due 10/25/2036 ^		3,553	3,350
5.500% due 08/25/2022 ^		37	36
5.500% due 06/25/2037 ^		609	600
Lehman XS Trust
1.296% due 09/25/2047		6,956	5,630
Luminent Mortgage Trust
0.616% due 12/25/2036		2,486	1,987
MASTR Adjustable Rate Mortgages Trust
3.279% due 10/25/2034		1,277	1,125
MASTR Alternative Loan Trust
6.250% due 07/25/2036		561	477
6.500% due 03/25/2034		966	1,027
7.000% due 04/25/2034		69	71
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		4,906	4,887
7.500% due 07/25/2035		2,549	2,607
Morgan Stanley Resecuritization Trust
2.225% due 12/26/2046		8,080	5,929
NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		1,316	1,363
7.500% due 03/25/2034 ^		3,518	3,266
7.500% due 10/25/2034 ^		3,947	4,192
Newgate Funding PLC
0.987% due 12/15/2050	EUR	2,577	2,459
1.237% due 12/15/2050		2,577	2,195
1.572% due 12/15/2050	GBP	3,548	4,194
1.822% due 12/15/2050		2,915	3,228
RBSSP Resecuritization Trust
6.000% due 02/26/2037		$4,660	3,573
6.250% due 12/26/2036		6,784	4,459
Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		2,325	2,107
Residential Asset Mortgage Products Trust
7.000% due 08/25/2016		20	20
8.500% due 10/25/2031		627	722
8.500% due 11/25/2031		1,016	1,023
Structured Asset Mortgage Investments Trust
1.937% due 08/25/2047 ^		3,744	3,075
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		3,412	3,059
WaMu Mortgage Pass-Through Certificates Trust
2.725% due 05/25/2035		418	415
Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		196	206
7.500% due 04/25/2033		545	583
Wells Fargo Mortgage-Backed Securities Trust
2.866% due 04/25/2036 ^		50	49
2.880% due 06/25/2035		406	411

Total Non-Agency Mortgage-Backed Securities (Cost $112,686)			119,392

ASSET-BACKED SECURITIES 16.5%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		211	62
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.978% due 11/25/2032 ^		330	13
Bear Stearns Asset-Backed Securities Trust
0.837% due 09/25/2034		740	677
Citigroup Mortgage Loan Trust, Inc.
0.613% due 12/25/2036		6,443	4,153
0.673% due 12/25/2036		3,272	1,828
0.713% due 03/25/2037		8,258	6,353

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		$1,709	$1,260
7.970% due 05/01/2032		272	161
Conseco Financial Corp.
6.530% due 02/01/2031		162	163
7.050% due 01/15/2027		209	221
Countrywide Asset-Backed Certificates
0.583% due 12/25/2036 ^		4,446	4,026
0.593% due 06/25/2047 ^		10,481	7,546
0.653% due 06/25/2037 ^		2,936	1,998
0.653% due 06/25/2047		7,414	5,060
0.653% due 09/25/2047		3,634	2,303
0.743% due 06/25/2037		8,449	5,784
4.919% due 07/25/2036		11,700	10,617
Credit-Based Asset Servicing and Securitization LLC
6.020% due 12/25/2037		843	883
Green Tree Servicing LLC
8.970% due 04/25/2038		449	455
Greenpoint Manufactured Housing
8.300% due 10/15/2026		914	1,016
Oakwood Mortgage Investors, Inc.
0.672% due 06/15/2032		22	20
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		21	17

Total Asset-Backed Securities (Cost $57,434)			54,616

SOVEREIGN ISSUES 1.5%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	16,200	4,532
Costa Rica Government International Bond
7.000% due 04/04/2044		$500	500

Total Sovereign Issues (Cost $6,926)			5,032

		SHARES
COMMON STOCKS 0.1%

ENERGY 0.1%
SemGroup Corp. ‘A’		7,966	259

Total Common Stocks (Cost $221)			259

SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS (g) 3.6%
			12,099

		PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.6%
0.238% due 07/21/2016 - 12/08/2016 (b)(c)(l)		$2,082	2,081

Total Short-Term Instruments (Cost $14,180)			14,180

Total Investments in Securities (Cost $822,455)			848,893

Total Investments 255.7% (Cost $822,455)			$848,893

Financial Derivative Instruments (i)(k) 0.4% (Cost or Premiums, net $(701))			1,214

Other Assets and Liabilities, net (156.1%)			(518,056)

Net Assets 100.0%			$332,051

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	57

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$ 4,246	$4,004	1.20%
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	2,600	2,883	0.87

				$ 6,846	$6,887	2.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.750%	06/30/2016	07/01/2016	$8,600	U.S. Treasury Notes 1.250% due 06/30/2023	$(8,784)	$8,600	$8,600
SSB	0.010	06/30/2016	07/01/2016	3,499	U.S. Treasury Notes 1.000% due 05/15/2018	(3,570)	3,499	3,499

Total Repurchase Agreements						$(12,354)	$12,099	$12,099

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
DEU	0.700%	04/08/2016	07/08/2016	$(4,623)	$(4,631)
	0.720	04/14/2016	07/14/2016	(27,689)	(27,732)
	0.720	04/28/2016	07/28/2016	(3,896)	(3,901)
	0.750	04/14/2016	07/14/2016	(29,283)	(29,331)
	0.750	04/27/2016	07/27/2016	(25,520)	(25,555)
	0.800	05/03/2016	08/03/2016	(5,125)	(5,132)
	1.400	05/12/2016	08/12/2016	(2,748)	(2,753)
	1.450	06/01/2016	09/01/2016	(2,022)	(2,024)
	1.500	06/06/2016	09/02/2016	(746)	(747)
	1.500	06/09/2016	09/09/2016	(1,525)	(1,526)

Total Reverse Repurchase Agreements					$(103,332)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.620%	06/02/2016	07/05/2016	$(1,735)	$(1,736)
	0.630	06/16/2016	07/15/2016	(38,149)	(38,159)

Total Sale-Buyback Transactions					$(39,895)

MORTGAGE DOLLAR ROLLS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Received	Amount Borrowed (2)
BOS	2.335%	07/14/2016	08/10/2016	$4,111	$(4,111)
FOB	1.507	07/14/2016	08/10/2016	59,044	(59,044)

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Received	Amount Borrowed (2)
	1.582%	07/14/2016	08/10/2016	$54,848	$(54,848)
	2.310	07/14/2016	08/10/2016	120,868	(120,868)
GSC	1.582	07/14/2016	08/10/2016	11,598	(11,598)
MSC	1.507	07/14/2016	08/10/2016	10,542	(10,542)
WFS	1.164	07/20/2016	08/17/2016	7,500	(7,500)

Total Mortgage Dollar Rolls				$268,511	$(268,511)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(504,815) at a weighted average interest rate of 1.792%.
(3)	Payable for sale-buyback transactions includes $(9) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(h)	Securities with an aggregate market value of $146,356 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Receivable for Mortgage Dollar Rolls	Payable for Mortgage Dollar Rolls	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$8,600	$0	$0	$0	$0	$8,600	$(8,785)	$(185)
DEU	0	(103,332)	0	0	0	(103,332)	106,291	2,959
SSB	3,499	0	0	0	0	3,499	(3,570)	(71)

Master Securities Forward Transaction Agreement
BOS	0	0	0	4,111	(4,111)	0	0	0
FOB	0	0	0	234,760	(234,760)	0	0	0
GSC	0	0	(39,895)	11,598	(11,598)	(39,895)	39,545	(350)
MSC	0	0	0	10,542	(10,542)	0	0	0
WFS	0	0	0	7,500	(7,500)	0	0	0

Total Borrowings and Other Financing Transactions	$12,099	$(103,332)	$(39,895)	$268,511	$(268,511)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the even of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(7,051)	$0	$(7,051)
U.S. Government Agencies	0	(91,150)	(5,131)	0	(96,281)

Total	$0	$(91,150)	$(12,182)	$0	$(103,332)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(39,895)	0	0	(39,895)

Total	$0	$(39,895)	$0	$0	$(39,895)

Total Borrowings	$0	$(131,045)	$(12,182)	$0	$(143,227)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(143,227)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	59

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	Long	09/2016	138	$210	$20	$0

Total Futures Contracts				$210	$20	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD 11,200	$1,481	$961	$9	$0
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044	3,800	(1,223)	(1,091)	0	(8)
Pay	3-Month USD-LIBOR	2.500	06/17/2022	$ 31,500	2,613	1,778	0	(14)
Receive	3-Month USD-LIBOR *	1.750	12/21/2023	65,200	(2,263)	(501)	68	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026	70,400	(2,009)	(661)	150	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046	50,100	(7,612)	(10,139)	549	0

					$(9,013)	$(9,653)	$776	$(22)

Total Swap Agreements					$(9,013)	$(9,653)	$776	$(22)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(j)	Securities with an aggregate market value of $11,739 and cash of $2,154 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$20	$776	$796	$0	$0	$(22)	$(22)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2016	GBP	12,674		$18,584	$1,711	$0
	07/2016		$18,625	EUR	16,901	131	0
	07/2016		16,477	GBP	12,384	9	0
	08/2016	EUR	16,901		$18,645	0	(130)
	08/2016	GBP	12,384		16,481	0	(9)
BPS	07/2016	BRL	16,676		5,196	4	0
	07/2016		$4,893	BRL	16,676	298	0
	08/2016	BRL	16,676		$4,855	0	(291)
CBK	07/2016	GBP	69		100	8	0
	07/2016		$261	EUR	232	0	(4)
	07/2016		543	GBP	382	0	(34)
	08/2016	CAD	109		$84	0	0
GLM	07/2016	EUR	16,987		18,950	99	0
JPM	07/2016	BRL	16,676		4,581	0	(611)
	07/2016	GBP	23		33	2	0
	07/2016		$5,196	BRL	16,676	0	(4)
	08/2016	CAD	107		$83	1	0
MSB	07/2016	EUR	146		164	2	0

Total Forward Foreign Currency Contracts						$2,265	$(1,083)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae 3.500% due 08/01/2046	$74.625	08/04/2016	$ 100,000	$4	$0
JPM	Put - OTC Fannie Mae 3.000% due 07/01/2046	71.000	07/07/2016	7,000	0	0
	Put - OTC Fannie Mae 3.000% due 07/01/2046	73.000	07/07/2016	34,000	1	0
	Put - OTC Fannie Mae 3.000% due 08/01/2046	71.000	08/04/2016	66,000	3	0
	Put - OTC Fannie Mae 3.500% due 07/01/2046	75.000	07/07/2016	10,000	1	0
	Call - OTC Fannie Mae 4.000% due 07/01/2046	123.000	07/07/2016	3,000	0	0

					$9	$0

Total Purchased Options					$9	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Indonesia Government International Bond	1.000%	06/20/2019	1.105%	$100	$(3)	$3	$0	$0
BPS	Petrobras Global Finance BV	1.000	12/20/2019	5.720	3,100	(306)	(150)	0	(456)
DUB	Indonesia Government International Bond	1.000	06/20/2019	1.105	300	(11)	10	0	(1)
GST	Petrobras Global Finance BV	1.000	09/20/2020	6.191	10	(1)	(1)	0	(2)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	5.720	3,400	(338)	(162)	0	(500)
JPM	Indonesia Government International Bond	1.000	06/20/2019	1.105	800	(27)	25	0	(2)
	Russia Government International Bond	1.000	12/20/2020	2.128	200	(23)	13	0	(10)

						$(709)	$(262)	$0	$(971)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	15.590%	01/04/2021	BRL	7,200	$(1)	$230	$229	$0

Total Swap Agreements							$(710)	$(32)	$229	$(971)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	61

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(l)	Securities with an aggregate market value of $1,218 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$1,851	$0	$0	$1,851	$(139)	$0	$0	$(139)	$1,712	$(1,570)	$142
BPS	302	0	229	531	(291)	0	(456)	(747)	(216)	252	36
CBK	8	0	0	8	(38)	0	0	(38)	(30)	0	(30)
DUB	0	0	0	0	0	0	(1)	(1)	(1)	(20)	(21)
GLM	99	0	0	99	0	0	0	0	99	(260)	(161)
GST	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
HUS	0	0	0	0	0	0	(500)	(500)	(500)	655	155
JPM	3	0	0	3	(615)	0	(12)	(627)	(624)	311	(313)
MSB	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$2,265	$0	$229	$2,494	$(1,083)	$0	$(971)	$(2,054)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$20	$20
Swap Agreements	0	0	0	0	776	776

	$0	$0	$0	$0	$796	$796

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,265	$0	$2,265
Swap Agreements	0	0	0	0	229	229

	$0	$0	$0	$2,265	$229	$2,494

	$0	$0	$0	$2,265	$1,025	$3,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$22	$22

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,083	$0	$1,083
Swap Agreements	0	971	0	0	0	971

	$0	$971	$0	$1,083	$0	$2,054

	$0	$971	$0	$1,083	$22	$2,076

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48	$48
Swap Agreements	0	0	0	0	(19,251)	(19,251)

	$0	$0	$0	$0	$(19,203)	$(19,203)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,922	$0	$2,922
Purchased Options	0	0	0	0	(46)	(46)
Swap Agreements	0	141	0	0	29	170

	$0	$141	$0	$2,922	$(17)	$3,046

	$0	$141	$0	$2,922	$(19,220)	$(16,157)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$180	$180
Swap Agreements	0	0	0	0	(9,048)	(9,048)

	$0	$0	$0	$0	$(8,868)	$(8,868)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,275	$0	$1,275
Purchased Options	0	0	0	0	(6)	(6)
Swap Agreements	0	(178)	0	0	230	52

	$0	$(178)	$0	$1,275	$224	$1,321

	$0	$(178)	$0	$1,275	$(8,644)	$(7,547)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,181	$0	$8,181
Corporate Bonds & Notes
Banking & Finance	0	35,583	9,149	44,732
Industrials	0	6,789	3,725	10,514
Utilities	0	16,304	0	16,304
Municipal Bonds & Notes
West Virginia	0	1,611	0	1,611
U.S. Government Agencies	0	505,343	0	505,343
U.S. Treasury Obligations	0	68,729	0	68,729
Non-Agency Mortgage-Backed Securities	0	119,392	0	119,392
Asset-Backed Securities	0	54,616	0	54,616
Sovereign Issues	0	5,032	0	5,032
Common Stocks
Energy	259	0	0	259
Short-Term Instruments
Repurchase Agreements	0	12,099	0	12,099
U.S. Treasury Bills	0	2,081	0	2,081

Total Investments	$259	$835,760	$12,874	$848,893

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$20	$776	$0	$796
Over the counter	0	2,494	0	2,494

	$20	$3,270	$0	$3,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(22)	0	(22)
Over the counter	0	(2,054)	0	(2,054)

	$0	$(2,076)	$0	$(2,076)

Totals	$279	$836,954	$12,874	$850,107

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	63

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

June 30, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2016:

Category and Subcategory	Beginning Balance at 06/30/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$21,621	$1,093	$(2,056)	$12	$5	$(305)	$0	$(11,221)	$9,149	$2
Industrials	4,231	0	(152)	5	0	(24)	0	(335)	3,725	6

Totals	$25,852	$1,093	$(2,208)	$17	$5	$(329)	$0	$(11,556)	$12,874	$8

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,883	Proxy Pricing	Base Price	102.67
	6,266	Reference Instrument	Spread movement	37.00-324.53 bps
Industrials	3,725	Proxy Pricing	Base Price	100.09

Total	$12,874

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.3%

BANK LOAN OBLIGATIONS 3.6%
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		$41,072	$41,059
Fortescue Metals Group Ltd.
4.250% due 06/30/2019		10,069	9,660
iHeartCommunications, Inc.
7.210% due 01/30/2019		24,775	18,210
Maxim Crane Works LP
10.250% due 11/26/2018		10,000	9,992
OGX (13.000% PIK)
13.000% due 04/10/2049 (c)		2,107	1,726
Sequa Corp.
5.250% due 06/19/2017		24,911	19,618

Total Bank Loan Obligations (Cost $111,813)			100,265

CORPORATE BONDS & NOTES 45.0%

BANKING & FINANCE 19.1%
AGFC Capital Trust
6.000% due 01/15/2067 (j)		20,300	9,541
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	6,900	2,106
4.000% due 01/21/2019 ^		15,000	4,578
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)(j)		10,300	11,361
Barclays Bank PLC
14.000% due 06/15/2019 (f)(j)	GBP	7,030	11,371
Barclays PLC
6.500% due 09/15/2019 (f)(j)	EUR	4,200	4,148
7.875% due 09/15/2022 (f)(j)	GBP	29,400	35,352
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$90,783	90,783
Cantor Fitzgerald LP
7.875% due 10/15/2019 (j)		3,055	3,434
Credit Agricole S.A.
7.500% due 06/23/2026 (f)(j)	GBP	18,800	22,559
7.875% due 01/23/2024 (f)(j)		$4,200	4,032
Exeter Finance Corp.
9.750% due 05/20/2019		21,900	20,638
Jefferies Finance LLC
7.500% due 04/15/2021 (j)		14,461	13,033
Jefferies LoanCore LLC
6.875% due 06/01/2020 (j)		3,000	2,640
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (h)		39,206	36,484
Legg Mason PT
7.130% due 01/10/2021		11,782	12,430
8.600% due 08/10/2021		7,174	7,773
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)(j)	GBP	19,767	24,937
7.875% due 06/27/2029 (f)(j)		18,050	22,798
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	700	776
Nationwide Building Society
10.250% due (f)	GBP	62	10,295
Navient Corp.
8.000% due 03/25/2020 (j)		$9,500	9,732
Novo Banco S.A.
5.000% due 05/21/2019	EUR	1,500	1,229
OneMain Financial Holdings LLC
6.750% due 12/15/2019 (j)		$5,000	4,894
Pinnacol Assurance
8.625% due 06/25/2034 (h)		23,200	25,726
Rio Oil Finance Trust
9.250% due 07/06/2024		19,746	17,055
9.750% due 01/06/2027		3,000	2,565
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)(j)		35,893	33,111
8.000% due 08/10/2025 (f)(j)		6,027	5,635

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (f)(j)	GBP	20,300	$25,234
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$1,900	2,105
6.125% due 02/07/2022 (j)		6,500	7,202
Springleaf Finance Corp.
8.250% due 12/15/2020		4,090	4,110
Tesco Property Finance PLC
6.052% due 10/13/2039 (j)	GBP	11,783	15,663
TIG FinCo PLC
8.500% due 03/02/2020 (j)		3,318	4,457
8.750% due 04/02/2020 (j)		18,718	18,440
UBS Group AG
5.750% due 02/19/2022 (f)(j)	EUR	3,600	4,035
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020 (j)		$2,100	2,280
6.902% due 07/09/2020		700	760

			535,302

INDUSTRIALS 18.4%
Altice Financing S.A.
7.500% due 05/15/2026 (j)		11,300	11,131
Altice Luxembourg S.A.
7.250% due 05/15/2022 (j)	EUR	6,627	7,432
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (c)(j)		$11,483	11,670
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(j)		28,642	24,346
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (g)(j)		71,967	66,569
9.000% due 02/15/2020 (g)		4,518	4,191
11.250% due 06/01/2017 (g)		5,000	4,638
Chesapeake Energy Corp.
3.878% due 04/15/2019		480	364
Crimson Merger Sub, Inc.
6.625% due 05/15/2022 (j)		7,905	6,581
Diamond 1 Finance Corp.
5.450% due 06/15/2023 (j)		664	690
6.020% due 06/15/2026 (j)		614	638
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (j)		11,500	10,623
Enterprise Inns PLC
6.875% due 02/15/2021 (j)	GBP	2,360	3,298
6.875% due 05/09/2025 (j)		2,210	2,933
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (j)		$8,140	3,541
Harvest Operations Corp.
2.330% due 04/14/2021		20,638	20,734
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	6,400	6,809
5.014% due 12/27/2017		800	840
iHeartCommunications, Inc.
9.000% due 03/01/2021 (j)		$36,570	25,919
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (j)		15,815	3,954
8.125% due 06/01/2023		1,289	325
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (j)		40,120	35,506
JC Penney Corp., Inc.
5.875% due 07/01/2023 (j)		1,400	1,414
Micron Technology, Inc.
7.500% due 09/15/2023 (j)		7,800	8,358
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		18,266	8,494
Numericable SFR S.A.
6.000% due 05/15/2022 (j)		1,900	1,855
7.375% due 05/01/2026 (j)		4,700	4,653
OGX Austria GmbH
8.375% due 04/01/2022 ^		6,000	0
8.500% due 06/01/2018 ^		48,450	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Perstorp Holding AB
8.750% due 05/15/2017 (j)		$46,270	$46,282
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		1,070	376
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (j)		21,200	22,525
Reynolds Group Issuer, Inc.
4.127% due 07/15/2021		4,800	4,824
7.000% due 07/15/2024		3,400	3,507
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	145
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (c)(j)		$2,250	2,300
Sequa Corp.
7.000% due 12/15/2017		24,447	6,478
Soho House Bond Ltd.
9.125% due 10/01/2018 (j)	GBP	15,350	20,128
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (j)		$60,430	59,524
Tembec Industries, Inc.
9.000% due 12/15/2019 (j)		14,600	11,388
UCP, Inc.
8.500% due 10/21/2017		23,300	23,455
Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (j)	GBP	6,001	7,977
7.395% due 03/28/2024 (j)		3,700	4,732
Westmoreland Coal Co.
8.750% due 01/01/2022 (j)		$32,972	24,811

			515,958

UTILITIES 7.5%
Frontier Communications Corp.
10.500% due 09/15/2022 (j)		3,670	3,897
11.000% due 09/15/2025 (j)		3,670	3,826
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (j)		5,400	5,346
6.000% due 11/27/2023 (j)		35,500	38,054
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021 (j)		2,525	2,733
6.510% due 03/07/2022 (j)		400	439
7.288% due 08/16/2037 (j)		900	1,049
7.288% due 08/16/2037		488	569
8.625% due 04/28/2034 (j)		2,725	3,453
Illinois Power Generating Co.
6.300% due 04/01/2020 (j)		34,047	13,448
7.950% due 06/01/2032 (j)		31,789	12,398
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 (j)		3,675	1,066
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		798	149
6.750% due 10/01/2023		24,495	4,776
Petrobras Global Finance BV
3.250% due 04/01/2019	EUR	200	208
3.536% due 03/17/2020 (j)		$5,000	4,425
5.375% due 10/01/2029 (j)	GBP	2,320	2,231
5.750% due 01/20/2020 (j)		$10,615	10,267
6.250% due 12/14/2026 (j)	GBP	6,398	6,846
6.625% due 01/16/2034 (j)		11,017	10,995
7.875% due 03/15/2019 (j)		$27,521	28,484
Sierra Hamilton LLC
12.250% due 12/15/2018 (j)		30,000	23,400
Sprint Capital Corp.
6.875% due 11/15/2028 (j)		1,700	1,343
Sprint Corp.
7.125% due 06/15/2024 (j)		22,613	18,006
7.875% due 09/15/2023 (j)		8,746	7,193
Yellowstone Energy LP
5.750% due 12/31/2026		4,311	4,493

			209,094

Total Corporate Bonds & Notes (Cost $1,490,754)			1,260,354

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	65

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.8%

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$1,390	$1,418

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036	6,715	6,944

WEST VIRGINIA 0.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	14,350	13,681

Total Municipal Bonds & Notes (Cost $20,333)		22,043

U.S. GOVERNMENT AGENCIES 0.8%
Fannie Mae
3.000% due 01/25/2042 (a)(j)	1,605	142
3.500% due 08/25/2032 (a)(j)	3,434	430
5.547% due 08/25/2038 (a)(j)	1,925	301
5.697% due 02/25/2043 (a)(j)	7,043	1,286
6.187% due 12/25/2036 (a)(j)	5,629	1,237
8.042% due 10/25/2042 (j)	2,795	3,199
Freddie Mac
4.000% due 03/15/2027 (a)(j)	1,713	212
5.103% due 10/25/2028	4,600	4,492
5.758% due 09/15/2042 (a)(j)	2,405	392
6.058% due 12/15/2034 (a)	2,921	288
10.953% due 10/25/2028	1,000	1,008
11.203% due 03/25/2025	7,307	7,315
Ginnie Mae
3.500% due 06/20/2042 (a)(j)	1,888	152
4.000% due 09/20/2042 (a)(j)	3,253	500
5.672% due 08/20/2042 (a)(j)	4,499	971
5.802% due 12/20/2040 (a)(j)	4,234	769
6.258% due 08/16/2039 (a)(j)	5,309	705

Total U.S. Government Agencies (Cost $22,964)		23,399

NON-AGENCY MORTGAGE-BACKED SECURITIES 43.0%
Adjustable Rate Mortgage Trust
0.583% due 03/25/2036	8,129	5,213
0.603% due 03/25/2037	2,770	2,081
3.335% due 03/25/2037 (j)	6,200	4,936
4.954% due 11/25/2037 ^	1,695	1,238
American Home Mortgage Assets Trust
6.250% due 06/25/2037	589	453
American Home Mortgage Investment Trust
6.100% due 01/25/2037	5,717	3,202
ASG Resecuritization Trust
6.000% due 06/28/2037 (j)	50,610	34,134
Banc of America Alternative Loan Trust
6.000% due 07/25/2035 ^	205	195
6.000% due 04/25/2036	2,221	1,678
6.000% due 07/25/2046 ^	2,475	2,156
6.500% due 02/25/2036 ^	4,426	3,984
15.943% due 09/25/2035 ^	611	752
Banc of America Commercial Mortgage Trust
5.695% due 07/10/2046	10,200	9,952
Banc of America Funding Trust
0.663% due 04/25/2037 ^	3,258	2,149
2.696% due 09/20/2046	3,976	3,287
2.963% due 09/20/2047 ^	840	622
3.079% due 09/20/2037	1,496	1,013
3.114% due 04/20/2035 ^	5,447	3,993
4.579% due 08/26/2036	6,385	4,660
6.000% due 10/25/2037 ^	6,552	4,817
Banc of America Mortgage Trust
5.750% due 10/25/2036 ^	2,901	2,404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 05/25/2037 ^	$2,112	$1,593
6.000% due 10/25/2036 ^	352	295
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
6.240% due 07/10/2042	214	214
Bayview Commercial Asset Trust
0.673% due 03/25/2037	325	287
0.683% due 12/25/2036	520	451
0.883% due 08/25/2034	246	226
BCAP LLC Trust
0.616% due 09/26/2035	548	547
0.626% due 05/26/2036	6,428	3,445
0.676% due 02/26/2037	19,447	12,158
0.946% due 05/26/2035	7,621	3,859
1.110% due 02/26/2047	22,158	12,435
2.988% due 03/26/2037	3,976	3,181
3.157% due 07/26/2036	7,322	6,598
3.231% due 07/26/2036	1,692	1,372
4.528% due 03/27/2037	10,367	7,068
5.500% due 12/26/2035	15,031	12,469
6.663% due 10/26/2037	4,602	4,368
7.822% due 06/26/2037	8,079	7,824
8.572% due 11/26/2035	2,729	2,880
9.669% due 07/26/2036	846	872
15.470% due 01/26/2036	13,228	3,338
Bear Stearns Adjustable Rate Mortgage Trust
2.870% due 02/25/2036 ^	1,996	1,679
Bear Stearns ALT-A Trust
0.793% due 08/25/2036 (j)	46,879	37,841
0.953% due 01/25/2036 ^(j)	14,633	11,847
2.638% due 04/25/2037 (j)	9,803	7,396
2.667% due 03/25/2036	3,504	2,405
2.852% due 08/25/2046 (j)	6,997	5,302
2.904% due 12/25/2046 ^	8,679	6,197
3.050% due 09/25/2035 ^	9,779	7,402
3.157% due 07/25/2036	68,750	37,553
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036 (j)	4,897	4,659
Citigroup Mortgage Loan Trust, Inc.
2.486% due 08/25/2037	6,239	4,504
2.979% due 07/25/2036 ^	4,838	3,080
3.043% due 08/25/2034	6,115	4,273
3.116% due 03/25/2037 ^	4,032	3,215
5.176% due 04/25/2037 ^	1,061	909
5.500% due 12/25/2035	4,929	3,743
6.500% due 09/25/2036	1,924	1,400
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049	11,160	8,985
Commercial Mortgage Trust
4.000% due 07/10/2046	4,000	3,434
Countrywide Alternative Loan Resecuritization Trust
2.893% due 03/25/2047	6,065	5,668
Countrywide Alternative Loan Trust
0.633% due 05/25/2036 (j)	32,674	21,876
0.638% due 03/20/2047	1,131	789
0.658% due 05/20/2046 ^(j)	29,258	18,569
0.663% due 08/25/2047 ^	2,476	1,955
0.683% due 03/25/2036 (j)	31,513	21,731
0.713% due 07/25/2036 (j)	11,982	8,837
0.748% due 11/20/2035	306	228
1.153% due 10/25/2035 ^(j)	1,761	1,284
1.747% due 07/20/2035 ^(j)	20,011	14,581
2.932% due 05/25/2036 (j)	12,354	9,293
5.500% due 11/25/2035	3,518	2,547
5.500% due 02/25/2036 ^	2,456	2,036
5.500% due 02/25/2036	2,768	2,298
5.500% due 05/25/2036 ^(j)	2,898	2,448
5.500% due 05/25/2037	2,632	2,125
6.000% due 03/25/2035 ^(j)	680	554
6.000% due 02/25/2036 (j)	29,137	22,983
6.000% due 04/25/2036	1,022	785
6.000% due 01/25/2037 ^	2,094	1,860
6.000% due 02/25/2037 ^	1,814	1,210
6.000% due 02/25/2037 (j)	7,250	5,834
6.000% due 04/25/2037 (j)	13,222	10,674
6.000% due 04/25/2037 ^	8,834	6,033
6.000% due 08/25/2037	4,774	3,903
6.000% due 08/25/2037 ^(j)	17,101	13,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 12/25/2036 ^		$964	$690
18.553% due 07/25/2035		197	268
Countrywide Home Loan Mortgage Pass-Through Trust
2.323% due 03/25/2046 ^(j)		53,767	26,436
2.632% due 03/20/2036 (j)		1,213	1,212
2.913% due 05/20/2036 ^		4,592	3,544
6.000% due 01/25/2038 ^		6,495	5,410
Credit Suisse Commercial Mortgage Trust
5.849% due 02/15/2039		3,410	3,103
Credit Suisse First Boston Mortgage Securities Corp.
4.952% due 07/15/2037		4,620	4,156
6.000% due 01/25/2036		496	375
Credit Suisse Mortgage Capital Certificates
2.356% due 12/29/2037		5,391	3,159
2.484% due 10/26/2036 (j)		22,474	16,605
2.846% due 09/26/2047		26,779	13,878
3.035% due 05/26/2036		9,580	5,686
3.090% due 04/28/2037		7,256	5,304
5.750% due 05/26/2037 (j)		32,140	29,416
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		3,704	2,765
6.500% due 05/25/2036 ^		4,259	3,130
6.750% due 08/25/2036 ^(j)		4,269	3,359
DBUBS Mortgage Trust
4.652% due 11/10/2046		19,203	12,968
Debussy PLC
5.930% due 07/12/2025 (j)	GBP	55,000	73,036
8.250% due 07/12/2025		10,000	11,129
Deco Pan Europe Ltd.
0.550% due 04/27/2018	EUR	1,827	1,995
Deutsche ALT-A Securities, Inc.
0.753% due 04/25/2037		$11,548	5,905
5.500% due 12/25/2035 ^		1,124	934
Epic Drummond Ltd.
0.044% due 01/25/2022 (j)	EUR	77,108	76,564
First Horizon Alternative Mortgage Securities Trust
0.000% due 02/25/2020 (b)(e)		$28	25
0.000% due 05/25/2020 (b)(e)		32	28
0.000% due 06/25/2020 ^(b)(e)		16	15
0.000% due 03/25/2035 (b)(e)		180	137
First Horizon Mortgage Pass-Through Trust
3.058% due 05/25/2037 ^		10,765	8,579
Fondo de Titulizacion de Activos UCI
1.000% due 06/16/2049	EUR	4,227	3,554
GC Pastor Hipotecario FTA
0.000% due 06/21/2046		6,789	5,500
Greenwich Capital Commercial Funding Corp. Trust
6.255% due 06/10/2036		$2,850	2,908
Grifonas Finance PLC
0.152% due 08/28/2039	EUR	7,370	5,888
GS Mortgage Securities Trust
5.829% due 04/10/2038		$3,617	3,562
GSC Capital Corp. Mortgage Trust
0.633% due 05/25/2036 ^		4,778	3,704
HarborView Mortgage Loan Trust
2.528% due 06/19/2045 ^		1,544	943
HomeBanc Mortgage Trust
2.719% due 04/25/2037 ^(j)		7,606	4,844
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		10,844	9,098
IM Pastor Fondo de Titluzacion Hipotecaria
1.000% due 03/22/2043 (j)	EUR	35,003	29,211
Impac Secured Assets Trust
0.623% due 01/25/2037 (j)		$11,013	9,591
IndyMac Mortgage Loan Trust
0.633% due 02/25/2037		2,449	1,717
0.663% due 11/25/2036		391	330
2.927% due 11/25/2035 ^		6,704	5,548
3.364% due 06/25/2036		1,738	1,421
Infinity SoPRANo
0.018% due 11/05/2019 (j)	EUR	8,329	8,914
Jefferies Resecuritization Trust
6.000% due 12/26/2036		$4,244	1,826

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
0.950% due 06/27/2037 (j)		$20,894	$15,873
2.939% due 05/25/2036 ^		1,433	1,102
3.245% due 11/25/2036 ^		1,818	1,647
6.000% due 12/25/2035 ^(j)		1,672	1,524
JPMorgan Chase Commercial Mortgage Securities Trust
5.010% due 07/15/2042		3,195	3,069
6.079% due 06/12/2041 (j)		10,975	11,038
JPMorgan Resecuritization Trust
2.756% due 03/21/2037		8,432	7,122
6.000% due 09/26/2036		3,492	2,561
6.157% due 04/26/2036		7,340	4,447
Lavender Trust
6.250% due 10/26/2036		5,520	4,287
LB-UBS Commercial Mortgage Trust
5.518% due 02/15/2040		6,683	6,785
5.991% due 06/15/2038		3,079	2,797
Lehman Mortgage Trust
6.000% due 01/25/2038 ^		5,859	5,804
Lehman XS Trust
1.353% due 08/25/2047		861	574
MASTR Alternative Loan Trust
1.153% due 02/25/2036		2,576	1,622
Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^		4,903	4,180
Merrill Lynch Mortgage Investors Trust
2.821% due 03/25/2036 ^(j)		15,283	10,106
Mesdag Delta BV
0.094% due 01/25/2020	EUR	16,167	15,380
Morgan Stanley Mortgage Loan Trust
0.623% due 05/25/2036		$222	101
2.995% due 05/25/2036 ^		3,660	2,620
3.218% due 11/25/2037		3,518	2,758
5.962% due 06/25/2036		2,512	1,214
Morgan Stanley Re-REMIC Trust
0.852% due 02/26/2037		7,452	5,090
0.871% due 03/26/2037		4,627	3,183
Morgan Stanley Resecuritization Trust
2.997% due 06/26/2035		11,086	5,293
PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)(e)		12	9
RBSSP Resecuritization Trust
3.075% due 09/26/2035		7,939	5,338
5.500% due 05/26/2036		5,104	4,518
8.983% due 06/26/2037		857	582
Residential Accredit Loans, Inc. Trust
0.603% due 02/25/2037		1,032	843
6.000% due 12/25/2035 ^(j)		4,386	3,778
6.000% due 11/25/2036 ^		5,208	4,190
6.250% due 02/25/2037 ^(j)		6,854	5,516
6.500% due 09/25/2037 ^		2,472	2,131
Residential Asset Mortgage Products Trust
8.000% due 05/25/2032		1,230	1,066
Residential Asset Securitization Trust
6.000% due 05/25/2036		1,663	1,517
6.000% due 02/25/2037 ^		314	247
6.000% due 03/25/2037 ^		4,039	2,738
6.250% due 10/25/2036 ^		193	161
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^		1,549	1,378
Sequoia Mortgage Trust
1.449% due 02/20/2034		868	818
2.289% due 09/20/2032		915	872
5.288% due 06/20/2037 ^(j)		19,370	17,589
Structured Adjustable Rate Mortgage Loan Trust
3.039% due 04/25/2036 ^		1,214	1,112
Structured Asset Mortgage Investments Trust
0.663% due 05/25/2036		48	37
Structured Asset Securities Corp. Trust
5.500% due 10/25/2035 ^		3,703	2,859
Suntrust Adjustable Rate Mortgage Loan Trust
6.020% due 02/25/2037 ^		9,373	7,952
Talisman-5 Finance PLC
0.046% due 10/22/2016	EUR	977	1,073

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Theatre Hospitals PLC
3.588% due 10/15/2031 (j)	GBP	40,319	$51,285
4.338% due 10/15/2031		1,905	2,347
WaMu Mortgage Pass-Through Certificates Trust
2.190% due 07/25/2046		$439	392
2.352% due 08/25/2036 ^		3,606	3,308
Washington Mutual Mortgage Pass-Through Certificates Trust
0.693% due 01/25/2047 ^		3,145	2,359
1.407% due 06/25/2046		11,931	6,577
5.750% due 11/25/2035 ^		2,543	2,244
5.967% due 05/25/2036 ^(j)		10,523	7,565
Wells Fargo Mortgage Loan Trust
2.903% due 03/27/2037		8,193	5,812

Total Non-Agency Mortgage-Backed Securities (Cost $1,251,584)			1,205,064

ASSET-BACKED SECURITIES 76.8%
Aames Mortgage Investment Trust
1.443% due 07/25/2035 (j)		19,113	15,618
Accredited Mortgage Loan Trust
0.713% due 09/25/2036		2,200	1,895
1.053% due 07/25/2035		5,453	4,448
ACE Securities Corp. Home Equity Loan Trust
0.563% due 12/25/2036		27,776	11,035
0.753% due 02/25/2036		5,455	4,924
1.073% due 02/25/2036 ^		7,687	6,460
1.428% due 07/25/2035		2,900	2,464
1.548% due 07/25/2035 ^		17,938	8,552
1.953% due 11/25/2034		1,413	1,180
Aegis Asset-Backed Securities Trust
0.883% due 12/25/2035 (j)		22,800	16,131
0.933% due 06/25/2035 (j)		12,094	8,855
Ameriquest Mortgage Securities Trust
0.793% due 04/25/2036 (j)		30,500	25,647
0.843% due 03/25/2036 (j)		20,042	17,782
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.903% due 01/25/2036 (j)		22,225	17,647
1.063% due 09/25/2035 (j)		13,750	9,461
1.503% due 04/25/2035 (j)		21,004	17,633
1.518% due 11/25/2034		5,526	4,552
2.403% due 09/25/2032		1,148	933
4.731% due 05/25/2034 ^		2,745	2,340
Amortizing Residential Collateral Trust
1.578% due 08/25/2032		829	760
Argent Securities Trust
0.553% due 06/25/2036		862	302
0.573% due 04/25/2036		1,331	500
0.603% due 06/25/2036		4,728	1,665
0.603% due 09/25/2036		10,114	3,827
0.643% due 03/25/2036		14,373	7,256
Argent Securities, Inc. Asset-Backed Pass- Through Certificates
0.683% due 01/25/2036		3,933	2,901
0.773% due 01/25/2036 (j)		20,288	15,178
0.833% due 02/25/2036 (j)		41,082	28,355
1.728% due 11/25/2034		9,031	6,747
Asset-Backed Funding Certificates Trust
1.003% due 07/25/2035		7,400	5,909
1.503% due 03/25/2034		1,524	1,208
Asset-Backed Securities Corp. Home Equity Loan Trust
3.442% due 08/15/2033		863	788
Bear Stearns Asset-Backed Securities Trust
1.653% due 07/25/2035 (j)		39,756	31,254
1.953% due 10/27/2032		638	585
2.328% due 12/25/2034 (j)		18,650	14,112
3.127% due 10/25/2036		855	747
6.000% due 12/25/2035 ^		898	781
Carrington Mortgage Loan Trust
0.533% due 10/25/2036		1,310	753
0.713% due 02/25/2037		8,300	5,929
0.873% due 02/25/2037		13,201	8,612
1.503% due 05/25/2035		4,400	3,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centex Home Equity Loan Trust
0.933% due 10/25/2035		$9,213	$8,254
CIFC Funding Ltd.
0.010% due 05/24/2026		3,390	2,154
Citigroup Mortgage Loan Trust, Inc.
0.593% due 01/25/2037 (j)		40,059	31,079
0.603% due 12/25/2036 (j)		30,383	16,775
0.613% due 09/25/2036 (j)		27,038	19,926
0.653% due 05/25/2037		1,039	745
0.673% due 12/25/2036		6,119	3,419
0.853% due 03/25/2037 (j)		40,086	32,036
0.863% due 10/25/2035 (j)		8,200	7,638
6.351% due 05/25/2036 ^		3,768	2,337
Countrywide Asset-Backed Certificates
0.583% due 12/25/2036 ^(j)		42,571	38,546
0.593% due 06/25/2035 (j)		81,091	58,772
0.593% due 01/25/2037 (j)		28,728	19,433
0.593% due 06/25/2037 (j)		29,231	20,948
0.593% due 07/25/2037 ^(j)		15,824	13,173
0.593% due 06/25/2047 ^(j)		57,618	41,485
0.603% due 04/25/2047		2,679	2,194
0.603% due 06/25/2047 ^(j)		26,071	22,486
0.613% due 05/25/2036 (j)		14,281	9,676
0.613% due 03/25/2037 (j)		11,749	10,736
0.623% due 03/25/2037 (j)		8,621	7,119
0.623% due 05/25/2037 (j)		2,835	2,613
0.653% due 06/25/2037 ^(j)		25,405	17,288
0.653% due 09/25/2047 (j)		29,402	18,629
0.673% due 05/25/2037 (j)		25,000	17,278
0.673% due 08/25/2037		26,000	15,498
0.673% due 05/25/2047		17,951	12,304
0.673% due 06/25/2047 ^		19,000	10,430
0.683% due 04/25/2047		35,000	16,581
0.683% due 10/25/2047 (j)		34,559	29,822
0.693% due 03/25/2036 (j)		50,328	34,433
0.693% due 04/25/2036		1,040	630
0.733% due 01/25/2045		7,700	6,398
0.743% due 10/25/2047 (j)		59,229	35,981
0.893% due 04/25/2036 (j)		10,000	8,400
0.903% due 03/25/2047 ^		2,755	1,377
1.203% due 03/25/2034		902	869
1.653% due 06/25/2033		1,990	1,726
1.953% due 02/25/2035		4,300	3,861
5.000% due 10/25/2046 ^		990	842
5.329% due 10/25/2032 ^(j)		24,189	20,144
Countrywide Asset-Backed Certificates Trust
0.603% due 03/25/2047 (j)		17,232	14,865
0.613% due 03/25/2037 (j)		14,934	13,571
0.913% due 05/25/2036		7,400	6,511
0.973% due 05/25/2036		24,889	13,224
1.083% due 08/25/2035		7,400	6,825
1.093% due 10/25/2035 (j)		7,200	6,591
1.103% due 07/25/2035 (j)		4,500	4,158
1.183% due 07/25/2035 (j)		6,900	5,963
1.253% due 08/25/2047 (j)		29,527	25,191
1.353% due 04/25/2035 (j)		10,753	9,510
1.796% due 04/25/2035		3,400	2,945
2.178% due 11/25/2034 (j)		13,611	11,162
Credit-Based Asset Servicing and Securitization LLC
1.083% due 07/25/2035		3,000	2,091
Encore Credit Receivables Trust
1.143% due 07/25/2035		452	370
FAB U.S. Ltd.
0.010% due 12/06/2045	GBP	9,446	5,889
Fieldstone Mortgage Investment Trust
0.623% due 07/25/2036		$7,609	4,391
First Franklin Mortgage Loan Trust
0.693% due 04/25/2036		6,825	4,364
0.833% due 02/25/2036		5,500	2,973
0.903% due 11/25/2036 (j)		27,273	23,989
1.428% due 05/25/2036		17,184	6,878
Fremont Home Loan Trust
0.603% due 01/25/2037		4,268	2,160
0.693% due 02/25/2037		1,779	962
0.943% due 07/25/2035		2,800	2,495
Gramercy Real Estate CDO Ltd.
1.198% due 07/25/2041		1,150	1,068

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	67

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAA Trust
5.058% due 05/25/2035	$5,158	$4,827
GSAMP Trust
0.513% due 01/25/2037	4,607	2,748
0.543% due 01/25/2037	1,375	823
0.613% due 05/25/2046	1,089	984
0.653% due 11/25/2036	5,534	3,148
0.703% due 12/25/2036	5,786	3,196
0.723% due 04/25/2036 (j)	26,000	15,568
2.103% due 10/25/2034	806	753
3.003% due 10/25/2033	809	764
Hillcrest CDO Ltd.
0.998% due 12/10/2039	38,658	18,846
Home Equity Asset Trust
1.548% due 05/25/2035	3,800	3,351
1.653% due 07/25/2035	4,000	3,179
Home Equity Loan Trust
0.793% due 04/25/2037	8,000	4,536
HSI Asset Securitization Corp. Trust
0.563% due 12/25/2036	29,047	11,781
0.613% due 10/25/2036	11,276	5,948
0.623% due 12/25/2036	17,791	7,270
0.643% due 01/25/2037 (j)	49,500	29,707
0.843% due 11/25/2035 (j)	5,830	4,214
IndyMac Home Equity Mortgage Loan Asset- Backed Trust
0.613% due 11/25/2036	7,520	5,008
0.693% due 04/25/2037	4,735	3,026
0.893% due 03/25/2036	1,504	973
IXIS Real Estate Capital Trust
1.083% due 02/25/2036 (j)	11,040	9,848
1.428% due 09/25/2035 ^	5,457	3,413
JPMorgan Mortgage Acquisition Corp.
0.843% due 05/25/2035 (j)	5,000	3,718
JPMorgan Mortgage Acquisition Trust
0.593% due 03/25/2047 (j)	9,514	8,859
0.603% due 07/25/2036	2,415	1,228
0.613% due 07/25/2036 ^	1,588	639
0.693% due 08/25/2036	2,947	2,420
0.703% due 07/25/2036 (j)	18,262	15,593
5.462% due 10/25/2036 ^	5,091	3,851
5.888% due 10/25/2036 ^(j)	16,970	12,834
Lehman XS Trust
5.144% due 05/25/2037 ^(j)	17,223	12,765
Long Beach Mortgage Loan Trust
0.883% due 11/25/2035 (j)	28,200	24,142
1.103% due 09/25/2034 (j)	1,216	1,018
1.428% due 04/25/2035 (j)	32,000	27,337
MASTR Asset-Backed Securities Trust
0.623% due 06/25/2036	6,890	5,339
0.623% due 10/25/2036	4,280	3,968
0.633% due 02/25/2036	10,268	5,360
0.693% due 06/25/2036	4,356	2,358
0.743% due 12/25/2035 (j)	8,173	7,269
0.813% due 12/25/2035	11,886	4,747
Morgan Stanley ABS Capital, Inc. Trust
0.513% due 09/25/2036	4,447	2,054
0.523% due 10/25/2036	5	3
0.593% due 10/25/2036	11,542	6,292
0.603% due 06/25/2036 (j)	13,424	9,791
0.603% due 09/25/2036	8,934	4,231
0.603% due 11/25/2036 (j)	22,803	13,413
0.673% due 10/25/2036	5,562	3,074
0.723% due 03/25/2036 (j)	30,000	24,587
1.098% due 09/25/2035	6,500	5,887
1.128% due 09/25/2035 (j)	18,121	13,234
1.453% due 07/25/2037 (j)	32,670	28,194
2.403% due 05/25/2034	2,754	2,438
Morgan Stanley Capital, Inc. Trust
0.743% due 01/25/2036 (j)	23,557	21,198
New Century Home Equity Loan Trust
3.453% due 01/25/2033 ^	729	645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.783% due 10/25/2036 ^	$5,572	$1,953
Option One Mortgage Loan Trust
0.583% due 07/25/2037 (j)	20,651	12,733
0.593% due 01/25/2037 (j)	13,459	7,928
0.673% due 01/25/2037	2,745	1,640
0.703% due 03/25/2037	817	419
0.783% due 04/25/2037	3,318	2,013
Option One Mortgage Loan Trust Asset- Backed Certificates
0.913% due 11/25/2035 (j)	13,200	10,024
Park Place Securities, Inc.
1.083% due 09/25/2035	9,600	5,857
Park Place Securities, Inc. Asset-Backed Pass- Through Certificates
0.943% due 08/25/2035 (j)	8,350	6,758
0.943% due 09/25/2035 (j)	10,713	8,678
1.003% due 07/25/2035 (j)	30,950	23,891
1.488% due 03/25/2035 ^	7,500	5,650
1.578% due 10/25/2034 (j)	10,000	8,401
1.698% due 01/25/2036 (j)	4,427	4,073
1.773% due 01/25/2036 ^	11,978	8,896
2.178% due 02/25/2035 (j)	29,447	20,892
2.253% due 12/25/2034 (j)	9,329	7,897
2.478% due 12/25/2034	9,857	5,722
Popular ABS Mortgage Pass-Through Trust
0.843% due 02/25/2036	7,000	5,917
1.143% due 06/25/2035	626	501
1.603% due 06/25/2035	683	504
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037	3,260	1,603
Residential Asset Mortgage Products Trust
0.773% due 01/25/2036 (j)	14,303	11,221
0.833% due 01/25/2036	4,360	3,353
0.933% due 09/25/2035	6,494	5,930
1.173% due 02/25/2035	250	227
1.196% due 04/25/2034	5,237	4,611
1.316% due 04/25/2034	5,844	5,109
2.021% due 04/25/2034 ^	1,605	1,120
2.426% due 04/25/2034 ^	2,063	1,471
Residential Asset Securities Corp. Trust
0.583% due 11/25/2036 (j)	14,953	12,316
0.683% due 06/25/2036 (j)	41,332	31,717
0.693% due 09/25/2036 (j)	16,782	15,083
0.713% due 07/25/2036 (j)	17,800	14,253
0.733% due 04/25/2036	5,270	4,536
0.783% due 04/25/2036 (j)	17,500	14,127
0.793% due 05/25/2037 (j)	9,275	6,770
0.863% due 01/25/2036	3,200	2,883
1.578% due 02/25/2035	1,900	1,582
Saxon Asset Securities Trust
2.203% due 12/25/2037 (j)	55,477	50,518
Securitized Asset-Backed Receivables LLC Trust
0.593% due 07/25/2036 (j)	29,529	22,733
0.613% due 07/25/2036	3,295	1,578
0.703% due 05/25/2036 (j)	21,540	12,471
0.723% due 03/25/2036 (j)	10,577	8,467
0.903% due 10/25/2035 (j)	13,000	10,035
1.113% due 08/25/2035	5,900	3,894
SLM Student Loan Trust
0.010% due 10/28/2029	25	29,864
Soundview Home Loan Trust
0.603% due 06/25/2037	4,215	2,674
0.613% due 11/25/2036 (j)	13,958	11,938
0.633% due 02/25/2037	9,016	3,615
0.713% due 02/25/2037	4,136	1,692
0.733% due 05/25/2036 (j)	14,465	11,681
0.803% due 03/25/2036	7,933	6,440
1.403% due 10/25/2037	9,270	6,612
1.553% due 09/25/2037	2,642	1,852

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Specialty Underwriting & Residential Finance Trust
0.796% due 03/25/2037		$731	$381
1.428% due 12/25/2035		5,637	5,048
2.253% due 05/25/2035		2,646	2,428
3.913% due 02/25/2037 ^		3,881	2,041
Taberna Preferred Funding Ltd.
0.983% due 02/05/2037		52,245	45,453
1.013% due 08/05/2036 ^		22,509	15,756
1.013% due 08/05/2036		5,596	3,917
Trapeza CDO LLC
1.703% due 01/20/2034 (j)		28,407	23,578
Trapeza CDO Ltd.
1.690% due 07/15/2034 (j)		35,000	27,300
Wachovia Mortgage Loan Trust
1.143% due 10/25/2035		8,000	5,620
Wells Fargo Home Equity Asset-Backed Securities Trust
0.783% due 05/25/2036		5,000	4,059

Total Asset-Backed Securities (Cost $2,193,644)			2,153,547

SOVEREIGN ISSUES 0.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	1,425	1,571
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	347,000	3,180
4.500% due 07/03/2017		310,000	2,841
4.750% due 04/17/2019	EUR	1,900	1,912

Total Sovereign Issues (Cost $9,544)			9,504

		SHARES
COMMON STOCKS 0.1%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		858,034	0

FINANCIALS 0.1%
TIG FinCo PLC (h)		2,651,536	1,694

Total Common Stocks (Cost $3,931)			1,694

SHORT-TERM INSTRUMENTS 9.9%

REPURCHASE AGREEMENTS (i) 8.6%
			242,219

		PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.3%
0.160% due 07/21/2016 - 12/08/2016 (d)(e)(l)(n)		$37,380	37,375

Total Short-Term Instruments (Cost $279,594)			279,594

Total Investments in Securities (Cost $5,384,161)			5,055,464

Total Investments 180.3% (Cost $5,384,161)			$5,055,464

Financial Derivative Instruments (k)(m) 0.3% (Cost or Premiums, net $(6,270))			8,539

Other Assets and Liabilities, net (80.6)%			(2,260,000)

Net Assets 100.0%			$2,804,003

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC 8.500% due 08/08/2019	08/07/2014	$ 38,680	$36,484	1.30%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	25,726	0.92
TIG FinCo PLC	04/02/2015	3,931	1,694	0.06

		$ 65,811	$63,904	2.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BSN	0.670%	06/30/2016	07/01/2016	$96,000	U.S. Treasury Notes 1.375% due 10/31/2020	$(98,185)	$96,000	$96,002
NOM	0.950	06/30/2016	07/01/2016	9,200	U.S. Treasury Notes 1.625% due 05/31/2023	(9,392)	9,200	9,200
RDR	0.800	06/30/2016	07/01/2016	130,800	U.S. Treasury Notes 2.500% due 08/15/2023	(133,698)	130,800	130,803
SSB	0.010	06/30/2016	07/01/2016	6,219	U.S. Treasury Notes 2.375% due 12/31/2020	(6,343)	6,219	6,219

Total Repurchase Agreements						$(247,618)	$242,219	$242,224

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	0.900%	11/24/2015	TBD	(2)	$	(25,272)	$(25,411)
	0.900	12/02/2015	TBD	(2)		(12,960)	(13,029)
	1.450	06/03/2016	09/06/2016			(983)	(984)
	1.750	05/16/2016	08/16/2016			(5,763)	(5,776)
	1.750	06/02/2016	09/02/2016			(3,986)	(3,992)
	2.125	04/01/2016	07/01/2016			(6,342)	(6,376)
	2.129	04/04/2016	07/05/2016			(26,647)	(26,786)
	2.134	04/27/2016	07/27/2016			(20,616)	(20,695)
	2.135	04/21/2016	07/21/2016			(51,976)	(52,195)
	2.137	05/04/2016	08/04/2016			(40,483)	(40,622)
	2.146	07/01/2016	10/03/2016			(6,247)	(6,247)
	2.154	07/05/2016	10/05/2016			(11,760)	(11,760)
	2.157	06/09/2016	09/09/2016			(6,178)	(6,186)
	2.161	06/08/2016	09/08/2016			(9,282)	(9,295)
	2.476	05/14/2015	11/14/2016			(20,027)	(20,092)
	2.483	10/16/2015	10/17/2016			(20,519)	(20,627)
	2.490	03/23/2015	09/26/2016			(2,600)	(2,601)
	2.490	03/25/2015	09/26/2016			(13,291)	(13,297)
	2.497	09/22/2015	09/22/2016			(4,838)	(4,841)
BPG	1.390	04/11/2016	07/11/2016			(1,443)	(1,448)
	2.349	08/20/2015	08/19/2016			(19,883)	(20,293)
	2.349	08/21/2015	08/19/2016			(12,363)	(12,617)
	2.434	11/12/2015	11/14/2016			(19,906)	(20,218)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	69

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
	2.466%	11/30/2015	11/30/2016	$	(9,013)	$(9,145)
	2.545	12/10/2015	12/09/2016		(4,479)	(4,544)
	2.552	12/11/2015	12/09/2016		(13,588)	(13,784)
	2.647	01/11/2016	01/11/2017		(30,316)	(30,699)
	2.653	01/27/2016	01/27/2017		(9,054)	(9,158)
	2.666	02/17/2016	02/17/2017		(9,712)	(9,809)
	2.731	03/16/2016	03/16/2017		(36,818)	(37,117)
	2.745	03/17/2016	03/16/2017		(9,049)	(9,122)
BPS	0.300	06/20/2016	09/20/2016	EUR	(3,269)	(3,629)
	0.450	05/27/2016	07/27/2016		(6,077)	(6,747)
	0.550	06/30/2016	07/29/2016		(8,867)	(9,841)
	0.900	06/13/2016	07/13/2016	GBP	(2,278)	(3,034)
	0.950	06/03/2016	07/05/2016		(5,941)	(7,915)
	0.950	06/13/2016	07/13/2016		(9,129)	(12,158)
	0.950	06/20/2016	07/20/2016		(4,863)	(6,476)
	1.050	05/03/2016	07/13/2016		(9,438)	(12,587)
	1.150	05/31/2016	07/29/2016		(1,453)	(1,937)
	1.288	04/26/2016	07/26/2016	$	(4,214)	(4,224)
	1.450	05/03/2016	07/27/2016		(4,264)	(4,274)
	1.480	05/19/2016	08/16/2016		(7,520)	(7,533)
	2.127	06/17/2016	08/16/2016		(22,568)	(22,587)
BRC	1.250	06/03/2016	09/06/2016		(3,384)	(3,387)
	1.450	06/06/2016	09/02/2016		(778)	(779)
	1.650	05/16/2016	08/16/2016		(1,754)	(1,758)
	1.650	06/03/2016	09/06/2016		(17,036)	(17,058)
	1.650	06/06/2016	09/02/2016		(2,594)	(2,597)
	1.850	06/03/2016	09/06/2016		(3,465)	(3,470)
DBL	0.900	04/05/2016	07/05/2016	EUR	(26,153)	(29,087)
	0.900	07/05/2016	10/05/2016		(26,153)	(29,022)
DEU	1.400	04/13/2016	07/13/2016	$	(1,830)	(1,836)
	1.400	04/21/2016	07/21/2016		(6,630)	(6,648)
	1.400	05/09/2016	08/09/2016		(31,946)	(32,012)
	1.500	06/06/2016	09/02/2016		(9,965)	(9,975)
	1.500	06/09/2016	09/09/2016		(12,856)	(12,868)
	1.500	06/21/2016	09/21/2016		(4,521)	(4,523)
GLM	0.770	04/11/2016	07/11/2016	EUR	(17,274)	(19,204)
	1.939	04/08/2016	07/08/2016	$	(8,163)	(8,200)
GSC	1.896	06/09/2016	07/08/2016		(46,961)	(47,015)
	1.947	06/13/2016	07/13/2016		(36,320)	(36,355)
	2.096	06/09/2016	07/08/2016		(16,859)	(16,881)
JML	1.250	06/14/2016	07/07/2016		(23,023)	(23,037)
JPS	2.405	05/04/2016	07/13/2016		(33,902)	(34,033)
MSB	2.384	04/27/2016	04/27/2017		(21,887)	(21,981)
	2.388	04/22/2016	04/21/2017		(29,502)	(29,639)
	2.388	04/29/2016	05/01/2017		(24,204)	(24,305)
	2.396	03/30/2016	10/03/2016		(2,819)	(2,836)
	2.423	06/02/2016	04/21/2017		(2,988)	(2,994)
	2.432	06/06/2016	06/06/2017		(7,146)	(7,158)
MSC	2.779	06/17/2016	07/11/2016		(19,573)	(19,594)
MYI	1.500	05/09/2016	08/09/2016	GBP	(2,778)	(3,707)
NOM	2.128	04/14/2016	10/14/2016	$	(14,076)	(14,141)
	2.133	04/15/2016	10/14/2016		(6,440)	(6,469)
	2.187	02/03/2016	08/03/2016		(31,851)	(31,965)
RBC	1.470	06/03/2016	07/27/2016		(3,164)	(3,168)
	1.520	02/01/2016	08/01/2016		(18,329)	(18,446)
	1.520	02/04/2016	08/04/2016		(4,008)	(4,033)
	1.550	04/04/2016	10/04/2016		(5,582)	(5,603)
	2.336	04/25/2016	04/24/2017		(29,781)	(29,910)
RCE	1.170	05/31/2016	07/29/2016	GBP	(3,403)	(4,536)
	1.250	05/31/2016	08/31/2016		(5,958)	(7,941)
	1.438	04/18/2016	07/18/2016		(3,793)	(5,065)
	1.481	06/14/2016	09/14/2016		(2,917)	(3,886)
RDR	1.250	05/06/2016	07/14/2016	$	(3,258)	(3,264)
	1.500	01/14/2016	07/14/2016		(1,137)	(1,145)
	1.500	06/06/2016	09/07/2016		(2,448)	(2,451)
	1.500	06/08/2016	09/07/2016		(770)	(771)
RTA	1.225	04/01/2016	07/01/2016		(7,962)	(7,987)
	1.377	01/04/2016	07/05/2016		(8,051)	(8,106)
	1.465	02/04/2016	08/04/2016		(7,015)	(7,057)
	1.466	02/03/2016	08/03/2016		(8,855)	(8,909)

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
	1.467%	02/22/2016	08/22/2016	$	(10,100)	$(10,154)
	1.504	05/06/2016	11/07/2016		(1,591)	(1,595)
	1.506	05/19/2016	11/21/2016		(23,400)	(23,442)
	1.517	03/23/2016	09/23/2016		(3,563)	(3,578)
	1.524	07/01/2016	01/03/2017		(9,422)	(9,422)
	1.698	07/20/2015	07/19/2016		(2,597)	(2,639)
	1.732	07/27/2015	07/26/2016		(10,626)	(10,800)
	1.734	08/06/2015	08/05/2016		(7,510)	(7,629)
	1.751	10/22/2015	10/21/2016		(36,930)	(37,384)
	1.757	08/06/2015	08/05/2016		(14,005)	(14,231)
	1.759	10/26/2015	10/25/2016		(30,462)	(30,833)
	1.857	11/19/2015	11/18/2016		(12,478)	(12,623)
	1.861	11/18/2015	11/17/2016		(14,412)	(14,580)
	1.872	11/23/2015	11/22/2016		(19,863)	(20,091)
	1.924	04/01/2016	10/03/2016		(8,012)	(8,051)
	2.059	02/11/2016	02/10/2017		(21,599)	(21,773)
	2.065	02/02/2016	02/01/2017		(11,027)	(11,122)
	2.103	01/04/2016	01/03/2017		(13,468)	(13,609)
	2.208	04/13/2016	04/12/2017		(9,263)	(9,308)
	2.211	03/15/2016	03/14/2017		(76,130)	(76,635)
	2.212	03/08/2016	02/21/2017		(7,694)	(7,748)
	2.231	03/15/2016	03/14/2017		(17,497)	(17,614)
	2.239	04/25/2016	04/24/2017		(26,142)	(26,251)
	2.245	03/17/2016	03/16/2017		(11,950)	(12,029)
	2.253	06/16/2016	06/15/2017		(31,616)	(31,646)
	2.274	06/15/2016	06/09/2017		(4,773)	(4,778)
	2.337	05/31/2016	05/30/2017		(7,767)	(7,783)
	2.337	06/03/2016	06/02/2017		(18,230)	(18,263)
RYL	0.725	04/18/2016	07/18/2016	EUR	(6,136)	(6,820)
	1.000	05/12/2016	08/12/2016	GBP	(7,468)	(9,957)
SOG	0.950	06/22/2016	09/21/2016	$	(597)	(597)
	0.950	06/24/2016	09/21/2016		(647)	(647)
	0.970	05/02/2016	07/29/2016		(7,694)	(7,706)
	1.250	05/03/2016	07/29/2016		(10,208)	(10,229)
	1.250	05/13/2016	07/15/2016		(2,108)	(2,112)
	1.250	05/17/2016	07/29/2016		(1,719)	(1,722)
	1.270	05/12/2016	08/12/2016		(4,738)	(4,746)
	1.270	06/01/2016	09/01/2016		(15,309)	(15,325)
	1.290	04/13/2016	07/13/2016		(18,213)	(18,265)
	1.290	04/14/2016	07/14/2016		(2,683)	(2,690)
	1.290	04/15/2016	07/15/2016		(1,163)	(1,166)
	1.290	04/18/2016	07/18/2016		(2,039)	(2,044)
	1.290	04/20/2016	07/20/2016		(8,669)	(8,691)
	1.290	05/09/2016	08/09/2016		(14,483)	(14,511)
	1.290	05/19/2016	08/22/2016		(8,971)	(8,985)
	1.290	06/08/2016	09/01/2016		(24,169)	(24,189)
	1.290	06/21/2016	09/21/2016		(3,512)	(3,513)
	1.350	05/24/2016	08/24/2016		(10,150)	(10,164)
	1.390	06/10/2016	09/12/2016		(6,307)	(6,312)
	1.390	06/21/2016	09/21/2016		(5,705)	(5,707)
	2.375	04/07/2016	10/07/2016		(8,029)	(8,074)
	2.375	06/03/2016	12/06/2016		(9,438)	(9,455)
	2.375	06/06/2016	12/06/2016		(10,420)	(10,437)
	2.375	06/08/2016	12/09/2016		(33,213)	(33,263)
	2.375	06/10/2016	12/09/2016		(8,023)	(8,034)
	2.375	06/14/2016	12/14/2016		(46,662)	(46,714)
	2.384	07/28/2015	07/28/2016		(23,258)	(23,357)
	2.476	07/27/2015	07/26/2016		(22,232)	(22,331)
UBS	0.350	06/17/2016	08/17/2016	EUR	(1,970)	(2,186)
	0.530	06/24/2016	09/26/2016		(27,054)	(30,026)
	0.950	04/13/2016	07/13/2016	GBP	(21,993)	(29,344)
	1.000	06/13/2016	08/15/2016		(14,930)	(19,886)
	1.050	05/31/2016	08/01/2016		(12,374)	(16,488)
	1.100	04/25/2016	07/25/2016		(1,311)	(1,749)
	1.150	06/08/2016	09/08/2016		(8,935)	(11,904)
	1.150	06/20/2016	08/22/2016		(21,061)	(28,047)
	1.200	06/22/2016	07/22/2016		(3,852)	(5,130)
	1.250	05/11/2016	08/11/2016		(5,471)	(7,297)
	1.260	06/06/2016	07/06/2016		(30,808)	(41,051)
	1.330	04/19/2016	07/19/2016	$	(8,317)	(8,339)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	71

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
	1.400%	01/14/2016	07/14/2016	$	(1,256)	$(1,264)
	1.430	04/15/2016	07/15/2016		(8,100)	(8,125)
	1.440	04/25/2016	07/25/2016		(2,786)	(2,793)
	1.490	04/28/2016	07/28/2016		(6,331)	(6,348)
	1.490	05/18/2016	08/18/2016	GBP	(40,254)	(53,692)
	1.500	01/14/2016	07/14/2016	$	(11,616)	(11,698)
	1.530	04/15/2016	07/15/2016		(5,120)	(5,137)
	1.530	04/20/2016	07/20/2016		(2,731)	(2,739)
	1.540	04/28/2016	07/28/2016		(2,784)	(2,792)
	1.550	01/14/2016	07/14/2016		(2,741)	(2,761)
	1.680	06/03/2016	09/06/2016		(8,044)	(8,055)
	2.080	05/09/2016	08/09/2016		(8,512)	(8,538)
	2.295	04/11/2016	10/11/2016		(8,483)	(8,527)
	2.342	01/04/2016	07/05/2016		(20,310)	(20,547)
	2.392	01/04/2016	07/05/2016		(18,221)	(18,438)
	2.395	04/11/2016	10/11/2016		(10,861)	(10,920)
	2.396	04/12/2016	10/11/2016		(8,207)	(8,251)
	2.399	04/14/2016	10/14/2016		(6,834)	(6,870)

Total Reverse Repurchase Agreements						$(2,380,836)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(2,117,018) at a weighted average interest rate of 1.534%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(j)	Securities with an aggregate market value of $3,008,092 and cash of $15,095 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(290,812)	$0	$(290,812)	$390,943	$100,131
BPG	0	(177,954)	0	(177,954)	240,362	62,408
BPS	0	(102,942)	0	(102,942)	129,637	26,695
BRC	0	(29,049)	0	(29,049)	36,637	7,588
BSN	96,002	0	0	96,002	(98,185)	(2,183)
DBL	0	(58,109)	0	(58,109)	74,622	16,513
DEU	0	(67,862)	0	(67,862)	82,197	14,335
GLM	0	(27,404)	0	(27,404)	32,567	5,163
GSC	0	(100,251)	0	(100,251)	122,411	22,160
JML	0	(23,037)	0	(23,037)	28,700	5,663
JPS	0	(34,033)	0	(34,033)	48,498	14,465
MSB	0	(88,913)	0	(88,913)	123,179	34,266
MSC	0	(19,594)	0	(19,594)	29,416	9,822
MYI	0	(3,707)	0	(3,707)	4,457	750
NOM	9,200	(52,575)	0	(43,375)	54,204	10,829
RBC	0	(61,160)	0	(61,160)	77,328	16,168
RCE	0	(21,428)	0	(21,428)	26,630	5,202
RDR	130,803	(7,631)	0	123,172	(124,875)	(1,703)
RTA	0	(497,670)	0	(497,670)	608,547	110,877
RYL	0	(16,777)	0	(16,777)	17,964	1,187
SOG	0	(310,986)	0	(310,986)	389,262	78,276
SSB	6,219	0	0	6,219	(6,343)	(124)
UBS	0	(388,942)	0	(388,942)	483,112	94,170

Total Borrowings and Other Financing Transactions	$242,224	$(2,380,836)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$(6,376)	$(293,581)	$(139,849)	$(623,772)	$(1,063,578)
Corporate Bonds & Notes	(7,987)	(264,994)	(376,567)	(69,080)	(718,628)
Non-Agency Mortgage-Backed Securities	0	(162,375)	(138,571)	(232,642)	(533,588)
U.S. Government Agencies	0	(5,369)	(3,221)	0	(8,590)

Total Borrowings	$(14,363)	$(726,319)	$(658,208)	$(925,494)	$(2,324,384)

Gross amount of recognized liabilities for reverse repurchase agreements (5)					$(2,324,384)

(5)	Unsettled reverse repurchase agreements liability of $(56,452) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$9,900	$425	$299	$41	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Year BRL-CDI	16.400%	01/04/2021	BRL	470,000	$(18,198)	$(3,645)	$0	$(264)
Pay	3-Month CAD-Bank Bill	3.300	06/19/2024	CAD	102,200	13,514	8,768	84	0
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		46,900	(15,099)	(13,427)	0	(96)
Pay	3-Month USD-LIBOR	2.000	03/20/2023	$	171,000	10,077	4,668	0	(131)
Pay	3-Month USD-LIBOR	2.750	06/17/2025		624,940	76,823	36,832	0	(1,094)
Pay	3-Month USD-LIBOR	2.500	12/16/2025		137,100	14,174	13,184	0	(270)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		402,600	(64,909)	(47,113)	4,354	0
Pay	6-Month AUD-BBR-BBSW	3.631	03/06/2019	AUD	150,000	5,236	5,236	0	(41)
Pay	6-Month AUD-BBR-BBSW	3.635	03/06/2019		175,000	6,123	6,123	0	(48)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		41,800	3,546	2,510	25	0

						$31,287	$13,136	$4,463	$(1,944)

Total Swap Agreements						$31,712	$13,435	$4,504	$(1,944)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	73

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(l)	Securities with an aggregate market value of $25,876 and cash of $88,117 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,504	$4,504	$0	$0	$(1,944)	$(1,944)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2016	EUR	248		$279	$4	$0
BPS	07/2016	BRL	63,342		18,586	0	(1,132)
	07/2016	JPY	611,047		5,546	0	(371)
	07/2016		$19,734	BRL	63,342	0	(15)
	07/2016		10,073	GBP	6,965	0	(801)
	08/2016		18,442	BRL	63,342	1,105	0
CBK	07/2016	GBP	10,620		$15,146	1,008	0
	08/2016	CAD	3,300		2,547	0	(8)
	08/2016	EUR	16,686		18,992	449	0
	08/2016	GBP	4,661		6,286	79	0
	08/2016		$5,774	EUR	5,077	0	(132)
DUB	07/2016	GBP	3,069		$4,493	407	0
GLM	07/2016		237		345	29	0
	07/2016		$5,663	GBP	3,850	0	(538)
	08/2016	EUR	61,385		$70,122	1,907	0
	08/2016		$3,677	EUR	3,260	0	(54)
HUS	07/2016	GBP	1,374		$1,947	117	0
	07/2016		$1,163	AUD	1,576	12	0
JPM	07/2016	AUD	2,536		$1,838	0	(53)
	07/2016	BRL	63,342		19,734	15	0
	07/2016	GBP	5,028		7,269	576	0
	07/2016		$17,399	BRL	63,342	2,320	0
	07/2016		9,348	GBP	6,559	0	(616)
	08/2016	CAD	1,315		$1,029	11	0
	08/2016	EUR	1,509		1,689	12	0
MSB	07/2016	GBP	79,478		116,792	10,987	0
	07/2016		$1,062	GBP	735	0	(84)
SCX	07/2016		5,997	JPY	611,047	0	(79)
	08/2016	JPY	611,047		$6,003	81	0
SOG	08/2016	EUR	3,056		3,426	30	0
TDM	07/2016		$108,329	GBP	80,602	0	(1,028)
	08/2016	GBP	80,602		$108,356	1,029	0
UAG	07/2016		$1,521	GBP	1,095	0	(63)
	08/2016	EUR	2,081		$2,351	39	(1)

Total Forward Foreign Currency Contracts						$20,217	$(4,975)

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	03/20/2019	5.100%	$	20,000	$(1,735)	$(339)	$0	$(2,074)

BRC	Banco Espirito Santo S.A.	5.000	12/20/2020	13.935	EUR	2,500	(223)	(427)	0	(650)

CBK	Navient Corp.	5.000	09/20/2020	5.363	$	200	(3)	1	0	(2)

GST	Chesapeake Energy Corp.	5.000	06/20/2019	13.323		100	(6)	(14)	0	(20)
	Petrobras Global Finance BV	1.000	03/20/2019	5.100		15,000	(1,295)	(261)	0	(1,556)
	Petrobras Global Finance BV	1.000	09/20/2020	6.191		1,120	(163)	(50)	0	(213)

							$(3,425)	$(1,090)	$0	$(4,515)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$11,439	$(2,534)	$ 419	$0	$(2,115)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	550,000	$(278)	$727	$449	$0
	Receive	1-Year BRL-CDI	16.400	01/04/2021		80,000	(33)	(3,049)	0	(3,082)

							$(311)	$(2,322)	$449	$(3,082)

Total Swap Agreements							$(6,270)	$(2,993)	$449	$(9,712)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(n)	Securities with an aggregate market value of $10,728 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4
BPS	1,105	0	0	1,105	(2,319)	0	(2,074)	(4,393)	(3,288)	3,175	(113)
BRC	0	0	0	0	0	0	(2,765)	(2,765)	(2,765)	2,792	27
CBK	1,536	0	0	1,536	(140)	0	(2)	(142)	1,394	(1,098)	296
DUB	407	0	0	407	0	0	0	0	407	(430)	(23)
FBF	0	0	449	449	0	0	(3,082)	(3,082)	(2,633)	2,858	225
GLM	1,936	0	0	1,936	(592)	0	0	(592)	1,344	(1,380)	(36)
GST	0	0	0	0	0	0	(1,789)	(1,789)	(1,789)	1,904	115
HUS	129	0	0	129	0	0	0	0	129	0	129
JPM	2,934	0	0	2,934	(669)	0	0	(669)	2,265	(1,616)	649

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	75

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
MSB	$10,987	$0	$0	$10,987	$(84)	$0	$0	$(84)	$10,903	$(9,420)	$1,483
MYC	0	0	0	0	0	0	0	0	0	(120)	(120)
SCX	81	0	0	81	(79)	0	0	(79)	2	0	2
SOG	30	0	0	30	0	0	0	0	30	0	30
TDM	1,029	0	0	1,029	(1,028)	0	0	(1,028)	1	0	1
UAG	39	0	0	39	(64)	0	0	(64)	(25)	0	(25)

Total Over the Counter	$20,217	$0	$449	$20,666	$(4,975)	$0	$(9,712)	$(14,687)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$41	$0	$0	$4,463	$4,504

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,217	$0	$20,217
Swap Agreements	0	0	0	0	449	449

	$0	$0	$0	$20,217	$449	$20,666

	$0	$41	$0	$20,217	$4,912	$25,170

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,944	$1,944

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,975	$0	$4,975
Swap Agreements	0	6,630	0	0	3,082	9,712

	$0	$6,630	$0	$4,975	$3,082	$14,687

	$0	$6,630	$0	$4,975	$5,026	$16,631

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$370	$0	$0	$(25,780)	$(25,410)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$41,014	$0	$41,014
Purchased Options	0	0	0	0	(6,342)	(6,342)
Swap Agreements	0	45	0	0	(9,131)	(9,086)

	$0	$45	$0	$41,014	$(15,473)	$25,586

	$0	$415	$0	$41,014	$(41,253)	$176

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,170	$0	$0	$6,810	$8,980

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,924)	$0	$(1,924)
Swap Agreements	0	2,359	0	0	(3,518)	(1,159)

	$0	$2,359	$0	$(1,924)	$(3,518)	$(3,083)

	$0	$4,529	$0	$(1,924)	$3,292	$5,897

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$98,539	$1,726	$100,265
Corporate Bonds & Notes
Banking & Finance	0	432,251	103,051	535,302
Industrials	0	471,769	44,189	515,958
Utilities	0	204,601	4,493	209,094
Municipal Bonds & Notes
Iowa	0	1,418	0	1,418
New Jersey	0	0	6,944	6,944
West Virginia	0	13,681	0	13,681
U.S. Government Agencies	0	23,399	0	23,399
Non-Agency Mortgage-Backed Securities	0	1,186,803	18,261	1,205,064
Asset-Backed Securities	0	2,123,683	29,864	2,153,547
Sovereign Issues	0	9,504	0	9,504
Common Stocks
Financials	0	0	1,694	1,694
Short-Term Instruments
Repurchase Agreements	0	242,219	0	242,219
U.S. Treasury Bills	0	37,375	0	37,375

Total Investments	$0	$4,845,242	$210,222	$5,055,464

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$4,504	$0	$4,504
Over the counter	0	20,666	0	20,666

	$0	$25,170	$0	$25,170

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,944)	0	(1,944)
Over the counter	0	(14,687)	0	(14,687)

	$0	$(16,631)	$0	$(16,631)

Totals	$0	$4,853,781	$210,222	$5,064,003

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2016:

Category and Subcategory	Beginning Balance at 06/30/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$12,437	$0	$0	$42	$0	$(761)	$0	$(9,992)	$1,726	$(646)
Corporate Bonds & Notes
Banking & Finance	211,030	9,119	(23,794)	(64)	(67)	(2,390)	0	(90,783)	103,051	55
Industrials	23,392	19,437	(1)	37	0	1,324	0	0	44,189	1,323
Utilities	4,636	0	(233)	0	0	90	0	0	4,493	94
Municipal Bonds & Notes
New Jersey	6,972	0	(160)	(3)	(1)	136	0	0	6,944	138
Non-Agency Mortgage-Backed Securities	33,505	19,254	(31,056)	53	1,007	(1,164)	0	(3,338)	18,261	45
Asset-Backed Securities	2,855	29,154	(2,795)	(2)	105	547	0	0	29,864	710
Common Stocks
Financials	2,666	0	0	0	0	(972)	0	0	1,694	(972)

Totals	$297,493	$76,964	$(58,039)	$63	$1,044	$(3,190)	$0	$(104,113)	$210,222	$747

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	77

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

June 30, 2016

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$1,726	Other Valuation Techniques (2)	—	—
Corporate Bonds & Notes
Banking & Finance	45,929	Proxy Pricing	Base Price	102.67-108.25
	57,122	Reference Instrument	Spread movement	37.00-324.53 bps
Industrials	44,189	Proxy Pricing	Base Price	100.00-100.09
Utilities	4,493	Proxy Pricing	Base Price	102.13
Municipal Bonds & Notes
New Jersey	6,944	Proxy Pricing	Base Price	101.83
Non-Agency Mortgage-Backed Securities	18,261	Proxy Pricing	Base Price	48.13-66.94
Asset-Backed Securities	29,864	Proxy Pricing	Base Price	115,005.75
Common Stocks
Financials	1,694	Other Valuation Techniques (2)	—	—

Total	$210,222

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 184.6%

BANK LOAN OBLIGATIONS 1.2%
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		$14,214	$14,210
OGX (13.000% PIK)
13.000% due 04/10/2049 (b)		646	529

Total Bank Loan Obligations (Cost $14,749)			14,739

CORPORATE BONDS & NOTES 21.7%

BANKING & FINANCE 10.7%
AGFC Capital Trust
6.000% due 01/15/2067 (k)		12,900	6,063
Banco Continental SAECA
8.875% due 10/15/2017 (k)		9,100	9,271
Banco do Brasil S.A.
3.875% due 10/10/2022 (k)		3,604	3,325
Barclays Bank PLC
7.625% due 11/21/2022		5,700	6,145
BNP Paribas S.A.
7.375% due 08/19/2025 (g)		6,000	5,881
Cantor Fitzgerald LP
7.875% due 10/15/2019 (k)		6,540	7,351
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (k)		2,900	2,951
Cooperatieve Rabobank UA
6.875% due 03/19/2020 (k)	EUR	2,900	3,774
Credit Suisse AG
6.500% due 08/08/2023 (k)		$800	840
Exeter Finance Corp.
9.750% due 05/20/2019		9,700	9,141
Jefferies LoanCore LLC
6.875% due 06/01/2020 (k)		2,300	2,024
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (i)		17,308	16,107
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	333
Pinnacol Assurance
8.625% due 06/25/2034 (i)		$10,200	11,310
Preferred Term Securities Ltd.
1.033% due 09/23/2035		917	743
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)		7,189	6,632
8.000% due 08/10/2025 (g)		2,100	1,963
Royal Bank of Scotland PLC
6.934% due 04/09/2018 (k)	EUR	2,900	3,485
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019 (k)		5,800	6,785
6.125% due 02/07/2022 (k)		$7,300	8,089
6.125% due 02/07/2022		400	443
Springleaf Finance Corp.
8.250% due 12/15/2020		280	281
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	2,089	2,777
TIG FinCo PLC
8.500% due 03/02/2020		997	1,339
8.750% due 04/02/2020 (k)		5,647	5,563
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (e)		$26,623	6,863
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		1,300	1,411

			130,890

INDUSTRIALS 6.1%
Buffalo Thunder Development Authority
0.000% due 11/15/2029 (e)(i)		2,483	1
11.000% due 12/09/2022		5,598	2,659
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 (h)		18,800	17,437
Chesapeake Energy Corp.
3.878% due 04/15/2019		220	167

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Diamond 1 Finance Corp.
5.450% due 06/15/2023 (k)		$291	$302
6.020% due 06/15/2026 (k)		269	280
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	300	315
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (k)		$6,000	1,500
8.125% due 06/01/2023 (k)		8,785	2,218
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (k)		8,490	7,514
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (k)		5,214	2,424
Numericable SFR S.A.
6.000% due 05/15/2022 (k)		1,700	1,660
OGX Austria GmbH
8.500% due 06/01/2018 ^		16,700	0
Petroleos de Venezuela S.A.
5.500% due 04/12/2037		7,000	2,415
Spirit Issuer PLC
5.472% due 12/28/2028 (k)	GBP	12,120	16,316
UCP, Inc.
8.500% due 10/21/2017		$10,600	10,671
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,129	1,501
6.542% due 03/30/2021		4,676	6,450
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.750% due 02/03/2022 ^		$5,000	7

			73,837

UTILITIES 4.9%
Frontier Communications Corp.
10.500% due 09/15/2022		1,690	1,795
11.000% due 09/15/2025		1,690	1,762
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		2,000	1,980
6.000% due 11/27/2023 (k)		38,000	40,734
Petrobras Global Finance BV
4.875% due 03/17/2020 (k)		2,860	2,688
6.250% due 12/14/2026	GBP	1,500	1,605
6.625% due 01/16/2034		700	699
6.750% due 01/27/2041 (k)		$6,246	5,044
6.850% due 06/05/2115		1,145	876
6.875% due 01/20/2040		113	92
7.875% due 03/15/2019 (k)		2,900	3,001

			60,276

Total Corporate Bonds & Notes (Cost $284,831)			265,003

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		430	454
7.750% due 01/01/2042		760	772

Total Municipal Bonds & Notes (Cost $1,170)			1,226

U.S. GOVERNMENT AGENCIES 2.4%
Fannie Mae
5.467% due 07/25/2041 (a)(k)		7,939	1,356
5.617% due 10/25/2040 (a)(k)		12,663	2,225
5.897% due 12/25/2037 (a)		391	63
5.987% due 03/25/2037 - 04/25/2037 (a)(k)		27,319	5,179
6.047% due 02/25/2037 (a)		291	51
6.067% due 09/25/2037 (a)(k)		1,332	271
6.197% due 11/25/2036 (a)		228	39
6.267% due 06/25/2037 (a)(k)		1,011	140
6.297% due 10/25/2035 (a)(k)		3,335	665
6.527% due 03/25/2038 (a)(k)		2,807	642
6.547% due 02/25/2038 (a)(k)		1,851	391
6.647% due 06/25/2023 (a)(k)		2,697	357
11.355% due 01/25/2041 (k)		5,985	8,507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
5.103% due 10/25/2028		$2,000	$1,953
5.968% due 05/15/2037 (a)		267	41
6.028% due 07/15/2036 (a)(k)		3,725	695
6.138% due 09/15/2036 (a)(k)		1,337	282
6.258% due 04/15/2036 (a)(k)		2,524	400
7.338% due 09/15/2036 (a)(k)		2,344	675
10.953% due 10/25/2028		500	504
11.203% due 03/25/2025		3,280	3,284
13.180% due 09/15/2041		602	922
15.770% due 09/15/2034		241	292

Total U.S. Government Agencies (Cost $28,099)			28,934

U.S. TREASURY OBLIGATIONS 0.5%
U.S. Treasury Floating Rate Notes
0.450% due 04/30/2018 (m)(o)		5,800	5,802

Total U.S. Treasury Obligations (Cost $5,800)			5,802

NON-AGENCY MORTGAGE-BACKED SECURITIES 100.6%
Alba PLC
0.832% due 12/15/2038	GBP	10,322	10,402
American Home Mortgage Assets Trust
0.736% due 08/25/2037 ^		$11,577	5,718
0.993% due 11/25/2035 (k)		3,222	2,827
6.250% due 06/25/2037 (k)		9,401	7,240
American Home Mortgage Investment Trust
0.753% due 09/25/2045 (k)		7,788	6,591
1.353% due 02/25/2044 (k)		9,739	6,349
Banc of America Alternative Loan Trust
0.853% due 05/25/2035 ^(k)		1,116	839
6.000% due 06/25/2037		477	399
6.000% due 06/25/2046		182	150
Banc of America Commercial Mortgage Trust
5.695% due 07/10/2046		4,400	4,293
Banc of America Funding Trust
0.000% due 06/26/2035		10,469	8,725
0.000% due 07/26/2036		14,797	8,484
0.658% due 04/20/2047 ^(k)		23,959	18,852
0.658% due 08/25/2047 ^		8,707	6,332
0.898% due 02/20/2035		4,612	3,653
2.930% due 01/20/2047 ^		329	269
2.939% due 01/25/2035		529	231
3.043% due 03/20/2036 ^(k)		2,720	2,349
Banc of America Mortgage Trust
2.747% due 10/20/2046 ^		414	251
2.789% due 01/25/2036		1,166	1,035
Banc of America Re-REMIC Trust
5.673% due 02/17/2051 (k)		38,264	38,988
Bancaja Fondo de Titulizacion de Activos
0.057% due 10/25/2037 (k)	EUR	2,668	2,863
Bayview Commercial Asset Trust
0.883% due 08/25/2034		$201	184
BCAP LLC Trust
2.563% due 07/26/2045		7,018	6,137
2.582% due 11/26/2035 (k)		9,500	8,165
2.624% due 07/26/2035		4,088	3,502
2.751% due 10/26/2035		6,052	5,152
2.835% due 02/26/2036		7,791	5,472
3.019% due 03/26/2035		8,051	7,619
3.070% due 04/26/2037 (k)		24,319	17,450
3.191% due 06/26/2036		6,092	5,129
5.500% due 12/26/2035 (k)		10,818	9,060
6.000% due 08/26/2037		6,325	5,383
Bear Stearns Adjustable Rate Mortgage Trust
4.692% due 06/25/2047 ^(k)		5,615	5,006
Bear Stearns ALT-A Trust
0.653% due 02/25/2034 (k)		8,577	6,947
2.947% due 11/25/2035 ^		25,730	19,068
3.050% due 09/25/2035 ^(k)		13,292	10,060
BRAD Resecuritization Trust
2.180% due 03/12/2021		27,338	2,003
6.550% due 03/12/2021		5,110	5,276

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	79

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Celtic Residential Irish Mortgage Securitisation PLC
0.001% due 11/13/2047 (k)	EUR	22,982	$23,815
0.031% due 12/14/2048		6,545	6,649
0.067% due 03/18/2049		4,674	4,814
0.098% due 04/10/2048		9,024	9,156
Chase Mortgage Finance Trust
2.629% due 01/25/2036 (k)		$15,474	14,201
2.847% due 03/25/2037 ^(k)		4,522	3,829
Citigroup Mortgage Loan Trust, Inc.
2.730% due 03/25/2036 ^		843	810
2.753% due 02/25/2036		8,643	5,448
2.929% due 10/25/2035 ^(k)		7,760	6,905
3.028% due 09/25/2037 ^(k)		10,214	9,328
Countrywide Alternative Loan Trust
0.643% due 09/25/2046 ^(k)		17,682	13,358
0.749% due 12/25/2035 (a)		19,381	691
1.183% due 11/25/2035 (k)		21,505	17,547
1.670% due 12/25/2035 (a)		12,342	814
3.171% due 06/25/2047		297	219
5.500% due 02/25/2020 (k)		322	323
5.500% due 07/25/2035 ^(k)		2,646	2,167
5.500% due 11/25/2035 ^(k)		964	813
5.500% due 01/25/2036 ^		209	194
5.500% due 04/25/2037 (k)		3,669	2,838
5.750% due 01/25/2036		336	251
5.750% due 01/25/2037 ^(k)		11,521	8,909
5.750% due 04/25/2037 ^(k)		3,697	3,130
6.000% due 06/25/2036 ^		564	449
6.000% due 11/25/2036 ^		589	506
6.000% due 12/25/2036		268	181
6.000% due 01/25/2037 ^(k)		2,665	2,149
6.000% due 02/25/2037 ^(k)		1,072	710
6.000% due 03/25/2037 ^(k)		18,117	10,902
6.000% due 04/25/2037 ^(k)		8,249	5,288
6.000% due 07/25/2037 ^		2,702	2,518
6.697% due 07/25/2036 (a)		14,910	4,755
36.280% due 05/25/2037 ^		1,566	3,011
Countrywide Home Loan Mortgage Pass-Through Trust
0.793% due 03/25/2036		3,154	1,634
1.053% due 03/25/2035		237	212
2.641% due 11/20/2035 (k)		14,438	11,654
4.983% due 06/25/2047 ^(k)		10,742	9,286
5.000% due 11/25/2035 ^		78	68
5.500% due 12/25/2034		174	163
5.500% due 11/25/2035 ^		95	84
6.000% due 07/25/2037 ^		388	312
6.000% due 08/25/2037 ^		4	4
6.000% due 08/25/2037 (k)		8,945	7,487
6.000% due 01/25/2038 ^		309	257
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^(k)		14,470	8,044
Credit Suisse Mortgage Capital Certificates
2.670% due 07/26/2049 (k)		10,063	7,455
3.026% due 04/26/2035 (k)		27,326	22,439
3.564% due 02/27/2047 (k)		64,227	40,375
4.411% due 07/26/2037 (k)		13,267	10,544
5.692% due 04/16/2049 (k)		10,000	10,113
7.000% due 08/26/2036		18,344	8,474
7.000% due 08/27/2036		4,680	2,874
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 (k)		10,015	7,108
CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^(k)		6,596	5,788
Debussy PLC
5.930% due 07/12/2025	GBP	21,250	28,218
8.250% due 07/12/2025		5,000	5,565
Deutsche ALT-A Securities, Inc.
6.000% due 10/25/2021 ^(k)		$1,054	893
Diversity Funding Ltd.
1.127% due 02/10/2046 (k)	GBP	267	353
1.477% due 02/10/2046		1,310	1,657
1.977% due 02/10/2046		1,193	1,350
2.477% due 02/10/2046		1,170	1,168
3.727% due 02/10/2046		702	327
4.227% due 02/10/2046 ^		234	6
Emerald Mortgages PLC
0.001% due 07/15/2048 (k)	EUR	25,405	26,554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Epic Drummond Ltd.
0.044% due 01/25/2022	EUR	7,215	$7,164
First Horizon Alternative Mortgage Securities Trust
2.513% due 08/25/2035 ^		$5,566	1,331
6.647% due 11/25/2036 (a)		1,918	661
First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		730	599
Fondo de Titulizacion de Activos UCI
1.000% due 06/16/2049	EUR	1,812	1,523
GreenPoint Mortgage Funding Trust
0.653% due 12/25/2046 ^		$4,686	3,039
Grifonas Finance PLC
0.152% due 08/28/2039	EUR	13,703	10,948
GSR Mortgage Loan Trust
3.024% due 11/25/2035		$325	293
6.500% due 08/25/2036 ^		1,143	879
HarborView Mortgage Loan Trust
0.679% due 03/19/2036 (k)		23,293	16,652
0.698% due 01/19/2036 (k)		11,092	7,557
1.098% due 06/20/2035 (k)		13,412	11,294
1.348% due 06/20/2035 (k)		3,052	2,183
Hipocat FTA
0.000% due 10/24/2039	EUR	4,177	3,548
0.000% due 01/15/2050		7,420	6,043
Impac CMB Trust
1.173% due 10/25/2034		$364	315
Impac Secured Assets Trust
0.563% due 05/25/2037 ^		21	14
IndyMac Mortgage Loan Trust
0.653% due 11/25/2046 (k)		9,338	6,761
0.703% due 02/25/2037 (k)		4,700	2,839
0.753% due 07/25/2036		815	604
3.123% due 06/25/2037 ^(k)		6,965	5,111
3.125% due 02/25/2035		530	456
4.485% due 03/25/2037		82	73
JPMorgan Alternative Loan Trust
0.653% due 06/25/2037 (k)		43,639	25,129
3.245% due 11/25/2036 ^(k)		4,602	4,503
5.960% due 12/25/2036 ^(k)		9,530	8,246
JPMorgan Chase Commercial Mortgage Securities Trust
1.873% due 06/15/2045 (a)(k)		55,718	3,335
JPMorgan Mortgage Trust
2.940% due 06/25/2037 ^(k)		7,436	6,506
4.680% due 10/25/2036		1,773	1,519
Lavender Trust
5.500% due 09/26/2035		6,895	6,109
6.000% due 11/26/2036		15,316	12,026
LB-UBS Commercial Mortgage Trust
0.737% due 02/15/2040 (a)(k)		208,653	665
5.518% due 02/15/2040		1,700	1,726
Lehman Mortgage Trust
5.500% due 11/25/2035 ^		108	99
6.000% due 08/25/2036 ^		1,447	1,219
6.000% due 09/25/2036 ^(k)		1,025	866
6.500% due 09/25/2037 ^(k)		6,344	4,823
7.250% due 09/25/2037 ^(k)		35,967	18,095
Lehman XS Trust
0.733% due 07/25/2037		25,675	9,087
0.953% due 07/25/2047		3,862	1,477
MASTR Adjustable Rate Mortgages Trust
0.653% due 05/25/2047 (k)		27,366	21,272
0.793% due 05/25/2047 ^		4,938	2,276
MASTR Alternative Loan Trust
0.803% due 03/25/2036 (k)		23,675	3,994
0.853% due 03/25/2036		31,178	5,371
Merrill Lynch Mortgage Investors Trust
3.164% due 05/25/2036		12,117	9,835
Morgan Stanley Re-REMIC Trust
2.765% due 01/26/2035 (k)		11,082	9,779
2.765% due 02/26/2037		6,285	5,351
2.822% due 09/26/2035		4,998	4,425
2.887% due 07/26/2035 (k)		26,634	22,522
6.000% due 04/26/2036		7,969	7,572
Newgate Funding PLC
0.772% due 12/15/2050	GBP	2,057	2,265

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.987% due 12/15/2050	EUR	2,323	$2,217
1.237% due 12/15/2050		4,435	3,778
1.822% due 12/15/2050	GBP	3,506	3,883
NovaStar Mortgage Funding Trust
0.636% due 09/25/2046 (k)		$777	634
RBSSP Resecuritization Trust
2.405% due 07/26/2045 (k)		20,150	16,533
2.945% due 05/26/2037 (k)		11,342	8,862
6.000% due 03/26/2036 ^		9,272	7,461
Residential Accredit Loans, Inc. Trust
0.633% due 07/25/2036 (k)		13,296	8,403
0.643% due 05/25/2037 (k)		23,683	19,521
1.437% due 01/25/2046 ^(k)		9,319	6,443
4.594% due 01/25/2036 (k)		1,133	880
6.000% due 08/25/2035 ^		1,151	1,043
6.000% due 06/25/2036		539	458
6.000% due 09/25/2036 ^(k)		6,831	4,654
7.000% due 10/25/2037 (k)		14,946	12,218
Residential Asset Securitization Trust
5.500% due 07/25/2035		1,204	1,087
6.250% due 08/25/2037 ^		4,697	2,587
Residential Funding Mortgage Securities, Inc. Trust
4.579% due 08/25/2036 ^(k)		3,156	2,747
5.850% due 11/25/2035 ^		261	251
6.000% due 04/25/2037 ^(k)		2,513	2,227
Rite Aid Pass-Through Certificates
6.789% due 01/02/2021		11,000	11,655
Sequoia Mortgage Trust
0.818% due 07/20/2036 (k)		1,513	924
1.648% due 10/20/2027		1,200	1,014
Southern Pacific Securities PLC
4.075% due 12/10/2042	GBP	2,722	3,863
Structured Adjustable Rate Mortgage Loan Trust
3.062% due 04/25/2047 (k)		$3,610	2,791
4.078% due 02/25/2037 ^(k)		14,172	10,234
4.393% due 08/25/2036 (k)		4,694	2,558
Structured Asset Mortgage Investments Trust
0.623% due 03/25/2037 ^		2,352	767
0.643% due 07/25/2046 ^(k)		24,945	19,689
2.935% due 02/25/2036		7,616	5,486
SunTrust Alternative Loan Trust
6.697% due 04/25/2036 ^(a)		5,998	2,394
TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (k)		24,519	13,460
Theatre Hospitals PLC
3.588% due 10/15/2031	GBP	18,546	23,590
4.338% due 10/15/2031		866	1,067
WaMu Mortgage Pass-Through Certificates Trust
0.873% due 06/25/2044		$344	309
1.187% due 06/25/2047 ^		9,532	3,223
1.220% due 07/25/2047 (k)		28,667	22,987
1.317% due 10/25/2046 ^		656	516
1.437% due 02/25/2046		84	77
1.746% due 07/25/2047 ^		1,059	713
3.910% due 03/25/2037 ^(k)		5,904	4,893
4.198% due 02/25/2037 ^(k)		400	363
Washington Mutual Mortgage Pass-Through Certificates Trust
0.693% due 01/25/2047 ^(k)		15,624	11,722
1.053% due 07/25/2036 ^(k)		9,859	5,528
6.000% due 04/25/2037 ^(k)		5,608	4,737
Wells Fargo Alternative Loan Trust
3.083% due 07/25/2037 ^(k)		6,978	5,920
5.750% due 07/25/2037 ^(k)		730	645
Wells Fargo Mortgage Loan Trust
3.194% due 04/27/2036 (k)		28,600	25,719
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 07/25/2036 ^		334	338
6.000% due 09/25/2036 ^(k)		680	661
6.000% due 04/25/2037 ^		233	229
6.000% due 06/25/2037 ^		527	524

Total Non-Agency Mortgage-Backed Securities (Cost $1,093,072)			1,230,059

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 45.5%
Asset-Backed Funding Certificates Trust
1.503% due 03/25/2034 (k)	$1,704	$1,350
Bear Stearns Asset-Backed Securities Trust
1.003% due 06/25/2036 (k)	8,846	7,794
2.115% due 10/25/2036	5,928	4,171
Citigroup Mortgage Loan Trust, Inc.
0.613% due 12/25/2036 (k)	23,638	15,235
0.673% due 12/25/2036 (k)	12,870	7,191
0.713% due 03/25/2037 (k)	33,110	25,474
5.252% due 03/25/2036 ^(k)	2,907	2,035
5.852% due 05/25/2036 ^	648	402
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031 (k)	9,069	6,686
7.970% due 05/01/2032 (k)	16,301	9,646
8.200% due 05/01/2031 (k)	26,884	20,307
9.163% due 03/01/2033 (k)	9,643	8,605
Conseco Financial Corp.
7.060% due 02/01/2031 (k)	6,024	6,210
7.500% due 03/01/2030	9,524	7,930
Countrywide Asset-Backed Certificates
0.583% due 12/25/2036 ^(k)	19,242	17,423
0.623% due 06/25/2047 (k)	7,459	6,953
0.653% due 04/25/2036 (k)	1,326	1,314
0.653% due 06/25/2037 ^(k)	11,744	7,992
0.653% due 06/25/2047 (k)	29,614	20,211
0.713% due 01/25/2046 ^	34,556	15,550
0.873% due 06/25/2036 ^	2,500	1,367
1.253% due 03/25/2033	23	21
1.833% due 12/25/2032 ^	622	573
4.576% due 02/25/2036 (k)	264	272
4.919% due 07/25/2036 (k)	1,490	1,469
5.505% due 04/25/2036 (k)	907	900
5.588% due 08/25/2036 (k)	916	910
Countrywide Asset-Backed Certificates Trust
0.693% due 03/25/2047 (k)	7,655	4,502
1.253% due 08/25/2047 (k)	13,768	11,746
4.841% due 10/25/2046 ^(k)	3,336	2,668
Countrywide Home Equity Loan Trust
5.839% due 03/25/2034	997	2,498
Credit-Based Asset Servicing and Securitization LLC
5.340% due 10/25/2036 (k)	10,800	10,515
EMC Mortgage Loan Trust
0.896% due 12/25/2042	138	132
0.916% due 04/25/2042 (k)	7,876	7,516
2.703% due 04/25/2042	2,813	2,236
First Franklin Mortgage Loan Trust
0.953% due 12/25/2035 (k)	23,487	16,469
GMAC Mortgage Corp. Home Equity Loan Trust
6.249% due 12/25/2037 (k)	6,041	6,018
GSAMP Trust
2.328% due 06/25/2034 (k)	1,991	1,600
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
7.208% due 12/25/2031 ^	1,093	368
JPMorgan Mortgage Acquisition Corp.
1.073% due 12/25/2035	16,459	11,768
KGS Alpha SBA Trust
1.022% due 04/25/2038 (a)	4,508	166
Lehman XS Trust
6.170% due 06/24/2046 (k)	5,779	5,224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.713% due 08/25/2045 (k)		$40,163	$31,281
1.503% due 02/25/2034		198	190
1.503% due 06/25/2035 (k)		27,300	21,003
MASTR Asset-Backed Securities Trust
0.603% due 03/25/2036 (k)		8,426	5,256
0.833% due 01/25/2036		400	312
Mid-State Capital Corp. Trust
6.742% due 10/15/2040		6,983	7,459
Morgan Stanley ABS Capital, Inc. Trust
0.553% due 11/25/2036		2,092	1,223
0.783% due 02/25/2037		7,010	4,148
Morgan Stanley Home Equity Loan Trust
0.683% due 04/25/2037 (k)		35,719	21,751
Oakwood Mortgage Investors, Inc.
5.920% due 06/15/2031		8,896	3,230
6.610% due 06/15/2031		5,429	2,180
7.400% due 07/15/2030 (k)		23,046	14,350
7.405% due 06/15/2031		7,053	3,145
7.840% due 11/15/2029 (k)		4,472	4,480
8.490% due 10/15/2030 ^		1,496	420
Option One Mortgage Loan Trust
0.813% due 01/25/2036 (k)		20,000	13,178
Popular ABS Mortgage Pass-Through Trust
1.703% due 08/25/2035 (k)		3,663	3,245
Residential Asset Mortgage Products Trust
1.428% due 04/25/2034 (k)		10,748	9,321
Residential Asset Securities Corp. Trust
0.613% due 06/25/2036 (k)		3,952	3,829
0.693% due 08/25/2036 (k)		11,000	7,482
Saxon Asset Securities Trust
0.903% due 11/25/2037 (k)		13,000	9,296
SLM Student Loan Trust
0.010% due 10/28/2029		11	13,065
Sorin Real Estate CDO Ltd.
1.164% due 10/28/2046		7,400	6,148
Soundview Home Loan Trust
0.733% due 06/25/2037 (k)		10,415	6,729
0.953% due 03/25/2036 (k)		16,905	12,449
South Coast Funding Ltd.
0.890% due 01/06/2041		4,888	1,381
0.890% due 01/06/2041 (k)		161,454	45,611
Structured Asset Securities Corp.
5.834% due 05/25/2032 ^		7,139	5,785
Tropic CDO Ltd.
0.948% due 07/15/2036		6,137	3,989
1.508% due 07/15/2034 (k)		22,500	11,925
Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032 (k)		1,051	1,121

Total Asset-Backed Securities (Cost $564,974)			556,399

SOVEREIGN ISSUES 1.3%
Argentine Republic Government International Bond
6.250% due 04/22/2019		450	470
Brazil Notas do Tesouro Nacional Bond
6.000% due 08/15/2050 (f)	BRL	50,642	15,730

Total Sovereign Issues (Cost $20,511)			16,200

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.8%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (c)	719,113	$69

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR	262,786	0

FINANCIALS 0.0%
EME Reorganization Trust	5,207,199	23
TIG FinCo PLC (i)	662,196	423

		446

UTILITIES 0.8%
PPL Corp.	245,814	9,279
Talen Energy Corp. (c)	30,703	416

		9,695

Total Common Stocks (Cost $14,785)		10,210

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
AgriBank FCB
6.875% due 01/01/2024 (g)	21,500	2,269

Total Preferred Securities (Cost $2,150)		2,269

SHORT-TERM INSTRUMENTS 10.3%

REPURCHASE AGREEMENTS (j) 8.6%
		104,632

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.7%
0.162% due 07/21/2016 - 12/08/2016 (d)(e)(m)(o)	$21,551	21,548

Total Short-Term Instruments (Cost $126,180)		126,180

Total Investments in Securities (Cost $2,156,321)		2,257,021

Total Investments 184.6% (Cost $2,156,321)		$2,257,021

Financial Derivative Instruments (k)(m) (0.6)% (Cost or Premiums, net $(31,172))		(7,911)

Other Assets and Liabilities, net (84.0)%		(1,026,611)

Net Assets 100.0%		$1,222,499

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	81

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	$0	$1	0.00%
KGH Intermediate Holdco LLC 8.500% due 08/08/2019	08/07/2014	17,075	16,107	1.32
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	11,310	0.93
TIG FinCo PLC	04/02/2015	982	423	0.03

		$28,257	$27,841	2.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
IND	0.790%	06/30/2016	07/01/2016	$98,100	U.S. Treasury Notes 3.750% due 11/15/2018	$(100,217)	$98,100	$98,102
SSB	0.010	06/30/2016	07/01/2016	6,532	U.S. Treasury Notes 2.375% due 12/31/2020	(6,667)	6,532	6,532

Total Repurchase Agreements						$(106,884)	$104,632	$104,634

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	0.550%	11/24/2015	TBD	(2)	$	(2,832)	$(2,842)
	1.750	05/16/2016	08/16/2016			(4,418)	(4,428)
	1.850	06/03/2016	09/06/2016			(8,025)	(8,037)
	2.129	04/04/2016	07/05/2016			(4,290)	(4,290)
	2.133	05/09/2016	08/09/2016			(5,432)	(5,449)
	2.135	04/22/2016	07/22/2016			(19,616)	(19,697)
	2.154	07/05/2016	10/05/2016			(4,290)	(4,312)
	2.157	06/09/2016	09/09/2016			(10,225)	(10,239)
	2.161	06/08/2016	09/08/2016			(7,427)	(7,437)
	2.174	06/02/2016	09/02/2016			(11,248)	(11,268)
	2.444	03/24/2015	09/27/2016			(186)	(186)
	2.486	05/20/2015	11/21/2016			(24,313)	(24,382)
	2.488	10/23/2015	10/24/2016			(15,516)	(15,590)
	2.490	03/24/2015	09/26/2016			(1,201)	(1,202)
	2.490	03/25/2015	09/26/2016			(19,192)	(19,200)
	2.490	09/25/2015	09/26/2016			(9,386)	(9,390)
	2.497	09/22/2015	09/22/2016			(1,834)	(1,835)
BOS	2.197	06/13/2016	07/13/2016			(12,966)	(12,980)
	2.265	05/26/2016	08/26/2016			(5,549)	(5,562)
BPG	2.342	09/01/2015	09/01/2016			(37,844)	(38,592)
	2.552	12/11/2015	12/09/2016			(8,286)	(8,405)
	2.647	01/11/2016	01/11/2017			(3,449)	(3,493)
	2.731	03/16/2016	03/16/2017			(28,314)	(28,544)
BPS	1.288	04/26/2016	07/26/2016			(1,669)	(1,673)
BRC	1.650	05/16/2016	08/16/2016			(5,267)	(5,278)
DBL	2.807	06/09/2016	09/12/2016			(24,815)	(24,858)
FOB	2.195	06/10/2016	07/08/2016			(7,131)	(7,140)
	2.217	07/01/2016	07/29/2016			(1,013)	(1,013)
	2.220	06/03/2016	07/01/2016			(1,019)	(1,021)
	2.380	04/06/2016	07/06/2016			(1,196)	(1,203)
JML	0.600	06/13/2016	07/13/2016		EUR	(4,586)	(5,091)
	1.000	06/15/2016	07/08/2016		$	(2,448)	(2,449)
	1.250	06/14/2016	07/07/2016			(21,866)	(21,879)
	1.400	06/15/2016	07/08/2016			(5,264)	(5,267)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
JPS	2.181%	06/03/2016	09/06/2016	$	(5,461)	$(5,470)
	2.405	05/04/2016	07/13/2016		(9,108)	(9,143)
MSB	2.387	05/04/2016	05/01/2017		(15,074)	(15,132)
	2.388	04/29/2016	05/01/2017		(27,515)	(27,630)
	2.388	05/02/2016	05/01/2017		(5,460)	(5,483)
	2.411	09/08/2015	09/08/2016		(77,853)	(77,973)
	2.412	08/25/2015	08/25/2016		(53,140)	(53,272)
NOM	2.187	02/03/2016	08/03/2016		(17,102)	(17,163)
RBC	2.010	05/06/2016	11/07/2016		(9,067)	(9,095)
RCE	0.350	04/29/2016	07/29/2016	EUR	(6,332)	(7,031)
	1.438	04/18/2016	07/18/2016	GBP	(10,266)	(13,710)
RDR	1.250	03/09/2016	07/14/2016	$	(6,932)	(6,959)
	1.400	05/10/2016	08/04/2016		(6,657)	(6,670)
	1.500	01/28/2016	07/28/2016		(4,859)	(4,890)
	1.500	05/06/2016	11/07/2016		(2,919)	(2,926)
	1.660	07/15/2015	07/14/2016		(35,692)	(36,271)
	1.810	07/28/2015	07/27/2016		(10,764)	(10,947)
	1.970	11/30/2015	11/29/2016		(983)	(995)
RTA	1.377	02/11/2016	07/05/2016		(5,849)	(5,881)
	1.455	05/12/2016	11/14/2016		(1,530)	(1,533)
	1.720	07/22/2015	07/21/2016		(5,705)	(5,799)
	1.767	12/29/2015	09/23/2016		(9,226)	(9,310)
	1.872	11/23/2015	11/22/2016		(18,810)	(19,026)
	2.059	02/11/2016	02/10/2017		(5,701)	(5,747)
	2.073	12/28/2015	12/22/2016		(11,912)	(12,040)
	2.085	12/30/2015	12/22/2016		(10,844)	(10,960)
	2.208	04/13/2016	04/12/2017		(7,491)	(7,527)
	2.222	04/07/2016	04/06/2017		(28,555)	(28,705)
	2.225	04/22/2016	04/21/2017		(1,542)	(1,549)
	2.225	05/16/2016	05/15/2017		(37,773)	(37,880)
	2.227	05/12/2016	05/11/2017		(36,432)	(36,545)
	2.230	04/29/2016	04/27/2017		(8,493)	(8,526)
	2.244	04/28/2016	04/27/2017		(14,071)	(14,127)
	2.285	06/10/2016	06/09/2017		(9,683)	(9,696)
	2.312	05/31/2016	05/30/2017		(7,720)	(7,735)
SBI	1.435	04/22/2016	07/22/2016		(2,897)	(2,905)
	1.580	06/06/2016	09/07/2016		(8,679)	(8,689)
SOG	0.251	04/25/2016	07/25/2016	EUR	(2,319)	(2,575)
	0.334	06/23/2016	09/23/2016		(20,334)	(22,567)
	1.270	06/01/2016	09/01/2016	$	(6,653)	(6,660)
	1.290	04/29/2016	07/29/2016		(2,486)	(2,492)
	2.300	02/05/2016	08/05/2016		(19,896)	(20,083)
	2.300	02/17/2016	08/17/2016		(11,264)	(11,361)
	2.375	04/27/2016	10/27/2016		(9,233)	(9,273)
	2.375	05/09/2016	11/09/2016		(3,999)	(4,013)
	2.375	05/27/2016	11/28/2016		(17,814)	(17,855)
	2.375	06/15/2016	12/14/2016		(17,461)	(17,479)
UBS	0.540	04/18/2016	07/18/2016	EUR	(17,944)	(19,936)
	0.850	06/15/2016	09/14/2016	$	(1,084)	(1,084)
	0.850	06/24/2016	09/14/2016		(285)	(285)
	1.150	05/18/2016	08/18/2016	GBP	(4,038)	(5,383)
	1.290	04/28/2016	07/28/2016		(937)	(1,250)
	1.440	04/28/2016	07/28/2016	$	(1,112)	(1,115)
	1.530	04/15/2016	07/15/2016		(5,731)	(5,750)
	2.080	05/09/2016	08/09/2016		(4,152)	(4,165)
	2.086	04/25/2016	07/25/2016		(2,906)	(2,917)
	2.292	01/04/2016	07/05/2016		(2,556)	(2,585)

Total Reverse Repurchase Agreements						$(1,028,000)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(1,056,604) at a weighted average interest rate of 1.742%.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	83

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(k)	Securities with an aggregate market value of $1,369,551 and cash of $7,717 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(149,784)	$0	$(149,784)	$194,496	$44,712
BOS	0	(18,542)	0	(18,542)	25,604	7,062
BPG	0	(79,034)	0	(79,034)	111,343	32,309
BPS	0	(1,673)	0	(1,673)	2,068	395
BRC	0	(5,278)	0	(5,278)	6,753	1,475
DBL	0	(24,858)	0	(24,858)	50,818	25,960
FOB	0	(10,377)	0	(10,377)	12,071	1,694
IND	98,102	0	0	98,102	(100,217)	(2,115)
JML	0	(34,686)	0	(34,686)	43,854	9,168
JPS	0	(14,613)	0	(14,613)	19,673	5,060
MSB	0	(179,490)	0	(179,490)	249,118	69,628
NOM	0	(17,163)	0	(17,163)	25,266	8,103
RBC	0	(9,095)	0	(9,095)	11,739	2,644
RCE	0	(20,741)	0	(20,741)	23,549	2,808
RDR	0	(69,658)	0	(69,658)	82,780	13,122
RTA	0	(222,586)	0	(222,586)	298,480	75,894
SBI	0	(11,594)	0	(11,594)	13,639	2,045
SOG	0	(114,358)	0	(114,358)	154,303	39,945
SSB	6,532	0	0	6,532	(6,667)	(135)
UBS	0	(44,470)	0	(44,470)	51,316	6,846

Total Borrowings and Other Financing Transactions	$104,634	$(1,028,000)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$(1,021)	$(26,395)	$(173,439)	$(71,342)	$(272,197)
Corporate Bonds & Notes	0	(77,624)	(31,155)	(4,374)	(113,153)
Non-Agency Mortgage-Backed Securities	0	(113,268)	(191,830)	(316,089)	(621,187)
U.S. Government Agencies	0	(6,563)	(6,671)	(2,926)	(16,160)

Total Borrowings	$(1,021)	$(223,850)	$(403,095)	$(394,731)	$(1,022,697)

Gross amount of recognized liabilities for reverse repurchase agreements (5)					$(1,022,697)

(5)	Unsettled reverse repurchase agreements liability of $(5,303) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/15/2021	$128,100	$6,335	$3,842	$0	$(13)
Receive	3-Month USD-LIBOR	4.000	06/20/2022	134,000	(22,940)	3,276	61	0
Pay	3-Month USD-LIBOR	2.250	06/15/2026	309,700	25,220	26,216	0	(678)
Receive	3-Month USD-LIBOR	2.750	03/20/2043	76,400	(15,683)	(17,214)	760	0
Receive	3-Month USD-LIBOR	3.750	06/18/2044	12,200	(5,345)	(5,319)	141	0
Receive	3-Month USD-LIBOR	3.500	12/17/2044	44,200	(16,992)	(14,385)	511	0

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.250%	06/17/2045	$45,600	$(14,999)	$(11,269)	$524	$0
Receive	3-Month USD-LIBOR	2.750	12/16/2045	3,800	(820)	(863)	42	0

					$(45,224)	$(15,716)	$2,039	$(691)

Total Swap Agreements					$(45,224)	$(15,716)	$2,039	$(691)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(m)	Securities with an aggregate market value of $5,837 and cash of $21,993 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,039	$2,039	$0	$0	$(691)	$(691)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2016		$65,695	EUR	59,614	$462	$0
	07/2016		100,380	GBP	75,445	57	0
	08/2016	EUR	59,614		$65,765	0	(459)
	08/2016	GBP	75,445		100,407	0	(54)
BPS	07/2016	BRL	50,936		15,869	12	0
	07/2016		$14,946	BRL	50,936	911	0
	08/2016	BRL	50,936		$14,830	0	(889)
CBK	07/2016		4,662		1,452	1	0
	07/2016	GBP	809		1,168	91	0
	07/2016		$1,370	BRL	4,662	81	0
	07/2016		889	EUR	789	0	(13)
	08/2016	GBP	2,090		$2,819	35	0
GLM	07/2016	EUR	60,202		67,287	478	0
	07/2016	GBP	3,017		4,388	372	0
HUS	07/2016		515		730	44	0
JPM	07/2016	BRL	55,598		15,272	0	(2,036)
	07/2016	EUR	201		227	4	0
	07/2016		$17,321	BRL	55,598	0	(14)
	08/2016		1,049	GBP	780	0	(10)
MSB	07/2016	GBP	71,104		$104,487	9,830	0

Total Forward Foreign Currency Contracts						$12,378	$(3,475)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	06/20/2021	6.551%	$ 4,600	$(1,243)	$188	$0	$(1,055)
BRC	Petrobras Global Finance BV	1.000	06/20/2021	6.551	800	(218)	35	0	(183)
GST	Petrobras Global Finance BV	1.000	06/20/2021	6.551	3,631	(1,018)	185	0	(833)
HUS	Petrobras Global Finance BV	1.000	09/20/2020	6.191	240	(34)	(12)	0	(46)
	Petrobras Global Finance BV	1.000	06/20/2021	6.551	7,200	(1,968)	316	0	(1,652)
JPM	Russia Government International Bond	1.000	12/20/2020	2.128	1,200	(138)	81	0	(57)

						$(4,619)	$793	$0	$(3,826)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	85

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	$29,877	$(26,553)	$12,217	$0	$(14,336)

Total Swap Agreements					$(31,172)	$13,010	$0	$(18,162)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(o)	Securities with an aggregate market value of $19,920 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$519	$0	$0	$519	$(513)	$0	$0	$(513)	$6	$0	$6
BPS	923	0	0	923	(889)	0	(1,055)	(1,944)	(1,021)	1,232	211
BRC	0	0	0	0	0	0	(183)	(183)	(183)	0	(183)
CBK	208	0	0	208	(13)	0	0	(13)	195	0	195
DUB	0	0	0	0	0	0	0	0	0	(1,080)	(1,080)
FBF	0	0	0	0	0	0	(14,336)	(14,336)	(14,336)	14,471	135
GLM	850	0	0	850	0	0	0	0	850	(770)	80
GST	0	0	0	0	0	0	(833)	(833)	(833)	982	149
HUS	44	0	0	44	0	0	(1,698)	(1,698)	(1,654)	1,721	67
JPM	4	0	0	4	(2,060)	0	(57)	(2,117)	(2,113)	1,515	(598)
MSB	9,830	0	0	9,830	0	0	0	0	9,830	(8,490)	1,340

Total Over the Counter	$12,378	$0	$0	$12,378	$(3,475)	$0	$(18,162)	$(21,637)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,039	$2,039

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,378	$0	$12,378

	$0	$0	$0	$12,378	$2,039	$14,417

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$691	$691

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,475	$0	$3,475
Swap Agreements	0	18,162	0	0	0	18,162

	$0	$18,162	$0	$3,475	$0	$21,637

	$0	$18,162	$0	$3,475	$691	$22,328

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$3,245	$3,245

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,921	$0	$20,921
Swap Agreements	0	(43)	0	0	(376)	(419)

	$0	$(43)	$0	$20,921	$(376)	$20,502

	$0	$(43)	$0	$20,921	$2,869	$23,747

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(25,040)	$(25,040)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,548	$0	$1,548
Swap Agreements	0	(2,195)	0	0	53	(2,142)

	$0	$(2,195)	$0	$1,548	$53	$(594)

	$0	$(2,195)	$0	$1,548	$(24,987)	$(25,634)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$14,210	$529	$14,739
Corporate Bonds & Notes
Banking & Finance	0	94,332	36,558	130,890
Industrials	0	63,166	10,671	73,837
Utilities	0	60,276	0	60,276
Municipal Bonds & Notes
Illinois	0	1,226	0	1,226
U.S. Government Agencies	0	28,934	0	28,934
U.S. Treasury Obligations	0	5,802	0	5,802
Non-Agency Mortgage-Backed Securities	0	1,200,816	29,243	1,230,059
Asset-Backed Securities	0	527,618	28,781	556,399
Sovereign Issues	0	16,200	0	16,200
Common Stocks
Consumer Discretionary	69	0	0	69
Financials	23	0	423	446
Utilities	9,695	0	0	9,695
Preferred Securities
Banking & Finance	0	2,269	0	2,269

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Short-Term Instruments
Repurchase Agreements	$0	$104,632	$0	$104,632
U.S. Treasury Bills	0	21,548	0	21,548

Total Investments	$9,787	$2,141,029	$106,205	$2,257,021

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,039	0	2,039
Over the counter	0	12,378	0	12,378

	$0	$14,417	$0	$14,417

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(691)	0	(691)
Over the counter	0	(21,637)	0	(21,637)

	$0	$(22,328)	$0	$(22,328)

Totals	$9,787	$2,133,118	$106,205	$2,249,110

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	87

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

June 30, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2016:

Category and Subcategory	Beginning Balance at 06/30/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$725	$0	$0	$2	$0	$(198)	$0	$0	$529	$(198)
Corporate Bonds & Notes
Banking & Finance	36,902	0	(453)	98	7	4	0	0	36,558	(14)
Industrials	10,642	0	0	13	0	16	0	0	10,671	16
Non-Agency Mortgage-Backed Securities	19,218	5,445	(406)	(12)	19	363	4,861	(245)	29,243	372
Asset-Backed Securities	0	12,754	0	(41)	0	273	15,795	0	28,781	273
Common Stocks
Financials	666	0	0	0	0	(243)	0	0	423	(243)

Totals	$68,153	$18,199	$(859)	$60	$26	$215	$20,656	$(245)	$106,205	$206

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$529	Other Valuation Techniques (2)	—	—
Corporate Bonds & Notes
Banking & Finance	11,310	Proxy Pricing	Base Price	102.67
	25,248	Reference Instrument	Spread Movement	37 bps-324.53 bps
Industrials	10,671	Proxy Pricing	Base Price	100.09
Non-Agency Mortgage-Backed Securities	29,243	Proxy Pricing	Base Price	2.00-105.50
Asset-Backed Securities	15,550	Indicative Market Quotation	Broker Quote	45.00
	13,231	Proxy Pricing	Base Price	3.69-115,005.75
Common Stocks
Financials	423	Other Valuation Techniques (2)	—	—

Total	$106,205

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

June 30, 2016

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund (formerly PIMCO Dynamic Credit Income Fund) and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PCM Fund, Inc.	June 23, 1993
PIMCO Global StocksPLUS & Income Fund	February 16, 2005
PIMCO Income Opportunity Fund	September 12, 2007
PIMCO Strategic Income Fund, Inc.	December 9, 1993
PIMCO Dynamic Credit and Mortgage Income Fund	September 27, 2012
PIMCO Dynamic Income Fund	January 19, 2011

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund have authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the

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Notes to Financial Statements (Cont.)

currency exchange market at the time or through a forward foreign currency contract (see Note 6, Financial Derivative Instruments). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income even if such strategies could potentially result in declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in net asset value with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates, and which may be economically similar to a taxable return of capital. The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition.

Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Fund’s estimates and projections, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment

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companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or mortgage dollar rolls, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11 that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU (the PIMCO Income Opportunity Fund adopted the ASU in 2016). The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not

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Notes to Financial Statements (Cont.)

trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

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■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for

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Notes to Financial Statements (Cont.)

the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered

Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with a Fund’s valuation procedures.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in or originations of loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders. A Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs

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may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” below).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at June 30, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

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Notes to Financial Statements (Cont.)

U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  Certain Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on

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the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

(d) Mortgage Dollar Rolls  Certain Funds may enter into mortgage dollar roll transactions. Mortgage dollar rolls involve a Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statements of Operations. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund accounts for rolls as financing transactions. A Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. Dollar rolls involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and of the realized appreciation (depreciation) and changes in unrealized appreciation (depreciation) related to such instruments on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund. Compliance with the CFTC’s regulatory requirements could increase PIMCO Global StocksPLUS® & Income Fund’s expenses, adversely affecting its total return.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss).

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Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily, and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Options”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying

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instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains (losses) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to Centrally Cleared Swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of

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the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate loan, U.S. municipal, U.S. Treasury or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals.

Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a

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greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund may but is not required to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in

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interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and recent increases in the interest rates for the first time since 2006, could potentially increase the probability of an upward interest rate environment in the near future. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, transaction initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk may be reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. BASIS FOR CONSOLIDATION

PCILS I LLC and PDILS I LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), both Delaware LLC exempted companies, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), respectively, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PIMCO Dynamic Credit and Mortgage Income Fund’s and PIMCO Dynamic Income Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries (amounts in thousands†).

	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund
	PCILS LLC	PDILS I LLC
Date of Formation	03/07/2013	03/12/2013
Consolidated Fund Net Assets	$2,804,003	$1,222,499
Subsidiary % of Consolidated Fund Net Assets	0	0
Subsidiary Financial Statement Information
Total assets	$0	$0
Total liabilities	0	0
Net assets	$0	$0
Total income	0	0
Net investment income (loss)	(23)	(10)
Net realized gain (loss)	0	0
Net change in unrealized appreciation (depreciation)	0	0
Increase (decrease) in net assets resulting from operations	$(23)	$(10)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate
PCM Fund, Inc.	0.900%	(1)
PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)
PIMCO Income Opportunity Fund	1.055%	(1)
PIMCO Strategic Income Fund, Inc.	0.955%	(3)
PIMCO Dynamic Credit and Mortgage Income Fund	1.150%	(4)
PIMCO Dynamic Income Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)	Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets

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attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).
(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors Fund Management (“AGIFM”), an affiliate of PIMCO that served as the investment manager of the PIMCO Managed Funds prior to the close of business on September 5, 2014, serves as investment adviser.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price.

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Notes to Financial Statements (Cont.)

During the period ended June 30, 2016, as indicated below, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PCM Fund, Inc.	$1,014	$4,974
PIMCO Global StocksPLUS® & Income Fund	3,529	18,021
PIMCO Income Opportunity Fund	10,131	22,124
PIMCO Strategic Income Fund, Inc.	2,535	22,578
PIMCO Dynamic Credit and Mortgage Income Fund	76,616	672,880
PIMCO Dynamic Income Fund	36,266	76,112

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund each

Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are also indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, as indicated below, were as follows (amounts in thousands†):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PCM Fund, Inc.	$0	$0	$34,839	$23,676
PIMCO Global StocksPLUS® & Income Fund	0	0	41,511	39,135
PIMCO Income Opportunity Fund	3,999	3,597	83,080	100,464
PIMCO Strategic Income Fund, Inc.	275,244	276,160	52,906	68,801
PIMCO Dynamic Credit and Mortgage Income Fund	64,119	72,049	1,632,063	1,186,415
PIMCO Dynamic Income Fund	23,704	20,557	446,241	267,078

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the SEC that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

108	PIMCO CLOSED-END FUNDS

June 30, 2016

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral - Capital (5)	Qualified Late-Year Loss Deferral - Ordinary (6)
PCM Fund Inc.	$5,922	$0	$(2,629)	$(923)	$(15,170)	$(695)	$0
PIMCO Global StocksPlus® & Income Fund	0	0	10,488	(2,016)	(136,721)	0	0
PIMCO Income Opportunity Fund	863	0	3,317	(2,863)	0	(6,324)	0
PIMCO Strategic Income Fund, Inc.	2,503	0	16,746	(3,369)	(51,455)	0	0
PIMCO Dynamic Credit and Mortgage Income Fund	79,337	0	(297,892)	(22,678)	(228,991)	0	0
PIMCO Dynamic Income Fund	53,910	0	88,840	(10,148)	0	(11,493)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, market discount and premium amortization, sale of corporate actions, interest-only basis adjustments, sale/buyback transactions, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2015 through June 30, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2015 through June 30, 2016 and Ordinary losses realized during the period January 1, 2016 through June 30, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†):

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	6/30/2017	6/30/2018	6/30/2019
PCM Fund Inc.	$13,751	$1,419	$0
PIMCO Global StocksPlus® & Income Fund	89,083	5,575	0
PIMCO Income Opportunity Fund	0	0	0
PIMCO Strategic Income Fund, Inc.	13,338	0	0
PIMCO Dynamic Credit and Mortgage Income Fund	0	0	0
PIMCO Dynamic Income Fund	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	JUNE 30, 2016	109

Notes to Financial Statements (Cont.)

As of June 30, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PCM Fund Inc.	$0	$0
PIMCO Global StocksPlus® & Income Fund	42,063	0
PIMCO Income Opportunity Fund	0	0
PIMCO Strategic Income Fund, Inc.	37,613	504
PIMCO Dynamic Credit and Mortgage Income Fund	190,657	38,334
PIMCO Dynamic Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PCM Fund Inc.	$195,759	$12,749	$(15,498)	$(2,749)
PIMCO Global StocksPlus® & Income Fund	158,396	17,835	(11,618)	6,217
PIMCO Income Opportunity Fund	552,625	48,246	(43,106)	5,140
PIMCO Strategic Income Fund, Inc.	822,497	36,129	(9,733)	26,396
PIMCO Dynamic Credit and Mortgage Income Fund	5,390,313	104,722	(439,571)	(334,849)
PIMCO Dynamic Income Fund	2,157,902	217,345	(118,226)	99,119

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, market discount and premium amortization, interest-only basis adjustments, sale/buyback transactions, convertible preferred securities, sale of corporate actions, and Lehman securities for federal income tax purposes.

For the fiscal years ended June 30, 2016 and each Fund’s respective previous fiscal year ends, the Funds made the following tax basis distributions (amounts in thousands†):

	Year Ended June 30, 2016			Period from January 1, 2015 to June 30, 2015			Year Ended December 31, 2014
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PCM Fund, Inc.	$11,077	$0	$0	$5,537	$0	$0	$12,094	$0	$0

	Year Ended June 30, 2016			Period from April 1, 2015 to June 30, 2015			Year Ended March 31, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Global StocksPLUS® & Income Fund	$21,340	$0	$1,918	$5,782	$0	$0	$23,021	$0	$0

	Year Ended June 30, 2016			Period from November 1, 2014 to June 30, 2015			Year Ended October 31, 2014
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Income Opportunity Fund	$34,171	$7,592	$0	$34,865	$11,498	$224	$42,972	$0	$0

	Year Ended June 30, 2016			Period from February 1, 2015 to June 30, 2015			Year Ended January 31, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Strategic Income Fund, Inc.	$41,907	$0	$0	$16,651	$0	$0	$42,226	$0	$0

	Year Ended June 30, 2016			Period from January 1, 2015 to June 30, 2015			Year Ended December 31, 2014
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Dynamic Credit and Mortgage Income Fund	$299,572	$0	$0	$128,645	$0	$0	$336,546	$2,940	$0

110	PIMCO CLOSED-END FUNDS

June 30, 2016

	Year Ended June 30, 2016			Period from April 1, 2015 to June 30, 2015			Year Ended March 31, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Dynamic Income Fund	$200,209	$38,491	$0	$28,651	$0	$0	$187,696	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2016, the following distributions were declared to common shareholders payable August 1, 2016 to shareholders of record on July 11, 2016:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.183350 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.080000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.164063 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

On August 1, 2016, the following distributions were declared to common shareholders payable September 1, 2016 to shareholders of record on August 11, 2016:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.183350 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.080000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.164063 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

Effective July 29, 2016, PIMCO Dynamic Credit Income Fund changed its name to PIMCO Dynamic Credit and Mortgage Income Fund. The New York Stock Exchange ticker symbol for PIMCO Dynamic Credit and Mortgage Income Fund’s common shares (PCI) will remain the same.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2016	111

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund (formerly PIMCO Dynamic Credit Income Fund) and PIMCO Dynamic Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund (formerly PIMCO Dynamic Credit Income Fund), and PIMCO Dynamic Income Fund (hereafter referred to as the “Funds”) at June 30, 2016, the results of each of their operations and the cash flows for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO Dynamic Credit and Mortgage Income Fund (formerly PIMCO Dynamic Credit Income Fund) and PIMCO Dynamic Income Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2016

112	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International	RCE	Royal Bank of Canada Europe Limited
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RTA	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	JML	JPMorgan Securities PLC	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	SBI	Citigroup Global Markets Ltd.
BSN	Bank of Nova Scotia	MBC	HSBC Bank PLC	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MSB	Morgan Stanley Bank N.A.	SOG	Societe Generale
DBL	Deutsche Bank AG London	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FBF	Credit Suisse International	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC
FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.	WFS	Wells Fargo Securities, LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SGD	Singapore Dollar
CHF	Swiss Franc	ILS	Israeli Shekel	USD (or $)	United States Dollar
DKK	Danish Krone	JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	PENAAA	Penultimate AAA Sub-Index
CDX.HY	Credit Derivatives Index - High Yield	NDDUEAFE	MSCI EAFE Index

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	SP - ADR	Sponsored American Depositary Receipt

ANNUAL REPORT	JUNE 30, 2016	113

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PCM Fund Inc.	0.00%	0.04%	$9,247	$0
PIMCO Global StocksPlus® & Income Fund	0.00%	0.11%	7,995	0
PIMCO Income Opportunity Fund	0.00%	3.46%	15,358	0
PIMCO Strategic Income Fund, Inc.	0.00%	0.03%	17,606	0
PIMCO Dynamic Credit and Mortgage Income Fund	0.00%	0.00%	108,894	6,367
PIMCO Dynamic Income Fund	0.00%	0.31%	66,675	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

114	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

PCM Fund, Inc., PIMCO Income Opportunity Fund and PIMCO Dynamic Credit and Mortgage Income Fund (formerly, PIMCO Dynamic Credit Income Fund) held their annual meetings of shareholders on April 29, 2016. Shareholders voted as indicated below:

PIMCO Income Opportunity Fund	Affirmative	Withheld Authority
Re-election of John C. Maney† — Class II to serve until the annual Meeting held during the 2018-2019 fiscal year	13,004,444	333,975
Re-election of James A. Jacobson — Class II to serve until the annual Meeting held during the 2018-2019 fiscal year	13,000,204	338,215

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Craig A. Dawson continued to serve as Trustees of the Fund.

†	Interested Trustee

PCM Fund, Inc.	Affirmative	Withheld Authority
Election of James A. Jacobson — Class I to serve until the annual meeting held during the 2018-2019 fiscal year	9,705,740	384,617
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting held during the 2018-2019 fiscal year	9,704,635	385,722

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, Bradford K. Gallagher, Alan Rappaport, John C. Maney and Craig A. Dawson continued to serve as Directors of the Fund.

PIMCO Dynamic Credit and Mortgage Income Fund (formerly, PIMCO Dynamic Credit Income Fund)	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting held during the 2018-2019 fiscal year	110,435,932	5,125,445
Re-election of John C. Maney† — Class III to serve until the annual Meeting held during the 2018-2019 fiscal year	110,502,230	5,059,148

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, James A. Jacobson, William B. Ogden, IV, Alan Rappaport and Craig A. Dawson continued to serve as Trustees of the Fund.

†	Interested Trustee

Annual Shareholder Meeting Results

PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS & Income Fund and PIMCO Dynamic Income Fund held their annual meetings of shareholders on June 30, 2016. Shareholders voted as indicated below.

PIMCO Global StocksPLUS & Income Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting held during the 2018-2019 fiscal year	9,056,878	439,609
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting held during the 2018-2019 fiscal year	9,071,898	424,589
Re-election of James A. Jacobson — Class II to serve until the annual Meeting held during the 2018-2019 fiscal year	9,069,901	426,586

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport, Craig Dawson and John C. Maney continued to serve as Trustees of the Fund.

PIMCO Dynamic Income Fund	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class II to serve until the annual meeting held during the 2018-2019 fiscal year	38,194,168	782,953
Re-election of Alan Rappaport — Class II to serve until the annual meeting held during the 2018-2019 fiscal year	38,179,416	797,705
Re-election of William B. Ogden, IV — Class II to serve until the annual Meeting held during the 2018-2019 fiscal year	38,189,426	787,695

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

PIMCO Strategic Income Fund, Inc.	Affirmative	Withheld Authority
Re-election of James A. Jacobson — Class I to serve until the annual Meeting held during the 2018-2019 fiscal year	35,044,079	1,720,191
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting held during the 2018-2019 fiscal year	35,046,352	1,717,918

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, Bradford K. Gallagher, Alan Rappaport, Craig A. Dawson and John C. Maney continued to serve as Directors of the Fund.

ANNUAL REPORT	JUNE 30, 2016	115

Investment Strategy Updates

Effective October 6, 2015, each Fund adopted the following non-fundamental investment policy:

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees/directors. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Fund’s Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of a Fund within seven days. These policies are not fundamental policies of the Funds and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.

Effective April 22, 2016, PIMCO Dynamic Credit and Mortgage Income Fund (formerly, PIMCO Dynamic Credit Income Fund) (hereinafter, the “Fund”) rescinded the following non-fundamental policy:

The Fund will normally invest at least 50% of its net assets in corporate income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers.

Effective July 29, 2016, the Fund changed its name to PIMCO Dynamic Credit and Mortgage Income Fund. In connection with the name change, the Fund rescinded the following non-fundamental investment policy (the “Former Policy”):

The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt instruments of varying maturities (the “80% policy”).

For purposes of the 80% policy, debt instruments may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; mortgage-related and any other type of asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build

America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable. At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to debt instruments will be counted toward satisfaction of this 80% policy.

The Former Policy was replaced in its entirety with the following new non-fundamental investment policy (the “New Policy”):

The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related securities and other debt instruments of varying maturities (the “80% policy”). For purposes of the 80% policy, mortgage-related securities may include, without limitation, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

For purposes of the 80% policy, other debt instruments may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe

116	PIMCO CLOSED-END FUNDS

(Unaudited)

bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable. At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to mortgage-related securities or other debt instruments will be counted toward satisfaction of this 80% policy.

The New Policy became effective on July 29, 2016 and may only be changed by the Board of Trustees of the Fund after providing at least 60 days’ written notice to the Fund’s shareholders pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended.

The following risks are associated with the policies described above:

To the extent that the Fund has increased exposure to certain asset classes other than corporate income-producing securities, such as mortgage-related securities, as a result of the investment policy changes described above, the Fund may be exposed to increased risks associated with such asset classes.

ANNUAL REPORT	JUNE 30, 2016	117

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of each Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

118	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

ANNUAL REPORT	JUNE 30, 2016	119

Management of the Funds

The chart below identifies Trustees/Directors and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees/Directors

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/Director During the Past 5 Years

Independent Trustees/Director

Hans W. Kertess 1939	Chairman of the Board, Trustee/Director	Director of PCM and RCS since 2008, Trustee of PCI since 2013, Trustee of PGP since 2005, Trustee of PKO since 2007 and Trustee of PDI since 2012, expected to stand for re-election at the annual meeting of shareholders held during the 2016-2017 fiscal year for PCM, PCI and RCS, the 2017-2018 fiscal year for PKO and PGP and the 2018-2019 fiscal year for PDI.	President, H. Kertess & Co., a financial advisory company. Senior Adviser, Royal Bank of Canada Capital Markets. Formerly, Managing Director and Consultant, Royal Bank of Canada Capital Markets.	90	None

Deborah A. DeCotis 1952	Trustee/Director	Trustee/Director of RCS, PGP, PCM and PKO since 2011, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PCM, PKO, RCS and PDI and the 2018-2019 fiscal year for PCI and PGP.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010- 2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	90	None

Bradford K. Gallagher 1944	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2010, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2016-2017 fiscal year for RCS, PKO, PDI and PCM, the 2017-2018 fiscal year for PCI and the 2018-2019 fiscal year for PGP.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	90	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010); and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2009, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2016-2017 fiscal year for PDI, the 2017-2018 fiscal year for PCI and the 2018-2019 fiscal year for RCS, PGP, PCM and PKO.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	90	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee/Director	Trustee/Director of PCM, RCS and PKO since 2008, Trustee of PGP since 2006, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for reelection at the annual meeting of shareholders held during the 2016-2017 fiscal year for PCI, the 2017-2018 fiscal year for PKO and PGP, and the 2018-2019 fiscal year for RCS, PCM and PDI.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90	None

120	PIMCO CLOSED-END FUNDS

(Unaudited)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/Director During the Past 5 Years

Alan Rappaport 1953	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2010, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2016-2017 fiscal year for PGP, PCI and PKO, the 2017-2018 fiscal year for RCS and PCM and the 2018-2019 fiscal year for PDI.	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013); and Member of Board of Overseers, NYU Langone Medical Center (since 2015). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	90	None

Interested Trustees/Directors

Craig A. Dawson* 1968	Trustee/Director	Trustee/Director of the Funds since 2014, expected to stand for re-election at the annual meeting of shareholders held during the 2016-2017 fiscal year for PDI and PKO, the 2017-2018 fiscal year for RCS, PGP, PCI and PCM.	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s Europeans investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None

John C. Maney** 1959	Trustee/Director	Director of RCS and PCM since 2008, Trustee of PGP since 2006, Trustee of PKO since 2007, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2016-2017 fiscal year for PCM, RCS and PGP, the 2017-2018 fiscal year for PDI and the 2018-2019 fiscal year for PCI and PKO.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

*	Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.
**	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

ANNUAL REPORT	JUNE 30, 2016	121

Management of the Funds (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.

Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

122	PIMCO CLOSED-END FUNDS

Approval of Investment Management Agreement

(Unaudited)

At an in-person meeting held on June 7, 2016 (the “Approval Meeting”), the Board of Trustees or Directors (for purposes of this disclosure, all Board members are hereinafter referred to as “Trustees”) of the Funds (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Act) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on September 5, 2016. Prior to the Approval Meeting, the Contracts Review Committee of the Board of each Fund (together, the “Committee”) held an in-person meeting on June 7, 2016 (the “Committee Meeting”) and formally considered and recommended to the Board the continuation of the Agreement for each Fund. Prior to the Approval Meeting, on May 4, 2016, the Chair of the Committee participated in a conference call with members of management and PIMCO personnel and counsel to the Independent Trustees (“Independent Counsel”) to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On April 29, 2016, PIMCO provided materials to the Committee for its consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement.

On May 23, 2016, the Committee held a meeting via conference call (collectively with the May 4, 2016 conference call, Committee Meeting and the Approval Meeting, the “Contract Renewal Meetings”), at which the members of the Committee, all of whom are Independent Trustees, considered the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Committee also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel.

At the Committee Meeting and Approval Meeting, PIMCO presented certain additional supplemental information to the Independent Trustees regarding the Funds. Following the presentation at the Committee Meeting, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Broadridge Financial Solutions, Inc./Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and, with respect to each Fund, the performance of an applicable benchmark index, if any, (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds identified by Lipper (the “Lipper expense group”) as well as of a larger sample of comparable funds identified by Lipper (the “Lipper expense universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds, (v) the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2015, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) a comparison of each Fund’s annualized total expense ratio as a percentage of average net assets attributable to common shareholders (excluding interest expenses) under the unified fee arrangements (the “Unified Fee Arrangements”) for the three most recent fiscal periods, as disclosed in each Fund’s annual report, (x) summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance and fees/expenses versus Lipper peer group medians (the “Fund Scoring Summaries”), (xi) fact cards for each Fund that included summary information regarding each Fund, (xiii) information regarding the yields of the Funds, (xiv) information regarding the risk-adjusted returns of the Funds, and (xv) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

ANNUAL REPORT	JUNE 30, 2016	123

Approval of Investment Management Agreement (Cont.)

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees also took into account that the Funds’ current fee and expense arrangements were closely reviewed in 2014 in connection with the proposed transition from Allianz Global Investors Fund Management LLC (“AGIFM”) to PIMCO as the Funds’ investment manager, and that the Agreement had been approved by the shareholders of each Fund at special shareholder meetings in 2014.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper expense group and Lipper expense universe for each Fund. In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total expense ratio. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the Unified Fee Arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ Unified Fee Arrangements cover Operating Expenses (defined below) that are typically paid for or incurred by peer funds directly in addition to their management fees as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups and Lipper expense universes presented for comparison with the Funds.

The Trustees noted that, for each Fund, with the exception of PCM, the contractual management fee rate for the Fund under its Unified Fee Arrangement was above the median contractual management fees of the other funds in its Lipper expense group, calculated both on average net assets and on average managed assets. However, in this regard, the Trustees took into account that each Fund’s Unified Fee Arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) and therefore would tend to be higher than the contractual management fee rates of other funds in the Lipper peer groups, which generally do not have a unified fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the Unified Fee Arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to fee and expense structures, such as the structure in place for the Funds prior to September 6, 2014, under which the Funds’ Operating Expenses (including certain

124	PIMCO CLOSED-END FUNDS

(Unaudited)

third-party fees and expenses) can vary significantly over time. The Trustees also considered that the Unified Fee Arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees noted that the annualized total expense ratios (excluding interest expenses) as a percentage of average net assets attributable to common shareholders for PGP, PCI, PCM and PKO were slightly higher under the Unified Fee Arrangements than they were under the investment management agreement with AGIFM. It was noted that, with respect to PGP, PCM and PKO, the increase was largely due to increases in managed assets from increased leverage and, for PGP, PCM, PCI and PKO, decreased average net assets attributable to common shares.

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2015. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses and performance against those of its Lipper performance universe and Lipper expense universe by identifying a quadrant designation based on the average of six different measures of fees/expenses versus performance (one-year, three-year and five-year performance for the period ended December 31, 2015, in each case, versus a Fund’s management fees or total expense ratio). The Fund Scoring Summaries were based both on net assets and averaged managed assets and in each case both inclusive and exclusive of interest and borrowing expenses. In addition, the Trustees also reviewed fact cards for each Fund that included summary information regarding each Fund, including investment objective and strategy, portfolio managers, assets under management, outstanding leverage, net asset value and market performance comparisons, comparative fee and expense information, premium/discount information and information regarding PIMCO’s estimated profitability.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

Among other information, the Trustees took into account the following regarding particular Funds.

PGP

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of two funds, the Trustees noted that the Fund ranked first out of two funds for the one-year, three-year and five-year periods ended December 31, 2015. For the ten-year period, the Trustees noted that the Fund was the only fund within its Lipper performance universe.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of seven funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $123.1 million to $287.1 million, and that four of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 14 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe.

PKO

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 12 funds for one-year performance, 11 funds for three-year performance and eight funds for five-year performance, the Trustees noted that the Fund had third quintile performance for the one-year and first quintile performance for the three-year and five-year periods ended December 31, 2015.

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Approval of Investment Management Agreement (Cont.)

The Trustees noted that the Lipper expense group for the Fund consisted of a total of seven funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $93.3 million to $373.2 million, and that three funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe.

PCM

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of nine funds for one-year performance, eight funds for three-year and five-year performance and five funds for ten-year performance, the Trustees noted that the Fund had fourth quintile performance for the one-year period, third quintile performance for the three-year period and first quintile performance for the five-year and ten-year periods ended December 31, 2015.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $60.8 million to $457.9 million, and that all of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of nine funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense universe.

RCS

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 12 funds for one-year performance, 11 funds for three-year performance, eight funds for five-year performance and six funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the first-year, three-year, five-year and ten-year periods ended December 31, 2015.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of seven funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the expense group ranged from $93.3 million to $373.2 million, and that one of the funds in the group was larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets and average net assets were below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets and average net assets were below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe.

PCI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance

126	PIMCO CLOSED-END FUNDS

(Unaudited)

universe, consisting of 12 funds, the Trustees noted that the Fund had third quintile performance for the one-year period ended December 31, 2015 and first quintile performance for the period from the Fund’s inception on January 31, 2013 until December 31, 2015.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $216.5 million to $1.551 billion and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe.

PDI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 12 funds for the one-year performance, 11 funds for the three-year and since inception performance, the Trustees noted that the Fund had first quintile performance for the one-year and three-year periods ended December 31, 2015 and for the period from the Fund’s inception on May 30, 2012 until December 31, 2015.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $216.5 million to $1.480 billion and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets and average net assets were above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds, if any, including any similar open-end funds. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by any open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend. With respect to PGP and RCS, the Trustees were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile bearing similarities to those Funds.

The Trustees also took into account that all Funds, with the exception of RCS, pay management fees on assets attributable to types of leverage that they use (such as reverse repurchase agreements) under the Agreement (because each Fund’s fees, except those of RCS, are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and/or certain other forms of leverage outstanding). They noted that RCS’s management fees are

ANNUAL REPORT	JUNE 30, 2016	127

Approval of Investment Management Agreement (Cont.)

based on daily net assets, including net assets attributable to any preferred shares that may be outstanding, but that RCS does not have any preferred shares outstanding. In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive may be greater under the Unified Fee Arrangements because the contractual management fee rates under the Unified Fee Agreements are higher for each Fund than the Fund’s management fee would otherwise be if it did not cover the Fund’s Operating Expenses — i.e., in comparison to their non-unified management fee rates in place prior to September 6, 2014 — with the exception of PCI and PDI, which have the same management fee rates at they did prior to September 6, 2014. Therefore, with the exception of PCI and PDI, the total fees paid by each Fund to PIMCO under the Unified Fee Arrangements will therefore vary more with increases and decreases in applicable leverage incurred by a Fund than under its prior non-unified fee arrangement, all things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives. The Trustees noted that RCS does not pay fees on assets attributable to the types of leverage that the Fund currently employs.

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) the estimated profitability to PIMCO with respect to each Fund for the one-year period ended December 31, 2015, (ii) information comparing the estimated profitability to PIMCO with respect to all of the closed-end funds advised by PIMCO, including the Funds, for the one-year period ended December 31, 2015 for serving as the Funds’ investment manager to the profitability to PIMCO with respect to all of the closed-end funds advised by PIMCO, including the Funds, for the one-year period ended December 31, 2014 for serving as the sub-adviser from January 1, 2014 through the close of business on September 5, 2014, and for serving as the Funds’ investment manager from September 6, 2014 through December 31, 2014; (iii) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds; and (iv) an overview of PIMCO’s estimated profitability with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s profitability with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds.

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees and, as closed-end investment companies, the Funds did not at the time of the review intend to raise additional assets, so the assets of the Funds were expected to grow (if at all) principally through the investment performance of each Fund and/or the increased use of leverage. The Trustees also considered that the Unified Fee Arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ Unified Fee Arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the Unified Fee Arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and

128	PIMCO CLOSED-END FUNDS

(Unaudited)

quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	JUNE 30, 2016	129

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

130	PIMCO CLOSED-END FUNDS

(Unaudited)

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CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of May 13, 2015.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2016	131

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund.

CEF3010AR_063016

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2016	$ 33,448
	June 30, 2015	$ 31,031

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2016	$ —
	June 30, 2015	$ —

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2016	$ 17,750
	June 30, 2015	$ 33,470

(d)	Fiscal Year Ended	All Other Fees(1)
	June 30, 2016	$ —
	June 30, 2015	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The amounts under “Tax Fees” shown above have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity*
Entity	June 30, 2016	June 30, 2015
PIMCO Strategic Income Fund, Inc.	$17,750	$33,470
Pacific Investment Management Company LLC (“PIMCO”)	7,767,308	9,815,893
Total	$7,785,058	$9,849,363

*The amounts have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal,

PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 26, 2016, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO Strategic Income Fund, Inc. (the “Fund”):

Daniel H. Hyman

Mr. Hyman has been a portfolio manager of the Fund since June 2012. Mr. Hyman is an executive vice president in the Newport Beach office. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was a vice president at Credit Suisse where he traded Agency pass-throughs.

Daniel J. Ivascyn

Mr. Ivascyn has been a lead portfolio manager of the Fund since May 2002. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2016, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel H. Hyman	4	$3,979.76	12	$1,159.93	19	$13,877.80*
Daniel J. Ivascyn	13	$74,721.89	13	$18,726.94**	125	$8,809.33***

* Of these Other Accounts,     1     account(s) totaling     $439.80     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

** Of these Other Pooled Investment Vehicles,     1     account(s) totaling     $12.94     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

***Of these Other Accounts,     3     account(s) totaling     $2,273.58     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of June 30, 2016 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Deferred Compensation – M Options and/or Long-Term Incentive Plan (LTIP) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

•

The LTIP provides deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

•	Participation in M Unit program and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager. They are also evaluated against some of the non-exclusive list of qualitative criteria listed above.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2016:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2016
Daniel H. Hyman	None
Daniel J. Ivascyn	$100,001 - $500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Income Fund, Inc.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	August 26, 2016

By:	/s/ WILLIAM G. GALIPEAU

William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	August 26, 2016